TERM LOAN AGREEMENT

7164461_4
among
BANKUNITED, N.A.
and
THE ONE GROUP, LLC, ONE 29 PARK MANAGEMENT, LLC, STK-LAS VEGAS, LLC, STK ATLANTA, LLC, CA ALDWYCH LIMITED, HIP HOSPITALITY LIMITED, STK CHICAGO LLC, STK DENVER, LLC, STK-LA, LLC, STK MIAMI, LLC, STK MIAMI SERVICE, LLC, STK MIDTOWN HOLDINGS, LLC, STK MIDTOWN, LLC, STK ORLANDO LLC, STK WESTWOOD, LLC, T.O.G. (ALDWYCH) LIMITED, T.O.G. (UK) LIMITED, TOG BISCAYNE, LLC, and WSATOG (MIAMI) LLC
Dated as of December 17, 2014

TABLE OF CONTENTS
ARTICLE 1. DEFINITIONS    2

Section 1.1.	Defined Terms. 2

Section 1.2.	Principles of Construction. 10
ARTICLE 2. AMOUNT AND TERMS OF CREDIT    10

Section 2.1.	Loan. 10

Section 2.2.	Term Note. 11

Section 2.3.	Borrowing. 11

Section 2.4.	Intentionally Omitted. 11

Section 2.5.	Repayments of the Loan. 11

Section 2.6.	Prepayments of the Loan. 11

Section 2.7.	Interest Rate and Payment Dates. 12

Section 2.8.	Payments Generally. 12

Section 2.9.	Use of Proceeds. 13

Section 2.10.	Capital Adequacy. 13

Section 2.11.	Taxes; Net Payments. 14

Section 2.12.	Indemnity; Yield Protection. 15

Section 2.14.	Bank's Records. 16

Section 2.15.	Fees. 16
ARTICLE 3. REPRESENTATIONS AND WARRANTIES    16

Section 3.1.	Existence; Compliance with Law. 16

Section 3.2.	Subsidiaries; Capitalization. 16

Section 3.3.	Financial Condition; No Material Adverse Change. 16

Section 3.4.	Power Authorization; Enforceable Obligations. 17

Section 3.5.	No Legal Bar. 17

Section 3.6.	No Material Litigation. 18

Section 3.7.	No Default. 18

Section 3.8.	No Burdensome Restrictions. 18

Section 3.9.	Taxes. 18

Section 3.10.	Federal Regulations. 18

Section 3.11.	No Misstatement. 18

Section 3.12.	ERISA. 18

Section 3.13.	Properties. 19

Section 3.14.	Government Consents. 19

Section 3.15.	Security Interest. 19

Section 3.16.	No Misrepresentation. 19

Section 3.17.	No Immunity. 20

Section 3.18.	Taxes. 20

Section 3.19.	Certain Other Representations and Warranties. 20

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ARTICLE 4. CONDITIONS PRECEDENT    21

Section 4.1.	Conditions to Effectiveness. 21
ARTICLE 5. AFFIRMATIVE COVENANTS    24

Section 5.1.	Financial Information; Compliance Certificates and Reporting Generally. 24

Section 5.2.	Existence, Taxes, Maintenance of 26

Properties, Compliance with Law and Insurance.	26

Section 5.3.	Keeping Records and Books of Account. 27

Section 5.4.	Visitation Rights. 27

Section 5.5.	Compliance with Employee Plan and ERISA. 27

Section 5.6.	Financial Covenants. 28

Section 5.7.	Additional Borrowers. 28

Section 5.8.	Further Assurances. 28

Section 5.9.	Principal Depository Bank. 29
ARTICLE 6. NEGATIVE COVENANTS    29

Section 6.1.	Liens, Etc. 29

Section 6.2.	Indebtedness. 30

Section 6.3.	Investments. 31

Section 6.4.	Assumptions, Guaranties, Etc. of Indebtedness of Other Person. 31

Section 6.5.	Mergers Etc., 32

Section 6.6.	Sales, Etc., of Assets. 32

Section 6.7.	Change in Nature of Operations. 32

Section 6.8.	ERISA. 32

Section 6.9.	Fiscal Year. 32

Section 6.10.	Amendments; Prepayment or Modification of Indebtedness. 32
ARTICLE 7. EVENTS OF DEFAULT    33
ARTICLE 8. MISCELLANEOUS    35

Section 8.1.	Notices. 35

Section 8.2.	Modifications; Consents and Waivers; Entire Agreement. 36

Section 8.3.	No Waiver; Cumulative Remedies. 36

Section 8.4.	Survival of Representations and Warranties and Certain Obligations. 36

Section 8.5.	Costs; Expenses and Taxes; Indemnification. 37

Section 8.6.	Successors and Assigns; Participation; Pledge. 37

Section 8.7.	Right of Set‑Off 38

Section 8.8.	Execution in Counterparts. 39

Section 8.9.	USA Patriot Act 39

Section 8.10.	Governing Law; Jurisdiction; Consent to Service of Process; etc. 39

Section 8.11.	WAIVER OF JURY TRIAL 40

Section 8.12.	Treatment of Certain Information 40

ii

EXHIBITS
A    Form of Term Note
B    Form of Guarantee Agreement
C    Form of Security Agreement
D-1    Form of Pledge Agreement – Subsidiary Borrowers
D-2    Form of Pledge Agreement – The ONE Group
E    Form of Compliance Certificate
SCHEDULES
3.2    Subsidiaries; Capitalization
6.1    Existing Liens
6.2    Existing Indebtedness
6.4    Existing Guaranties

iii

TERM LOAN AGREEMENT
TERM LOAN AGREEMENT, made as of December 17, 2014among:
THE ONE GROUP, LLC, a Delaware limited liability company,
ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company,
STK-LAS VEGAS, LLC, a Nevada limited liability company,
STK ATLANTA, LLC, a Georgia limited liability company,
CA ALDWYCH LIMITED, a private limited company organized under the laws of the United Kingdom,
HIP HOSPITALITY LIMITED, a private limited company organized under the laws of the United Kingdom,
STK CHICAGO LLC, an Illinois limited liability company,
STK DENVER, LLC, a Colorado limited liability company,
STK-LA, LLC, a New York limited liability company,
STK MIAMI, LLC, a Florida limited liability company,
STK MIAMI SERVICE, LLC, a Florida limited liability company,
STK MIDTOWN HOLDINGS, LLC, a New York limited liability company,
STK MIDTOWN, LLC, a New York limited liability company,
STK ORLANDO LLC, a Florida limited liability company,
STK WESTWOOD, LLC, a California limited liability company,
T.O.G. (ALDWYCH) LIMITED, a private limited company organized under the laws of the United Kingdom,
T.O.G. (UK) LIMITED, a private limited company organized under the laws of the United Kingdom,
TOG BISCAYNE, LLC, a Florida limited liability company, and
WSATOG (MIAMI) LLC, a Delaware limited liability company (hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), and
BANK UNITED, N.A., a national banking association (hereinafter referred to as the "Bank").
W I T N E S S E T H:
WHEREAS, the Borrowers (other than STK Denver) and the Bank are parties to a certain Credit Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Existing Credit Agreement"), pursuant to which the Bank made certain loans to such Borrowers (collectively, the "Existing Loans");

WHEREAS, since October 31, 2014 (the Commitment Termination Date under the Existing Credit Agreement) the Borrowers have made certain payments of principal to the Bank in respect of the Existing Loans (the "Amortization Payments") and, as of the Effective Date after giving effect to the Amortization Payments, the aggregate outstanding principal amount of the Existing Loans is $6,395,070.57;
WHEREAS, the Bank and the Borrowers have agreed to (i) terminate the Existing Credit Agreement, (ii) refinance the aggregate outstanding principal amount of the Existing Loans and (iii) refinance a portion of the Amortization Payments in the amount of $1,079,929.50 and, in connection therewith, the Bank has agreed, subject to the terms and conditions hereinafter set forth, to make a single term loan to the Borrowers in the principal amount of SEVEN MILLION FOUR HUNDRED SEVENTY FIVE THOUSAND AND 07/100 DOLLARS ($7,475,000.07);
WHEREAS, STK Denver is a newly formed entity and an affiliate of the other Borrowers and as such will derive benefits from the term loan and has agreed to become a Borrower hereunder, on the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Borrowers and the Bank hereby agree as follows:
ARTICLE 1.
DEFINITIONS
Section 1.1.    Defined Terms.
As used herein the following terms shall have the following meanings:
"Adjusted EBITDA" means, for any accounting period, net income of The ONE Group Hospitality and its Subsidiaries on a consolidated basis for such accounting period before provision for payment of Interest Expense and federal, state and local income taxes plus depreciation, amortization and other non-cash charges (including (a) payment of "pre-opening" expenses of up to $500,000 in the aggregate with respect to all of the Borrowers for each period of 4 consecutive complete fiscal quarters and (b) any derivative liability of The ONE Group Hospitality associated with stock warrants issued by it during the applicable period); provided that in determining such net income for such period, there shall have been deducted (A) net income attributable to all Subsidiaries that are not Borrowers during such period and (B) all distributions made by The ONE Group Hospitality to its shareholders during such period; with respect to all of the foregoing, as determined in accordance with GAAP.
"Adjusted Tangible Net Worth" means, as of any date of determination, with respect to any Person, (i) such Person's capital surplus, earned surplus and capital stock, as of such date, plus the aggregate outstanding principal amount of all Subordinated Indebtedness as of such date, less (ii) all intangible assets properly classified as such in accordance with GAAP, including, without limitation, goodwill, licenses, permits, franchises, patents, patent rights, trademarks, trade names, and copyrights, any amounts due to such Person from any officers, members, partners, managers or shareholders of such Person, plus (iii) without duplication, to the extent deducted in the calculation of capital surplus in clause (i) above, any derivative liability of The ONE Group Hospitality associated with stock warrants issued by it.
"Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls the management or policies of the Person specified or is controlled by or is under common control with the Person specified.
"Agreement" means this Term Loan Agreement as the same may be amended, restated, supplemented or modified from time to time.
"Amortization Payments" shall have the meaning ascribed to such term in the recitals hereof.
"Assignee" shall have the meaning ascribed to such term in Section 8.6(b) hereof.
"Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are required or permitted by law to close.
"CA Aldwych" means CA Aldwych Limited, a private limited company organized under the laws of the United Kingdom.
"Capital Expenditures" means for any period, the aggregate amount of all payments made during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP.
"Capitalized Lease" means any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.
"Capitalized Lease Obligations" means as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP.
"Capital Stock" means, as to any Person, all shares, interest, partnership interests, limited liability company membership interests, participations, rights in or other equivalents (however designated) of such Person' s equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.
"Change in Control" means any time at which (i) 100% of the Capital Stock of each of the Subsidiary Borrowers is not owned (beneficially and of record) and controlled by The ONE Group or (ii) not less than 100% of the Capital Stock of The ONE Group is not owned (beneficially and of record) and controlled by The ONE Group Hospitality.
"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated, and rulings issued, thereunder.

"Collateral" means any and all "Collateral", as defined in the Security Documents.
"Compliance Certificate" means a certificate executed by the chief executive officer of each Borrower, substantially in the form of Exhibit E annexed hereto, to the effect that, to the best of chief executive officer's knowledge: (i) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrowers as described in such certificate, including, without limitation, that the covenants set forth in Section 5.6 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form reasonably satisfactory to the Bank, of such compliance, and (ii) the representations and warranties contained in Article 3 hereof are true and with the same effect as though such representations and warranties were made on the date of such certificate, except for changes in the ordinary course of business none of which, either singly or in the aggregate, have had a Material Adverse Effect on the Borrowers and except that representations and warranties made as of a specified date continue to be true as of such date.
"Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property are bound.
"Debt Instrument" shall have the meaning ascribed to such term in clause (d)(i) of Article 7 hereof.
"Debt Service Coverage Ratio" means the ratio of (i) Adjusted EBITDA during the applicable period, to (ii) the Borrowers' Total Debt Service during such period.
"Default" means any of the events specified in Article 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.
"Dollars" and "$" means dollars in lawful currency of the United States of America.
"Domestic Borrowers" means, collectively, The ONE Group, One 29 Park Management, STK-Las Vegas, STK Atlanta, STK Chicago, STK Denver, STK-LA, STK Miami, STK Miami Service, STK Midtown, STK Midtown Holdings, STK Orlando, TOG Biscayne, WSATOG (Miami) and STK Westwood.
"Effective Date" shall have the meaning ascribed to such term in Section 4.1 hereof.
"ERISA" means the Employee Retirement Income Security Act of 1974, and all rules and regulations promulgated pursuant thereto, as the same may from time to time be supplemented or amended.
"ERISA Affiliate" means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of 414(b) of the Code) as the Borrowers or is under common control (within the meaning of 414(c) of the Code) with the Borrowers.
"Event of Default" means any of the events specified in Article 7, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

"Existing Credit Agreement" shall have the meaning ascribed to such term in the recitals hereof.
"Existing Loans" shall have the meaning ascribed to such term in the recitals hereof.
"Facility Fee" shall have the meaning ascribed to such term in Section 2.15 hereof.
"GAAP" means generally accepted accounting principles in the United States of America, consistently applied during the Credit Period.
"Government Authority" means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.
"Government Consents" shall have the meaning ascribed to such term in Section 3.14(a).
"Guarantee Agreement" means the Guarantee, substantially in the form of Exhibit B annexed hereto, by the Guarantor in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.
"Guarantor" means The ONE Group Hospitality.
"HIP Hospitality" means HIP Hospitality Limited, a private limited company organized under the laws of the United Kingdom.
"Indebtedness" of a Person means, without duplication, such Person's (i) all obligations of such Person for borrowed money or in connection with deposits or advances of any kind paid to, received by or otherwise for the account of, such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid (other than as a penalty for non-payment), (iv) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business that are not past due by more than 90 days from the due date thereof), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vi) all guarantees by such Person of Indebtedness of others, (vii) all Capital Lease Obligations of such Person and (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty or in respect of bankers' acceptances.
"Indemnified Taxes" means, as to any Person, any Tax, except (i) a Tax imposed on or measured by the income or profits of such Person (and any minimum or franchise taxes imposed in lieu thereof) and (ii) any interest, fees or penalties for late payment thereof imposed on such Person.
"Information" shall have the meaning ascribed to such term in Section 8.12 hereof.

"Interest Expense" means for any period, all amounts accrued by the Borrowers, whether as interest, late charges, service fees or other charge for money borrowed on account of or in connection with the Borrowers' indebtedness for money borrowed (including all Subordinated Indebtedness) or with respect to which the Borrowers or any of their respective properties are liable by assumption, operation of law or otherwise, including, without limitation, the interest component of any leases which are required, in accordance with GAAP, to be carried as a liability on the Borrowers' balance sheet.
"Lien" means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction); provided that (i) the filing of financing statements for notification purposes only with respect to "true leases" and (ii) assignments, deposit arrangements and other arrangements not intended as security shall, in each case, not constitute a Lien for purposes of this definition.
"Loan" shall have the meaning ascribed to such term in Section 2.1 hereof.
"Loan Documents" means this Agreement, the Term Note, the Security Documents, the Guarantee Agreement, and all other agreements, instruments and documents executed in connection therewith, in each case as the same may at any time be amended, supplemented, restated or otherwise modified and in effect (including any addendum or other document executed or delivered pursuant to Section 5.7).
"Loan Parties" means the Borrowers and the Guarantor.
"Long Term Debt" means Indebtedness of the Borrowers for borrowed money which by its terms matures more than 12 months after the date incurred or if maturing sooner, the maturity thereof may be extended at the option of the Borrowers beyond such 12-month period.
"Managing Person" means with respect to (i) each of the Subsidiary Borrowers, The ONE Group, and (ii) The ONE Group, the Guarantor.
"Managing Person" means with respect to (i) each of the Subsidiary Borrowers, The ONE Group, and (ii) The ONE Group, The ONE Group Hospitality.
"Material Adverse Effect" means with respect to any Person, a material adverse effect on: (i) the business, condition (financial or otherwise), assets, liabilities or operations of such Person, (ii) the ability of such Person to perform its obligations under the Loan Document to which it is a party, or (iii) the validity or enforceability of this Agreement or the other Loan Documents or the rights or remedies of the Bank hereunder or thereunder.
"Maturity Date" means December 1, 2019, or such earlier date on which all outstanding Loan shall become due and payable, whether by acceleration or otherwise.

"Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.
"NYUCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.
"Obligations" means (i) the due and punctual payment of (A) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (B) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Bank under this Agreement and the other Loan Documents or otherwise, including with respect to any letters of credit issued by the Bank for the account of one or more of the Borrowers and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to this Agreement and the other Loan Documents or otherwise, including with respect to any letters of credit issued by the Bank for the account of one or more of the Borrowers.
"One 29 Park Management" means One 29 Park Management, LLC, a New York limited liability company.
"Other Taxes" means any and all current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents or otherwise with respect to, the Loan Documents.
"Participant" shall have the meaning ascribed to such term in Section 8.6(c) hereof.
"PBGC" shall have the meaning ascribed to such term in Section 6.8 hereof.
"Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or any other juridical entity, or a government or state or any agency or political subdivision thereof.
"Plan" means any plan of a type described in Section 4021 (a) of ERISA in respect of which any Borrower is an "employer" as defined in Section 3(5) of ERISA.
"Pledge Agreement(s)" means individually the Pledge Agreement – Subsidiary Borrowers or the Pledge Agreement - The ONE Group, and together, both of them.

"Pledge Agreement – Subsidiary Borrowers" means the Pledge Agreement, substantially in the form of Exhibit D-1 annexed hereto, by The ONE Group in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.
"Pledge Agreement – The ONE Group" means the Pledge Agreement, substantially in the form of Exhibit D-2 annexed hereto, by the Guarantor in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.
"Required Payment" shall have the meaning ascribed thereto in Section 2.11(a).
"Requirement of Law" means as to any Person, any law, treaty, rule or regulation, or a final, non-appealable determination of an arbitrator or a court or other Governmental Authority, in each case, applicable to or binding upon such Person or any of its property to which such Person or any of its property is subject.
"Security Agreement" means the Fourth Amended and Restated Security Agreement, substantially in the form of Exhibit C annexed hereto, by the Borrowers in favor of the Bank, as amended, restated, supplemented or otherwise modified from time to time.
"Security Documents" means the Security Agreement, the Pledge Agreements and each other security agreement, instrument or other document executed or delivered to the Bank by one or more of the Borrowers, including pursuant to Section 4.1, 5.7 or 5.8 to secure any of the Obligations.
"STK Atlanta" means STK Atlanta, LLC, a Georgia limited liability company.
"STK Chicago" means STK Chicago LLC, an Illinois limited liability company
"STK Denver" means STK Denver, LLC, a Colorado limited liability company.
"STK-LA" means STK-LA, LLC, a New York limited liability company.
"STK-Las Vegas" means STK-Las Vegas LLC, a Nevada limited liability company.
"STK Miami" means STK Miami, LLC, a Florida limited liability company.
"STK Miami Service" means STK Miami Service, LLC, a Florida limited liability company.
"STK Midtown" means STK Midtown, LLC, a New York limited liability company.
"STK Midtown Holdings" means STK Midtown Holdings, LLC, a New York limited liability company.
"STK Orlando" means STK Orlando LLC, a Florida limited liability company.

"STK Westwood" means STK Westwood, LLC, a California limited liability company. "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.
"Subordinated Indebtedness" means any Indebtedness of the Borrowers, or any of them, the payment of which is expressly subordinated to the payment of the Obligations.
"Subsidiary" means, as to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which such Person or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or other managing person), irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.
"Subsidiary Borrowers" means, collectively, One 29 Park Management, STK-Las Vegas, STK Atlanta, STK Denver, CA Aldwych, HIP Hospitality, STK Chicago, STK-LA, STK Miami, STK Miami Service, STK Midtown, STK Midtown Holdings, STK Orlando, TOG Biscayne, T.O.G. (UK), T.O.G. (Aldwych), WSATOG (Miami) and STK Westwood.
"Tangible Net Worth" means, as of any date of determination, with respect to any Person, (i) such Person's capital surplus, earned surplus and capital stock, as of such date, less (ii) all intangible assets properly classified as such in accordance with GAAP, including, without limitation, goodwill, licenses, permits, franchises, patents, patent rights, trademarks, trade names, and copyrights and any amounts due to such Person from any officers, members, partners, managers or shareholders of such Person.
"Taxes" means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.
"Term Note" shall have the meaning ascribed to such term in Section 2.2(a) hereof.
"Termination Event" means (i) a Reportable Event described in Section 4043 of ERISA (other than a Reportable Event not subject to the provision for 30‑day notice to the Pension Benefit Guaranty Corporation under the regulations promulgated under such Section) with respect to any Plan, (ii) the withdrawal of any Borrower or any of its ERISA Affiliates from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the cessation of operations of any facility of any Borrower or any of its ERISA Affiliates if, pursuant to Section 4062(e) of ERISA, such cessation causes such Borrower or such ERISA Affiliate to be treated as a "substantial employer," (iv) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (v) the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate a Plan, or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

"The ONE Group" means The ONE Group, LLC, a Delaware limited liability company.
"The ONE Group Hospitality" means The ONE Group Hospitality, Inc., a Delaware corporation, formerly known as Committed Capital Acquisition Corporation.
"TOG Biscayne" means TOG Biscayne, LLC, a Florida limited liability company.
"T.O.G. (UK)" means T.O.G. (UK) Limited, a private limited company organized under the laws of the United Kingdom.
"T.O.G. (Aldwych)" means T.O.G. (Aldwych) Limited, a private limited company organized under the laws of the United Kingdom
"Total Debt Service" means, for any period, Interest Expense for such period plus current maturities of Long Term Debt for such period, all as determined in accordance with GAAP.
"UK Borrowers" means, collectively, CA Aldwych, HIP Hospitality, T.O.G. (UK), and T.O.G. (Aldwych).
"USA Patriot Act" means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended.
"WSATOG (Miami)" means WSATOG (Miami) LLC, a Delaware limited liability company.
Section 1.2.    Principles of Construction.
(a)    Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.
(b)    The words "hereof", "herein", "hereto" and "hereunder" and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Article, Section, schedule and exhibit references contained therein shall refer to Articles thereof, Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein.
(c)    Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.
ARTICLE 2.
AMOUNT AND TERMS OF CREDIT
Section 2.1.    Loan.

On the Effective Date the Bank shall, subject to the terms and conditions of this Agreement, make a single term loan to the Borrowers in the principal amount of $7,475,000.07 (the "Loan"). The parties hereto acknowledge that on the Effective Date, the Existing Credit Agreement is being terminated and the aggregate principal amount of the Existing Loans outstanding in the amount of $6,395,070.57 is being converted into the Loan. Any repayment of the Loan may not be reborrowed hereunder.
Section 2.2.    Term Note.
(a)    The Loan shall be evidenced by a joint and several promissory note of the Borrowers in substantially the form of Exhibit A annexed to this Agreement (the "Term Note"). The Term Note shall be dated the date of the Loan, shall be payable to the Bank in the principal amount thereof, and shall otherwise be duly completed. The Term Note shall be subject to repayment as provided in Sections 2.5 and 2.6 hereof.
(b)    The Bank is hereby authorized to record on the schedule (and any continuations thereof) annexed to and constituting a part of the Term Note the date and amount of each payment and prepayment of principal of the Loan. No failure so to record or any error in so recording shall affect the obligation of the Borrowers to repay the Loan, with interest thereon, as herein provided.
Section 2.3.    Borrowing.
Upon fulfillment of the applicable conditions set forth in this Agreement, the Existing Loans shall, as of the Effective Date, be converted into the Loan hereunder.
Section 2.4.    Intentionally Omitted.
Section 2.5.    Repayments of the Loan.
The Borrowers hereby unconditionally, jointly and severally, promise to pay to the Bank the then unpaid principal amount of the Loan in sixty (60) consecutive monthly installments commencing on January 1, 2015, and continuing on the first day of each consecutive calendar month thereafter with a final payment on the Maturity Date, each such installment to be in the principal amount of $124,583.34; provided, however, that the final principal installment shall be in an amount equal to the aggregate principal amount of the Loan outstanding on the Maturity Date.
Section 2.6.    Prepayments of the Loan.
(a)    The Borrowers may, at their option, prepay the Loan without premium or penalty (but subject to Section 2.12), in full at any time or in part from time to time by notifying the Bank in writing at least one Business Day prior to the proposed prepayment date, specifying the amount of the prepayment and the date of prepayment. Each such notice shall be irrevocable and the amount specified in each such notice shall be due and payable on the date specified, together with accrued interest to the date of such payment on the amount prepaid. Each partial prepayment of the Loan pursuant to this subsection shall be in an aggregate principal amount of $250,000 or such amount plus a whole multiple of $50,000 in excess thereof, or, if less, the outstanding principal balance of the Loan. Prepayments of the Loan may not be reborrowed.
(b)    Simultaneously with each prepayment of the Loan, the Borrowers shall prepay in cash all accrued interest on the amount prepaid through the date of prepayment.
Section 2.7.    Interest Rate and Payment Dates.
(a)    Except as otherwise provided in Section 2.7(b), prior to maturity, the outstanding principal balance of the Loan shall bear interest at a rate per annum equal to 5.00%.
(b)    Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, so long as such Event of Default is continuing, all principal of the Loan and each fee and other amount then due and payable by the Borrower hereunder (whether at the stated maturity thereof, by acceleration or otherwise) shall bear interest at a rate per annum equal to 5.00% above the otherwise applicable rate, from the date of such Event of Default until such Event of Default is cured or waived in writing by the Bank. In addition, if any payment of interest or principal hereunder is not paid or funds are not available to be automatically debited on the date on which it is due, the Borrowers shall pay to the Bank, upon demand, an amount equal to 5.00% of such unpaid payment.
(c)    All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(d)    Except as provided in the next sentence, interest on the Loan shall be paid monthly in arrears on the first day of each month, commencing on the first such day after the Loan, and at maturity for the Loan. Interest that is payable at the post-default rate as provided in provided in Section 2.7(b) shall be payable from time to time on demand of the Bank.
(e)    No interest payable hereunder, whether by reason of maturity, the acceleration thereof, or otherwise, shall be in excess of the maximum rate permitted by any applicable law. As used herein, the term "applicable law" means the law in effect as of the Effective Date; provided that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrowers and the Bank in the execution, delivery and acceptance of this Agreement to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced by the Term Note and not to the payment of interest.

Section 2.8.    Payments Generally.
(a)    All payments (including prepayments) on account of principal, interest, fees and any other amounts payable by the Borrowers to the Bank hereunder shall be made without setoff or counterclaim and shall be made to the Bank on the date of payment at PO Box 026030, Miami, Florida 33102 or before 11:00 a.m. New York time, in each case in lawful money of the United States of America and in immediately available funds (which payments may be made by the Borrowers' use of electronic transfers); without limiting the foregoing, the Borrowers hereby authorize the Bank to charge any account of the Borrowers for each such payment on the due date therefor. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. Notwithstanding the foregoing, if any payment of principal or interest becomes due on a day on which the banks in New York, New York are required or permitted by law to remain closed, such payment may be made on the next succeeding day on which such banks are open, and such extensions shall be included in computing interest in connection with such payment.
(b)    All payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, after an Event of Default, payments will be applied to the obligations of the Borrowers to the Bank as the Bank determines in its sole discretion.
(c)    The Borrowers hereby authorize the Bank to debit demand deposit account number 200027292 or any other account of a Borrower with the Bank designated in writing by a Borrower, for any payments due under this Agreement and the Note. The Borrowers further certify that they shall maintain balances sufficient to pay each monthly payment due to the Bank under this Agreement and the Note. In the event that the amount maintained in such account is insufficient for any payment due under this Agreement and the Note, the Bank may charge any account of a Borrower maintained at the Bank for any payment due to the Bank under this Agreement and the Note.
Section 2.9.    Use of Proceeds.
The Borrowers agree that the proceeds of the Loan are being used to refinance the Existing Loans and a portion of the Amortization Payments. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrowers agree that no part of the proceeds of the Loan will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended.
Section 2.10.    Capital Adequacy.
If (a) the enactment or promulgation of, or any change or phasing in of, any United States or foreign law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof, (b) compliance with any directive or guideline from any central bank or United States or foreign Governmental Authority (whether having the force of law) promulgated or made after the Effective Date, or (c) compliance with the Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System as set forth in 12 CFR Parts 208 and 225, or of the Comptroller of the Currency, Department of the Treasury, as set forth in 12 CFR Part 3, or similar legislation, rules, guidelines, directives or regulations under any applicable United States or foreign Governmental Authority affects or would affect the amount of capital required to be maintained by the Bank (or any lending office of the Bank) or any corporation directly or indirectly owning or controlling the Bank or imposes any restriction on or otherwise adversely affects the Bank (or any lending office of the Bank) or any corporation directly or indirectly owning or controlling the Bank and the Bank shall have determined that such enactment, promulgation, change or compliance has the effect of reducing the rate of return on the Bank's capital or the asset value to the Bank of the Loan made or letter of credit issued by the Bank as a consequence, directly or indirectly, of its obligations to make and maintain the Loan at a level below that which the Bank could have achieved but for such enactment, promulgation, change or compliance (after taking into account the Bank's policies regarding capital adequacy) by an amount deemed by the Bank to be material, then, upon demand by the Bank, the Borrowers shall pay to the Bank within ten (10) days of such demand such additional amount or amounts as shall be sufficient to compensate the Bank for such reduction in such rate of return or asset value. A certificate of the Bank setting forth the amount or amounts necessary to compensate the Bank or its holding company, as applicable, as specified in this Section 2.10 shall be delivered to the Borrowers and shall be conclusive absent manifest error. Notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended from time to time, and all requests, rules, guidelines or directives thereunder or issued in connection therewith ("Dodd-Frank Act") and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to "Basel III", as amended from time to time("Basel III"), shall in each case be deemed to be " law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration thereof", regardless of the date enacted, adopted or issued.
Section 2.11.    Taxes; Net Payments.
(a)    All payments by or on account of the Borrowers under the Loan Document to the Bank shall be made free and clear of, and without any deduction or withholding for or on account of, any and all present or future Indemnified Taxes or Other Taxes, provided that if any Borrower or any other Person is required by any law, rule, regulation, order, directive, treaty or guideline to make any deduction or withholding in respect of such Indemnified Tax or Other Tax from any amount required to be paid by the Borrowers to the Bank under the Loan Document (each, a "Required Payment"), then (i) the Borrowers shall notify the Bank of any such requirement or any change in any such requirement as soon as the Borrowers become aware thereof, (ii) the Borrowers shall pay such Indemnified Tax or Other Tax prior to the date on which penalties attach thereto, such payment to be made (to the extent that the liability to pay is imposed on any Borrower) for its own account or (to the extent that the liability to pay is imposed on the Bank) on behalf and in the name of the Bank, (iii) the Borrowers shall pay to the Bank an additional amount such that the Bank shall receive on the due date therefor an amount equal to the Required Payment had no such deduction or withholding been made or required, and (iv) the Borrowers shall, within 30 days after paying such Indemnified Tax or Other Tax, deliver to the Bank satisfactory evidence of such payment to the relevant Governmental Authority.
(b)    The Borrowers shall reimburse the Bank, within 10 days after written demand therefor, for the full amount of all Indemnified Taxes or Other Taxes paid by the Bank on or with respect to any payment by or on account of any obligation of any Borrower under the Loan Documents (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (other than any such penalties, interest or expenses that are incurred by the Bank's unreasonably taking or omitting to take action with respect to such Indemnified Taxes or Other Taxes), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by the Bank shall be conclusive absent manifest error. In the event that the Bank determines that it received a refund or credit for Indemnified Taxes or Other Taxes paid by the Borrowers under this Section, the Bank shall promptly notify the Borrowers of such fact and shall remit to the Borrower the amount of such refund or credit.
Section 2.12.    Indemnity; Yield Protection.
Subject to the last sentence of this Section 2.12, upon any prepayment of the Loan, by acceleration or otherwise, the Borrowers shall jointly and severally indemnify the Bank and hold it harmless against any losses, costs and expenses incurred or suffered by the Bank as a result of such prepayment. Such loss, cost or expense to the Bank shall be calculated by the Bank (using any reasonable method chosen by the Bank which is customarily used by the Bank for such purpose) equal to any actual loss (and not any loss of profit) or out-of-pocket expense suffered by the Bank (but without duplication of any amounts payable as default interest), including any loss, cost or expense suffered by the Bank in liquidating or employing deposits acquired to fund or maintain the funding of the Loan, or redeploying funds prepaid or repaid, in amounts which correspond to the Loan, and any reasonable internal processing charge customarily charged by the Bank in connection therewith. A certificate of the Bank setting forth any amount(s) that the Bank is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay to the Bank the amount shown as due on any such certificate within fifteen (15) days after receipt thereof.
Section 2.13.    Increased Costs.
If the Bank determines that the effect of any Regulatory Change is to increase the cost to the Bank of continuing the Loan hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrowers shall pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. The Bank shall take all reasonable steps, including, but not limited to, designating a different lending office, to avoid the need for or reduce the amount of any such additional payment. Any additional payment under this Section shall be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this Section 2.13 setting forth the basis, calculation and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrowers shall pay any amounts so certified to it by the Bank within ten (10) Business Days of receipt of any such certificate. The Bank shall determine such compensation on the same basis used by the Bank for similar credit facilities with a similar borrower.
Section 2.14.    Bank's Records.
The Bank's records with respect to the Loan, the interest rates applicable thereto, each payment and prepayment by the Borrowers of principal and interest on the Loan and fees, expenses and any other amounts due and payable in connection with this Agreement shall be presumed correct absent manifest error.
Section 2.15.    Fees.
Simultaneously with the execution and delivery of this Agreement, the Borrowers shall pay to Bank, a non-refundable facility fee (the "Facility Fee") in an amount equal to $10,000.
ARTICLE 3.
REPRESENTATIONS AND WARRANTIES
In order to induce the Bank to enter into this Agreement and to make the Loan and to issue the Letters of Credit herein provided for, the Borrowers hereby covenants, represents and warrants to the Bank that:
Section 3.1.    Existence; Compliance with Law.
Each Borrower (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, (b) has the power and authority and the legal right to own and operate its property and to conduct the business in which it is currently engaged, and (c) is in compliance in all material respects with the Requirements of Law.
Section 3.2.    Subsidiaries; Capitalization.
As of the Effective Date, Schedule 3.2 sets forth the name, jurisdiction of organization or formation and type of organization of each Borrower and the issued and outstanding Capital Stock of each Borrower. As of the Effective Date, except as set forth on Schedule 3.2, no Borrower has any Subsidiaries. As of the Effective Date, except as set forth on Schedule 3.2, (a) no Borrower has issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof, and (b) there are no agreements, voting trusts or understandings binding upon any Borrower with respect to the voting securities of such Borrower or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing.
Section 3.3.    Financial Condition; No Material Adverse Change.

(a)    The balance sheet of The ONE Group Hospitality and its Subsidiaries, as of December 31, 2013 and the related consolidated statements of income, members' equity and cash flows of The ONE Group and its Subsidiaries for the fiscal year ended on such date, all on a consolidated basis, have heretofore been furnished to the Bank, and are complete and correct in all material respects and present fairly in all material respects the financial condition of The ONE Group Hospitality and its Subsidiaries, on a consolidated basis, as at such date and for the fiscal year then ended. Such financial statements have been prepared in accordance with GAAP. None of the Borrowers has any material contingent obligations, contingent liabilities or liability for taxes, which is not reflected in the foregoing statements or in the notes thereto.
(b)    Since December 31, 2013, there has been no Material Adverse Change in the business, assets, operations or condition, financial or otherwise, of the Borrowers.
Section 3.4.    Power Authorization; Enforceable Obligations.
Each Borrower has all requisite power and authority to make, deliver and perform this Agreement and the other Loan Documents, and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement and the other Loan Documents and to authorize the execution, delivery and performance of this Agreement and the other Loan Documents. As of the Effective Date, no consent or authorization of, filing with, or other act by or in respect of any other Person or any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the other Loan Documents which has not been obtained (except for the filing of any financing statements pursuant to the Security Documents). The execution, delivery and performance by each Borrower of this Agreement and the other Loan Documents to which it is a party do not on the Effective Date and will not at the time of any borrowing hereunder (a) violate, in any material respect, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or of the certificate of formation or operating agreement of such Borrower, or (b) violate, in any material respect, or constitute a default or event of default under any indenture or loan or credit agreement or any other agreement or instrument to which such Borrower is a party or by which it or its properties may be bound or affected. This Agreement and the other Loan Documents have been duly executed and delivered on behalf of each Borrower and this Agreement and the other Loan Documents each constitute, a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.
Section 3.5.    No Legal Bar.
The execution, delivery and performance of this Agreement and the Term Note, and the borrowing hereunder and the Borrowers' use of the proceeds thereof, will not violate in any material respect any Requirement of Law or any Contractual Obligation of any Borrower, and, to the best of each Borrower's knowledge, will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation (except for Liens in favor of the Bank pursuant to the Security Documents). The execution, delivery and performance of the Guarantee Agreement will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Guarantor, and, to the best of each Borrower's knowledge, will not result in, or require, the creation or imposition of any Lien on any of properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation.
Section 3.6.    No Material Litigation.
No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending by or against any Borrower or the Guarantor or against any of their respective properties which if adversely determined, would have a Material Adverse Effect.
Section 3.7.    No Default.
No Borrower is in default under or with respect to any Contractual Obligation in any respect which could have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
Section 3.8.    No Burdensome Restrictions.
As of the Effective Date, no Contractual Obligation of any Borrower and no Requirement of Law has a Material Adverse Effect on the ability of any Borrower or the Guarantor to perform its respective obligations under the Loan Documents to which it is a party.
Section 3.9.    Taxes.
Each Borrower has filed or caused to be filed all tax returns which are required to be filed, and has paid all taxes shown to be due and payable on such tax returns or on any assessments made against it or any of its property.
Section 3.10.    Federal Regulations.
No Borrower is engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loan hereunder will be used by the Borrowers for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors.
Section 3.11.    No Misstatement.
No information, exhibit or report prepared by any Borrower and furnished by any Borrower in writing to the Bank in connection with this Agreement contains any material misstatement of fact or omits to state a material fact necessary to make the statements contained therein not misleading, provided that any projections or pro‑forma financial information contained therein are good faith estimates based upon assumptions believed by the Borrowers to be reasonable at the time such estimates are made.
Section 3.12.    ERISA.
No Borrower or any of its ERISA Affiliates is a party to a Multiemployer Plan. Each Borrower and its ERISA Affiliates have fulfilled all obligations under the minimum funding standards of ERISA and the Code with respect to each Plan established or maintained by such Borrower or its ERISA Affiliates and with respect to each such Plan are not subject to any material liability to the PBGC under Title IV of ERISA. With respect to each Employee Benefit Plan, each Borrower is in compliance in all material respects with the currently applicable provisions of ERISA and the Code.
Section 3.13.    Properties.
Each Borrower has good title to, or valid leasehold interests in, all real and personal property (tangible or intangible) material to its business, except for defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.
Section 3.14.    Government Consents.
(a)    As of the Effective Date, each Borrower has all permits, licenses, authorizations, approvals and consents of Government Authorities, federal, state and local (hereinafter referred to collectively as the "Government Consents") necessary for: (i) the activities and business of such Borrower, as the case may be, as currently conducted and as proposed to be conducted, (ii) the ownership, use, operation and maintenance of its properties and assets, and (iii) the financing hereunder, and such Government Consents are the only Government Consents required for the foregoing purposes (except for such Government Consents the absence of which, individually or in the aggregate, (x) will not interfere with its ability to conduct its business as currently conducted or to utilize its properties for their intended purposes and (y) could not reasonably be expected to result in a Material Adverse Effect).
(b)    No condition exists or event has occurred that, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture, non-renewal of any Government Consent applicable to any Borrower, and there is no claim that any such Government Consent, participation or contract is not in full force and effect.
Section 3.15.    Security Interest.
The Security Documents are effective to create in favor of the Bank a legal, valid and enforceable security interest in the Collateral and, when (i) the pledged property constituting Collateral is delivered to the Bank, (ii) financing statements in appropriate form are filed in the offices of the secretary of state of the jurisdiction of organization or formation of each Borrower or such other office specified by the Uniform Commercial Code and (iii) all other applicable filings and other actions under the Uniform Commercial Code or otherwise that are required or permitted under the Loan Documents are made, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in the Collateral (other than Collateral for which perfection of a security interest is not governed by the Uniform Commercial Code), in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.1.
Section 3.16.    No Misrepresentation.
No representation or warranty contained in the Loan Document and no certificate or report from time to time furnished by any Borrower in connection with the transactions contemplated thereby, contains or will contain a misstatement of material fact, or, to the best knowledge of each Borrower, omits or will omit to state a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made, provided that any projections or pro‑forma financial information contained therein are good faith estimates based upon assumptions believed by the Borrowers to be reasonable at the time such estimates are made.
Section 3.17.    No Immunity.
No UK Borrower nor any of its property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of England The waiver of immunity, the submission to the jurisdiction of New York State and Federal courts sitting in New York City and the appointment of the Process Agent (as defined below) contained herein are irrevocably binding on each UK Borrower.
Section 3.18.    Taxes.
There is no tax, levy, impost, deduction, charge or withholding imposed on any UK Borrower by England or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of any Loan Document to which it is or will be a party or any other document to be furnished thereunder or (ii) on any payment to be made by it pursuant to any Loan Document to which it is or will be a party.
Section 3.19.    Certain Other Representations and Warranties.
(a) None of the Borrowers or any of their respective Subsidiaries or any of their respective property has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction of its organization or formation (collectively, the "State"); (b) the waiver of immunity and the submission to the jurisdiction of New York State and Federal courts sitting in New York City contained herein and in the other Loan Documents are irrevocably binding on the Borrowers and their respective Subsidiaries; (c) there is no tax, levy, impost, deduction, charge or withholding imposed by the State or any political subdivision or taxing authority thereof or therein either (i) on or by virtue of the execution or delivery of this Agreement or any other document to be furnished hereunder or (ii) on any payment to be made by the Borrowers or any of their respective Subsidiaries pursuant to this Agreement or any of the other Loan Documents; (d) to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any other Loan Document in the State, it is not necessary that this Agreement or any other document be filed or recorded with any court or other authority in the State or that any stamp or similar tax be paid on or in respect hereof or thereof; (e) this Agreement and each other Loan Document to which the Borrowers or any of their respective Subsidiaries is a party is in proper legal form under the law of the State for the enforcement hereof or thereof against the Borrowers or any such Subsidiary under such law; and (f) in any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court in the State, such court would recognize and give effect to the provisions hereof or thereof wherein the parties hereto or thereto agree that this Agreement or such other Loan Document shall be governed by, and construed in accordance with, the laws of the State of New York, United States.
ARTICLE 4.
CONDITIONS PRECEDENT
Section 4.1.    Conditions to Effectiveness.
This Agreement shall become effective on the date (the " Effective Date ") on which all of the following conditions have been satisfied (or waived in accordance with Section 8.2):
(a)    This Agreement.
The Bank shall have received this Agreement executed by a duly authorized officer of each Borrower.
(b)    Term Note.
The Bank shall have received the Term Note executed by a duly authorized officer of each Borrower.
(c)    Security Agreement.
The Bank shall have received the Security Agreement executed by a duly authorized officer of each Borrower, together with the following:
(i)    instruments constituting Collateral, if any, duly indorsed in blank by a duly authorized officer of each applicable Borrower;
(ii)    all instruments and other documents, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Security Agreement; and
(iii)    such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral.

(d)    Pledge Agreement – Subsidiary Borrowers.
The Bank shall have received the Pledge Agreement – Subsidiary Borrowers executed by The ONE Group, together with the following:
(i)    instruments constituting Collateral, if any, duly indorsed in blank by a duly authorized officer of The ONE Group;
(ii)    Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement – Subsidiary Borrowers; and
(iii)    such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral covered by the Pledge Agreement – Subsidiary Borrowers.
(e)    Pledge Agreement – The ONE Group.
The Bank shall have received the Pledge Agreement – The ONE Group executed by the Guarantor, together with the following:
(i)    instruments constituting Collateral, if any, duly indorsed in blank by the Guarantor;
(ii)    Uniform Commercial Code financing statements, required by law or reasonably requested by the Bank to be filed, registered or recorded to create or perfect the Liens intended to be created under the Pledge Agreement – The ONE Group; and
(iii)    such other documents as the Bank may reasonably require in connection with the perfection of its security interests in the Collateral covered by the Pledge Agreement – The ONE Group.
(f)    Guarantee Agreement.
The Bank shall have received the Guarantee Agreement duly executed by the Guarantor.
(g)    Authority.
The Bank shall have received a certificate, dated the Effective Date, of the chief executive officer or other analogous counterpart of each Borrower:
(i)    attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary action (in form and substance satisfactory to the Bank) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby,

(ii)    attaching a true and complete copy of its certificate of formation and operating agreement, certificate of incorporation or by-laws or other organizational documents,
(iii)    attaching a certificate of good standing of the secretary of state or other appropriate authority of its jurisdiction of organization or formation, issued not more than 30 days prior to the Effective Date, and
(iv)    setting forth the incumbency of its officer or officers (or the equivalent) who may sign the Loan Documents to which it is a party, including therein a signature specimen of such officer or officers (or equivalent).
(h)    Insurance.
The Bank shall have received certificates of insurance or other evidence reasonably satisfactory to the Bank that the insurance required by Section 5.2(f) has been obtained and is in effect.
(i)    Legal Opinion.
Counsel to the Borrowers and the Guarantors shall have delivered its opinion to, and in form and substance reasonably satisfactory to, the Bank.
(j)    Consents.
All consents and authorizations of, filing with, and other acts by or in respect of any other Person and all Governmental Authorities, required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the other Loan Documents shall have been obtained and copies thereof shall have been delivered to the Bank.
(k)    Fees.
The Bank shall have received an amount equal to the Facility Fee and all other fees and other amounts due and payable on or prior to the date of this Agreement, including, to the extent invoiced, reimbursement or payment of all out‑of‑pocket expenses required to be reimbursed or paid by the Borrowers hereunder.
(l)    Lien and Judgment Searches.
The Bank shall have received Uniform Commercial Code, tax and judgment lien search reports with respect to each applicable public office where Liens are or may be filed disclosing that there are no outstanding Liens of record as of the Effective Date in such official's office covering any Collateral or showing any Borrower or the Guarantor as debtor thereunder (other than Liens permitted to exist pursuant to Section 6.1 hereof).

(m)    Compliance Certificate.
The Bank shall have received a certificate of the President or Chief Executive Officer of each Borrower, dated and effective the Effective Date, certifying that (i) no Default or Event of Default under this Agreement exists and (ii) the representations and warranties contained in Article 3 hereof are true.
(n)    USA Patriot Act.
The Bank shall have received, to the extent requested, all documentation and other information required by regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.
(o)    Additional Matters.
All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Bank.
(p)    Other Information.
The Bank shall have received such other documentation and assurances as shall be reasonably required by it in connection with the Loan and/or Letter of Credit.
ARTICLE 5.
AFFIRMATIVE COVENANTS
The Borrowers hereby agree that, so long as the Term Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder the Borrowers shall:
Section 5.1.    Financial Information; Compliance Certificates and Reporting Generally.
(a)    Maintain a standard system of accounting in accordance with GAAP and:
(i)    (A) Not later than 90 days after the close of each fiscal year of The ONE Group Hospitality, furnish to the Bank the balance sheet and related statement of income, members' equity and cash flows of The ONE Group Hospitality and its Subsidiaries, all on a consolidating basis, as of the end of and for the immediately preceding year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail prepared in accordance with GAAP applied on a basis consistently maintained throughout the periods involved and audited by Grant Thornton LLP or another firm of independent certified public accountants reasonably satisfactory to the Bank (without qualification or exception as to the scope of such audit); provided, however, the Borrowers may satisfy their obligation to deliver the financial statements described in this Section 5.1(a)(i) by furnishing to the Bank a copy of The ONE Group Hospitality's annual report on Form 10-K in respect of such fiscal year together with the financial statements required to be attached thereto, provided The ONE Group Hospitality is required to file such annual report on Form 10-K with the Securities and Exchange Commission and such filing is actually made; and (B) not later than 90 days after the close of each fiscal year, furnish to the Bank the consolidating balance sheets and related consolidating statements of income, members' equity and cash flows of the Borrowers as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail all certified by the President or chief financial officer of each Borrower as presenting fairly in all material respects the consolidating financial condition and results of operations of the Borrowers in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes;
(ii)    (A) within 45 days after the close of each fiscal quarter of each fiscal year of The ONE Group Hospitality, furnish to the Bank the consolidating balance sheet and related consolidating statement of income, members' equity and cash flows of The ONE Group Hospitality and its Subsidiaries, in each case, for such quarter and for the period of the fiscal year ended as of the close of the particular fiscal quarter, all certified by the President or chief financial officer of The ONE Group Hospitality as presenting fairly in all material respects the consolidating financial condition and results of operations of The ONE Group Hospitality and its Subsidiaries in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes; provided, however, the Borrowers may satisfy their obligation to deliver the financial statements described in this Section 5.1(a)(ii) by furnishing to the Bank a copy of The ONE Group Hospitality's quarterly report on Form 10-Q in respect of such fiscal quarter together with the financial statements required to be attached thereto, provided The ONE Group Hospitality is required to file such annual report on Form 10-Q with the Securities and Exchange Commission and such filing is actually made; and (B) within 45 days after the close of each fiscal quarter of each fiscal year, furnish to the Bank the consolidating balance sheets and related consolidating statements of income, members' equity and cash flows of the Borrowers, in each case, for such quarter and for the period of the fiscal year ended as of the close of the particular fiscal quarter, all certified by the President or chief financial officer of each Borrower as presenting fairly in all material respects the consolidating financial condition and results of operations of the Borrowers in accordance with GAAP consistently applied, subject to normal year-end adjustments and the absence of footnotes; all of the foregoing to be at the expense of the Borrowers.
(iii)    The Borrowers shall also with reasonable promptness furnish such other data as may be reasonably requested by the Bank and shall upon reasonable advance written notice at all reasonable times permit the Bank by or through any of its officers, agents, employees, attorneys or accountants to review and otherwise inspect (at the Borrower's office) and make extracts from, the Borrowers' books and records in connection with or otherwise related to the credit extended by the Bank pursuant to this Agreement.
(b)    At the same time as it delivers the quarterly financial statements required pursuant to Section 5.1(a) hereof, deliver a Compliance Certificate and at the same time as it delivers such annual financial statements, a certificate of such accountants addressed to The ONE Group Hospitality and the Bank with respect to such annual financial statements in the form previously delivered to and approved by the Bank.
(c)    [Intentionally Omitted]
(d)    [Intentionally Omitted]

(e)    Promptly upon becoming available, deliver to the Bank copies of all regular, periodic or special reports, schedules and other material which any Borrower may now or hereafter be required to file with or deliver to any Governmental Authority and material news releases and annual reports relating to any Borrower.
(f)    Promptly following a written request therefor, deliver to the Bank all documentation and other information that the Bank reasonably requests as necessary in order for it to comply with its ongoing obligations under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.
(g)    Deliver to the Bank prompt written notice of: (i) any citation, summons, subpoena, order to show cause or other document naming any Borrower a party to any proceeding before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect or that expressly calls into question the validity or enforceability of any of the Loan Documents, (ii) any lapse or other termination of any material contract, license, permit, franchise or other authorization, or (iii) any refusal by any Person or Governmental Authority to renew or extend any such material contract, license, permit, franchise or other authorization, which lapse, termination, refusal or dispute could reasonably be expected to have a Material Adverse Effect.
(h)    At the Bank's request, deliver to the Bank such other information respecting the business, operations or financial condition of the Borrowers as the Bank may from time to time reasonably request.
Section 5.2.    Existence, Taxes, Maintenance of
Properties, Compliance with Law and Insurance.
Each Borrower shall:
(a)    Existence.
Do or cause to be done all things necessary to preserve and keep its legal existence and all rights and licenses required in the ordinary course of its business in full force and effect.
(b)    Payment of Obligations.
Pay its obligations before the same shall become delinquent or in default, in each case, beyond any applicable grace, notice or cure period, except where (i) the validity or amount thereof is being contested diligently and in good faith by appropriate proceedings, (ii) it has set aside on its books adequate reserves with respect thereto in accordance with GAAP and no notice of Lien has been filed or recorded and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
(c)    Taxes.
Promptly pay and discharge, or cause to be paid and discharged, as the same become due and payable, all taxes, assessments and governmental charges levied or imposed upon it or any Guarantor, as well as all judgments and all mechanics', workmen's, vendors', materialmen's and other similar claims which, if unpaid, might become a Lien upon its property or any part thereof. Notwithstanding the preceding sentence, none of the Borrowers shall be required to pay any taxes, assessments or governmental charges or to remove any Lien related thereto if such Borrower, or if the Guarantor, as applicable, is diligently contesting such tax, assessment or charge and appropriate reserves have been made therefor.
(d)    Preservation of Properties.
Maintain and keep its properties in good condition, and from time to time make all repairs, renewals and replacements, to the extent reasonably necessary for the conduct of its business.
(e)    Compliance with Law.
Comply with all material applicable laws, regulations, orders, writs, decrees, judgments and injunctions of any country or any state, territory or political subdivision thereof and of any court or governmental agency or other instrumentality. Notwithstanding the preceding sentence, none of the Borrowers shall be required to comply with any appealable order, decree, writs, judgments or injunctions for which such Borrower is diligently pursuing such appeal and appropriate reserves and/or bonds have been established or obtained by such Borrower.
(f)    Insurance.
(i)    Maintain adequate insurance with sound and reputable insurers covering all such properties and risks as are customarily insured by, and in amounts not less than those customarily carried by, Persons engaged in similar businesses and similarly situated, the general liability insurance included in which shall name the Bank as an additional insured and the casualty insurance included in which shall name the Bank as loss payee up to the amount outstanding on the Loan; (ii) file with the Bank upon its written request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby; and (iii)within thirty (30) days after notice in writing from the Bank, obtain such additional insurance as the Bank may reasonably request.
Section 5.3.    Keeping Records and Books of Account.
Keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP, reflecting all of its financial transactions.
Section 5.4.    Visitation Rights.
At any reasonable time during regular business hours and upon reasonable written notice and from time to time, permit the Bank and any authorized agents or representatives thereof, to visit the properties of the Borrowers and to discuss the affairs, finances and accounts of the Borrowers with any of its officers; provided that prior to the occurrence of a Default or an Event of Default, such rights shall be exercised on not less than 24 hours' notice to the Borrowers and shall be exercised in the presence of an officer of the Borrowers, if available.

Section 5.5.    Compliance with Employee Plan and ERISA.
With respect to each Plan, (i) duly comply at all times, in all material respects, with the terms of such Plan and the provisions of ERISA and other applicable laws with respect thereto and (ii) duly comply, in all material respects, with all requests or demands for compliance with such Plan or the provisions of ERISA subject to the Borrowers' right to contest such compliance in good faith and by appropriate and diligent proceedings so long as appropriate reserves and/or bonds have been established or obtained by the Borrowers.
Section 5.6.    Financial Covenants.
(a)    Maintain as of the last day of each fiscal quarter of The ONE Group Hospitality, Adjusted Tangible Net Worth of not less than $15,000,000 in the aggregate with respect to The ONE Group Hospitality and its Subsidiaries that are Borrowers on a consolidated basis.
(b)    Have or maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00, measured at the end of each calendar quarter for the immediately preceding four calendar quarters ending on such date of determination.
Section 5.7.    Additional Borrowers.
If The ONE Group shall acquire, after the Effective Date, all of the Capital Stock of any entity, including any corporation, partnership, limited liability company, or any other similar entity, pursuant to merger, acquisition, or by other means, such entity (to the extent it is an entity separate from The ONE Group) shall, immediately subsequent to the closing date of such acquisition, automatically be deemed a Borrower and a Subsidiary Borrower hereunder, and shall, on the closing date thereof and as a condition thereto, execute and deliver to the Bank (i) an addendum to this Agreement, in form and substance satisfactory to the Bank, pursuant to which such entity shall make, and shall be deemed to have made, all of the covenants and agreements of a Borrower set forth in this Agreement and the other Loan Documents, and (ii) an addendum to the Security Agreement, in form and substance satisfactory to the Bank, and such other documents, agreements and instruments, and will take or cause to be taken such further actions, which may be required by law or which the Bank may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Security Documents, all at the expense of the Borrowers.
Section 5.8.    Further Assurances.
The Borrowers will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions, that may be required under any applicable law, or which the Bank may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the reasonable expense of the Borrower. The Borrowers shall provide to the Bank, from time to time upon reasonable request, evidence reasonably satisfactory to the Bank as to the perfection and priority of the Liens created or intended to be created by the Security Documents.
Section 5.9.    Principal Depository Bank.
The Borrowers will retain the Bank as its principal depository bank, including for the maintenance of operating, administrative, cash management, collection activity and other deposit accounts for the conduct of its business.
ARTICLE 6.
NEGATIVE COVENANTS
Each Borrower hereby agrees that so long as the Term Note remains outstanding and unpaid, or any other amount is owing to the Bank hereunder, it shall not:
Section 6.1.    Liens, Etc.
Create, incur, assume or suffer to exist any Liens upon or with respect to any of its properties now owned or hereafter acquired, or assign or otherwise convey any right to receive income (other than an assignment for purposes of collection), except that the foregoing restrictions shall not apply to the following Liens:
(a)    for taxes, assessments, or governmental charges or levies on property of any Borrower if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;
(b)    imposed by law, such as carriers', warehousemen's and mechanics liens and other similar liens arising in the ordinary course of business;
(c)    arising out of pledges or deposits under workers' compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;
(d)    consisting of purchase money Liens on equipment acquired or held by any Borrower incurred in the ordinary course of business to secure the purchase price of such equipment or in connection with the Indebtedness incurred solely for the purpose of financing the acquisition of such equipment; provided that (i) no such Lien shall extend to or cover any other property and (ii) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of fair market value or the cost of the property so held or acquired;
(e)    Liens securing Indebtedness permitted by Section 6.2(f) below;
(f)    Liens arising out of judgments or decrees which do not constitute an Event of Default under Section 7(h) and are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been set aside in accordance with GAAP, provided that, in any case, enforcement thereof is stayed pending such contest;

(g)    deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
(h)    easements, zoning restrictions, rights‑of‑way and similar encumbrances on real property imposed by law or arising in the ordinary course of business including, in each case, those in effect prior to the Effective Date, that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower;
(i)    any Lien existing on any property or asset prior to the acquisition thereof by any Borrower, provided that (i) such Lien is not created in contemplation of or in connection with such acquisition, (ii) such Lien shall not apply to any other property or assets of any Borrower and (iii) such Lien shall secure only those obligations that it secures on the date of such acquisition and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(k)    Liens arising solely from the filing of protective Uniform Commercial Code financing statements in respect of equipment leased to any Borrower in the ordinary course of its business under true, as opposed to finance, leases;
(k)    unexercised common law bankers' Liens;
(l)    statutory Liens of landlords; and
(m)    Liens in favor of the Bank and existing Liens described in Schedule 6.1 annexed hereto (including Liens that are subordinated to all Liens in favor of the Bank), and any modifications, renewals, continuations or extensions thereof.
Section 6.2.    Indebtedness.
Incur, create, assume or permit to exist any Indebtedness other than:
(a)    Indebtedness to the Bank, including, without limitation, the Indebtedness hereunder and indebtedness in respect of any letters of credit issued by the Bank for the account of one or more Borrowers;
(b)    existing Indebtedness set forth on Schedule 6.2, and renewals, extensions, reschedulings, and refinancings thereof in similar amounts and in similar terms and conditions;
(c)    Indebtedness in the form of a guarantee, material endorsement or contingent liability, to the extent permitted by Section 6.4 hereof;
(d)    Indebtedness (excluding Indebtedness to the Bank) of The ONE Group and all of its Subsidiaries (including the Subsidiary Borrowers) on a consolidated basis in respect of Capital Expenditures not to exceed $1,000,000 in the aggregate in any fiscal year;

(e)    Indebtedness pursuant to insurance premium finance agreements permitting the payment of insurance premiums in installments on customary commercial terms; and
(f)    Indebtedness (excluding Indebtedness to the Bank) of The ONE Group and/or all of its Subsidiaries (including the Subsidiary Borrowers) incurred for the purpose of financing the acquisition of equipment described in Section 6.1(e) above, not to exceed $250,000 in the aggregate with respect to The ONE Group and all of its Subsidiaries in any fiscal year.
Section 6.3.    Investments.
Make or commit to make any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment in, any Person or in real property (all such transactions being called "investments"), except:
(a)    investments in obligations of, or fully guaranteed by, the United States of America or agencies of the United States of America;
(b)    investments in Bank commercial paper or commercial paper rated "A‑1" by Standard & Poor's Corporation or "P‑1" by Moody's Investors Service, Inc.;
(c)    investments in fully‑insured certificates of deposit issued by a domestic commercial banking institution which is a member of the Federal Deposit Insurance Corporation which has capital and surplus in excess of $100,000,000, or any foreign commercial bank which has capital and surplus in excess of $500,000,000;
(d)    guaranteed investment contracts with the Bank or with Persons which maintain a rating of "AA" or better by Standard & Poor's Ratings Group, Inc. or "Aa" or better by Moody's Investors Service, Inc.;
(e)    tax‑exempt securities which maintain a rating of "AAA" by Standard & Poor's Ratings Group, Inc. or "Aaa" by Moody's Investors Service, Inc.;
(f)    mutual funds which invest in any or all of the foregoing;
(g)    money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States that has a combined capital and surplus and undivided profits of not less than $500,000,000; and
(h)    investments by The ONE Group in its Subsidiaries, in the ordinary course of The ONE Group's business, to fund such Subsidiaries leasehold and management agreement obligations.
Section 6.4.    Assumptions, Guaranties, Etc. of Indebtedness of Other Person.
Assume, guarantee, endorse or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) in connection with any Indebtedness of any other Person, except (i) guaranties by endorsement or similar transactions in the ordinary course of business, (ii) guaranties by The ONE Group, in the ordinary course of its business, of the leasehold and management agreement obligations of its Subsidiaries, and (iii) as set forth on Schedule 6.4 hereto.
Section 6.5.    Mergers Etc.,
Merge into, or consolidate with or into, any Person, except to the extent that any such merger or consolidation would not result in a Default or Event of Default hereunder and provided that a Borrower shall be the surviving Person in any such merger or consolidation.
Section 6.6.    Sales, Etc., of Assets.
Sell, assign, lease or otherwise dispose of all or substantially all of its assets, including, without limitation, its accounts receivable.
Section 6.7.    Change in Nature of Operations.
Make any material change in the nature of its operations as carried on at the Effective Date.
Section 6.8.    ERISA.
Terminate any Plan so as to result in any material liability to The Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (the "PBGC"), (ii) engage in or permit any person to engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code, as the same may from time to time be amended) involving any Plan which would subject any Borrower to any material tax, penalty or other liability, (iii) incur or suffer to exist any material accumulated funding deficiency (as defined in Section 302 of ERISA), whether or not waived, involving any Plan, or (iv) allow or suffer to exist any event of condition, which presents a material risk of incurring a material liability to the PBGC by reason of termination of any Plan.
Section 6.9.    Fiscal Year.
Change its fiscal year from that which begins on January 1st of each calendar year and ends on December 31st of such calendar year.
Section 6.10.    Amendments; Prepayment or Modification of Indebtedness.
(i)    Amend, modify or waive any of its rights under its certificate of formation or operating agreement or other organizational documents, to the extent any such amendment, modification or waiver would be adverse to the Bank in any material manner; or (b) prepay any Indebtedness (other than Indebtedness to the Bank).

ARTICLE 7.
EVENTS OF DEFAULT
Upon the occurrence of any of the following events (each an "Event of Default"):
(a)    (i)    Failure of the Borrowers to make any payment of principal in respect of the Loan when the same shall become due and payable; or (ii) failure of the Borrowers to pay any interest on the Loan or any other sum arising under any other obligation incurred hereunder or under the other Loan Documents within three (3) Business Days of the same becoming due and payable; or
(b)    Failure to observe any of the agreements of the Borrowers contained in Section 5.6 hereof or in Article 6 hereof; or
(c)    Failure by the Borrowers to perform any other term, condition or covenant of this Agreement or any other agreement, instrument or document delivered pursuant hereto or in connection herewith or therewith, which shall remain unremedied for a period of 30 days after notice thereof shall have been given by the Bank to any Borrower; or
(d)    (i)    Failure by the Borrowers to perform (beyond any applicable notice or grace period) any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or other instrument or agreement in connection with the borrowing of money or the deferred purchase price of a fixed asset to which any Borrower is a party or by which it is bound, or by which any of its properties or assets may be affected, in excess of $250,000 (a "Debt Instrument"), so that, as a result of any such failure to perform such indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such indebtedness would otherwise become due and payable unless the default under such Debt Instrument resulting from such failure has been waived; or
(ii)    Any event or condition referred to in any Debt Instrument (beyond any applicable notice or grace period) shall occur or fail to occur, so that, as a result thereof the indebtedness for borrowed money or the deferred purchase price of a fixed asset included therein or secured or covered thereby may be declared due and payable prior to the date on which such indebtedness would otherwise become due and payable; or
(e)    Any representation or warranty made in writing to the Bank in this Agreement or any other Loan Document or in connection with the making of the Loan hereunder or in any certificate, statement or report made in compliance with this Agreement, shall have been false in any material respect when made; or
(f)    Any Borrower or the Guarantor shall (i) suspend or discontinue its business, (ii) make an assignment for the benefit of creditors, (iii) generally not be paying its debts as such debts become due, (iv) admit in writing its inability to pay its debts as they become due, (v) file a voluntary petition in bankruptcy, (vi) become insolvent (however such insolvency shall be evidenced), (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 90 days or more, (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, (xi) seek, approve, consent to, or acquiesce in, any such proceeding, or in the appointment of any trustee, receiver, sequestrator, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 60 days or more, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of any Borrower or the Guarantor; or
(g)    (i) An order for relief is entered under the United States bankruptcy laws, or (ii) any other decree or order is entered by a court having jurisdiction (A) adjudging the any Borrower or the Guarantor bankrupt or insolvent, (B) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of any Borrower or the Guarantor under the United States bankruptcy laws or any other applicable Federal or state law, (C) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Borrower or the Guarantor or of any substantial part of the Property thereof, or (D) ordering the winding up or liquidation of the affairs of any Borrower or the Guarantor, and any such decree or order under this clause (ii) continues unstayed and in effect for a period of 60 days or more; or
(h)    Any judgment or judgments against any Borrower or the Guarantor aggregating more than $500,000 or any attachment, levy or execution against any of its properties with respect to claims aggregating in excess of $500,000 (not fully covered by insurance) shall remain unpaid, or unstayed on appeal, or undischarged, or unbonded or undismissed for a period of 60 days or more; or
(i)    A Change in Control shall have occurred; or
(j)    A Material Adverse Change in respect of any Borrower shall have occurred; or
(k)    Any Government Consent granted by any Government Authority or by any state or local commission or authority, whether presently existing or hereafter granted to or obtained by any Borrower that is, in the reasonable judgment of the Bank, material to the operations of such Borrower, shall expire without renewal or shall be suspended or revoked and such expiration, suspension or revocation is not fully remedied or cured within ninety (90) days thereafter or otherwise stayed by legal proceedings, or (ii) any Borrower shall become subject to any injunction or other order prohibiting it from operating under any such material Government Consent and such injunction or order is not fully terminated, dissolved or rescinded within sixty (60) days thereafter or otherwise stayed by legal proceedings; or (iii) any Borrower shall fail to apply for any Government Consent that is, in the reasonable judgment of the Bank, material to the operations of the Borrower within sixty (60) days of the date required to be obtained; or

(l)    Any Loan Document shall cease, for any reason, to be in full force and effect, or the Loan Party shall so assert in writing or shall disavow any of its obligations thereunder; or
(m)    Any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by the Loan Party in writing not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document;
then, and in any such event, any or all of the following actions shall be taken: (i) in the case of any of the events specified in subsection (f) or (g) of this Article 7, the then outstanding Loan hereunder (and all accrued interest thereon) and all other amounts owing under the Loan Documents and the Term Note shall immediately become due and payable, and the Bank may exercise any and all remedies and other rights provided in the Loan Documents, and (ii) in the case of any other event specified in this Article 7, the Bank may, (x) by notice of default to the Borrowers, declare the Loan, all accrued and unpaid interest thereon and other amounts owing under the Loan Documents to be due and payable, whereupon the same shall immediately become due and payable, and (y) exercise any and all remedies and other rights provided in the Loan Documents. Except as expressly provided above in this Article 7, presentment, demand, protest and all other notices of any kind are hereby expressly waived.
ARTICLE 8.
MISCELLANEOUS
Section 8.1.    Notices.
All notices, requests, reports and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or nationally recognized overnight courier service or commercial messenger service or sent by registered or certified mail, return receipt requested) or telecopy, addressed as follows:
(a)    If to any Borrower:
c/o The ONE Group
411 West 14th Street, 3rdFloor
New York, New York 10014
Attention: Mr. Jonathan Segal
Telecopier No.: 212-255-9715
with a copy to:
The Giannuzzi Group, LLP
411 West 14th Street, 4th Floor
New York, New York 10014
Attention: Nick Giannuzzi, Esq.
Telecopier No.: 212-504-2066
(b)    If to the Bank:
Bank United, N.A.
623 Fifth Avenue
11th Floor

New York, New York 10022
Attention: Thomas F. Pergola
Senior Vice President
Telecopier No.: 646-478-9720
with a copy to:
Emmet, Marvin & Martin, LLP
120 Broadway
New York, New York 10271
Attention: Richard S. Talesnick, Esq.
Telecopier No.: 212-238-3100
Any notice, request, demand or other communication hereunder shall be deemed to have been given on: (x) the day on which it is telecopied to such party at its telecopier number specified above (provided such notice shall be effective only if followed by one of the other methods of delivery set forth herein) or delivered by receipted hand delivery or such commercial messenger service or nationally recognized overnight courier service to such party at its address specified above, or (y) on the third Business Day after the day deposited in the mail, postage prepaid, if sent by mail. Any party hereto may change the Person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.
Section 8.2.    Modifications; Consents and Waivers; Entire Agreement.
No modification or waiver of or with respect to any provision of this Agreement, the Term Note, and the other Loan Documents, nor consent to any departure by the Borrowers from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by both parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrowers (not otherwise required by the terms hereof) shall, of itself entitle the Borrowers to any other or further notice or demand in similar or other circumstances. This Agreement embodies the entire agreement and understanding between the Bank and the Borrowers and supersedes all prior agreements and understandings relating to the subject matter hereof.
Section 8.3.    No Waiver; Cumulative Remedies.
No failure to exercise and no delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right.
Section 8.4.    Survival of Representations and Warranties and Certain Obligations.
All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of the Loan Document and the making of the Loan, regardless of any investigation made by the Bank or on its behalf and notwithstanding that the Bank may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loan or any fee or any other amount payable under the Loan Documents is outstanding and unpaid. The provisions of Sections 2.10, 2.11, 8.5 and 8.7 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan and the termination of the Commitment or the termination of this Agreement or any provision hereof.
Section 8.5.    Costs; Expenses and Taxes; Indemnification.
(a)    The Borrowers agree, jointly and severally, to pay or reimburse all reasonable out-of-pocket costs and expenses of the Bank in connection with the enforcement of this Agreement, the Term Note, and the other Loan Documents including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts retained by the Bank in connection with the enforcement of the Loan Agreement, the Term Note and the other Loan Documents. In addition, the Borrowers shall pay any and all stamp and other excise taxes, if any, payable or determined to be payable in connection with the execution and delivery of this Agreement, the Term Note and the other Loan Documents or the consummation of the transactions contemplated hereby.
(b)    The Borrowers agree, jointly and severally, to indemnify the Bank and its directors, officers, employees and agents against, and on demand for, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against the Bank by any third party relating to or arising out of this Agreement and any of the documents executed in connection herewith or any actual or proposed use of any proceeds of the Loan hereunder, provided that the Borrowers shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Bank. In consideration of the Borrowers' agreements contained in this Section 8.5, the Bank agrees that it will not settle any claim against it with respect to which the Borrowers have any obligation under this Section 8.5 without the prior written consent of the Borrowers. Notwithstanding anything in this Agreement to the contrary, the provisions of this Section 8.5 shall survive the termination of this Agreement.
(c)    To the extent permitted by applicable law, the Borrowers shall not assert, and hereby waives, any claim against the Bank and its directors, officers, employees and agents or any special, indirect, consequential or punitive damages (whether accrued and whether known or suspected to exist in its favor) arising out of, in connection with, or as a result of, the Loan Documents, the transactions contemplated thereby, or the Loan or the use of the proceeds thereof.
Section 8.6.    Successors and Assigns; Participation; Pledge.
(a)    This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Bank, all future holders of the Term Note and their respective successors and assigns,

except that the Borrowers may not assign or transfer any of their rights under this Agreement without prior written consent of the Bank.
(b)    The Bank shall have the unrestricted right at any time or from time to time, and with notice to the Borrowers but without the Borrowers' consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Borrowers agree that it shall execute or cause to be executed, such documents, including, without limitation, amendments to this Agreement and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrowers shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by the Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection therewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent. The Borrowers may furnish any information concerning any Borrower in its possession from time to time to prospective Assignees, provided that the Bank shall require any such prospective Assignees to agree in writing to maintain the confidentiality of such information pursuant to a confidentiality agreement reasonably acceptable to the Borrowers.
(c)    The Bank shall have the unrestricted right at any time and from time to time, and without the consent of, or notice to, the Borrowers, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the Loan held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrowers, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrowers shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder, the Bank may furnish any information concerning any Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information pursuant to a confidentiality agreement reasonably acceptable to the Borrowers.
(d)    The Bank may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Term Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

Section 8.7.    Right of Set‑Off
The Borrowers hereby grant to the Bank, a lien, security interest and right of setoff as security for all the Obligations, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of Bank United, N.A. or in transit to any of them. At any time upon the occurrence and during the continuance of an Event of Default, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrowers then outstanding regardless of the adequacy of any other collateral security for the Loan. Any and all rights to require the Bank to exercise its rights or remedies with respect to any other collateral which secures the Loan prior to exercising its right of setoff with respect to such deposits, credits or other property of the Borrowers, are hereby knowingly, voluntarily and irrevocably waived. The rights of the Bank under this Section 8.7 are in addition to other rights and remedies (including, without limitation, other rights of set‑off) which the Bank may have.
Section 8.8.    Execution in Counterparts.
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
Section 8.9.    USA Patriot Act
The Bank hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow the Bank to identify the Borrowers in accordance with the USA Patriot Act.
Section 8.10.    Governing Law; Jurisdiction; Consent to Service of Process; etc.
(a)    This Agreement shall be governed by, and construed in accordance with, the laws of the state of New York.
(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either party hereto may otherwise have to bring any action or proceeding relating to this agreement or the other loan documents in the courts of any jurisdiction.

(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each UK Borrower hereby irrevocably appoints the process agent identified below (the "Process Agent") as its agent to receive on behalf of such UK Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding and agrees to maintain such Process Agent so long as any obligations under this Agreement remain unpaid. Such service may be made by mailing or delivering a copy of such process to the applicable UK Borrower in care of the Process Agent at the Process Agent's address, and each UK Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. As an alternative method of service, each UK Borrower also irrevocably agrees that service of process out of any such courts may be made by personal delivery or mailing copies thereof by registered or certified mail, postage prepaid, to such UK Borrower at its address for notices as specified herein and will become effective 5 days after such mailing. The Process Agent is The ONE Group with an office on the date hereof as specified in Section 8.1.
(e)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement will affect the right of either party to this Agreement to serve process in any other manner permitted by law.
Section 8.11.    WAIVER OF JURY TRIAL
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 8.12.    Treatment of Certain Information
The Bank agrees to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of the same nature, all non-public information supplied by the Borrowers or any other Loan Party pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to the Bank, (b) discloses the identity of any customer of a Loan Party or (c) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder ("Information"), provided that nothing herein shall limit the disclosure of any such Information (i) to such of the directors, officers, employees, agents and advisors of the Bank as need to know such Information in connection with the administration or enforcement of this Agreement and the other Loan Documents, (ii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, or requested by any bank regulatory authority, (iii) on a confidential basis, to prospective participants or their counsel, (iv) to attorneys, auditors or accountants of the Bank, (v) in connection with any litigation relating to the transactions contemplated by this Agreement and the other Loan Documents to which the Bank is a party, (vi) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to the Bank on a confidential basis from a source (other than a Loan Party) known to the Bank not to have a confidentiality obligation to the Loan Party, or (C) was available to the Bank on a non-confidential basis prior to its disclosure to the Bank by a Loan Party; and (vii) to the extent the Borrowers shall have consented to such disclosure in writing.
Section 8.13.    Waiver of Immunity.
To the extent that any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents to which it is a party.
Section 8.14.    Judgment Currency.
If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Bank could purchase Dollars with such other currency in New York City on the business day (being any day on which commercial banks are open for domestic and international business (including dealings in foreign exchange) in New York City) preceding that on which final judgment is given. The obligation of the Borrowers in respect of any sum due from it to the Bank hereunder shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the business day following receipt by the Bank of any sum adjudged to be so due in such other currency the Bank may in accordance with normal banking procedures purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to the Bank in Dollars, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Bank against such loss, and if the Dollars so purchased exceed the sum originally due to the Bank in Dollars, the Bank agrees to remit to the Borrowers such excess.
Section 8.15.    Existing Obligations.
The Borrowers hereby acknowledge, confirm and agree that they are indebted to the Bank for all amounts payable under the Existing Credit Agreement, the "Notes" (as defined in the Existing Credit Agreement), and the other "Loan Documents" (as defined in the Existing Credit Agreement), as of the close of business on the Effective Date in the aggregate principal amount of $6,395,070.57, together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto (collectively, the "Existing Obligations"), all of which are unconditionally owing by the Borrowers to the Bank without offset, defense or counterclaim of any kind, nature or description whatsoever.
Section 8.16.    Acknowledgment of Security Interest and Loan Documents.
The Borrowers hereby acknowledge, confirm and agree that the Bank has had and shall on and after the Effective Date continue to have, a security interest in and Lien upon the Collateral heretofore granted to the Bank pursuant to the Loan Documents to secure the Existing Obligations. The Liens and security interest of the Bank in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such Liens and security interests to the Bank (whether under the Existing Credit Agreement, this Agreement or any of the other "Loan Documents" (as defined in the Existing Credit Agreement or this Agreement)).
Section 8.17.    Loan Documents.
The Borrowers hereby acknowledge, confirm and agree that as of the Effective Date: (a) the Existing Credit Agreement and each of the other "Loan Documents" (as defined in the Existing Credit Agreement) were duly executed and delivered by each of the Borrowers party thereto and are in full force and effect, (b) the agreements and obligations of each of the Borrowers party thereto contained in the Existing Credit Agreement and the other "Loan Documents" (as defined in the Existing Credit Agreement) constitute the legal, valid and binding obligations of such Borrowers enforceable against them in accordance with their respective terms, and no Borrower has a valid defense to the enforcement of such obligations or any right of setoff or recoupment with respect thereto, subject to the effects if any, of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and (c) the Bank is entitled to all of the rights and remedies provided for in the Existing Credit Agreement and the "Loan Documents" (as defined in the Existing Credit Agreement).
Section 8.18.    Acknowledgments, Amendment and Restatement.
On the Effective Date, this Agreement shall, effective as of the Effective Date, constitute an amendment and restatement in its entirety of the Existing Credit Agreement. The parties hereto acknowledge and agree that (a) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment, satisfaction, reborrowing, or termination of the Borrowers' Existing Obligations previously made available to such Borrowers under the Existing Credit Agreement and outstanding on the Effective Date; (b) such Existing Obligations are in all respects continuing as obligations and an extension of credit under this Agreement with only the terms thereof being modified as provided in this Agreement and the other Loan Documents; (c) the Liens and security interests as granted under the "Security Agreement" and the "Pledge Agreements" (as each such term is defined in the Existing Credit Agreement) securing payment of such Existing Obligations are in all respects continuing and in full force and effect and secure the payment of all obligations of the Borrowers under this Agreement and the other Loan Documents and (d) all references in the Loan Documents, to the Existing Credit Agreement shall be deemed references to the Existing Credit Agreement as amended and restated hereby, and as further amended, supplemented or otherwise modified from time to time.
[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year fast above written.
BANKUNITED, N.A.
By:    /s/ Thomas F. Pergola
Name:    Thomas F. Pergola
Title:    Senior Vice President
THE ONE GROUP, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
CA ALDWYCH LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
HIP HOSPITALITY LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Term Loan Agreement

STK CHICAGO LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK CHICAGO LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK DENVER, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Term Loan Agreement

STK MIDTOWN, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (ALDWYCH) LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (UK) LIMITED
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:    /s/ Samuel Goldfinger
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Term Loan Agreement

AGREED TO AND CONFIRMED: THE ONE GROUP HOSPITALITY, INC. By: /s/ Samuel Goldfinger Name: Samuel Goldfinger Title: Chief Financial Officer

Signature Page to Term Loan Agreement

EXHIBIT A
FORM OF TERM NOTE
$7,475,000.07    December 17, 2014
New York, New York
FOR VALUE RECEIVED, the undersigned, THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, CA ALDWYCH LIMITED, a private limited company organized under the laws of the United Kingdom, HIP HOSPITALITY LIMITED, a private limited company organized under the laws of the United Kingdom, STK CHICAGO LLC, an Illinois limited liability company, STK-LA, LLC, a New York limited liability company, STK MIAMI, LLC, a Florida limited liability company, STK MIAMI SERVICE, LLC, a Florida limited liability company, STK MIDTOWN HOLDINGS, LLC, a New York limited liability company, STK MIDTOWN, LLC, a New York limited liability company, STK ORLANDO LLC, a Florida limited liability company, T.O.G. (ALDWYCH) LIMITED, a private limited company organized under the laws of the United Kingdom, T.O.G. (UK) LIMITED, a private limited company organized under the laws of the United Kingdom, TOG BISCAYNE, LLC, a Florida limited liability company, WSATOG (MIAMI) LLC, a Delaware limited liability company, STK WESTWOOD, LLC, a Florida limited liability company and STK DENVER, LLC, a Colorado limited liability company (each hereinafter referred to individually as a "Borrower", and collectively, as the "Borrowers"), hereby jointly and severally promise to pay to the order of BANKUNITED, N.A. (the "Bank") SEVEN MILLION FOUR HUNDRED SEVENTY FIVE THOUSAND AND 07/100 DOLLARS ($7,475,000.07) or if less, the unpaid principal amount of the Loan made by the Bank to the Borrowers, in the amounts and at the times set forth in the Term Loan Agreement, dated as of December 17, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among the Borrowers and the Bank, and to pay interest from the date of the making of the Loan on the principal balance of the Loan from time to time outstanding at the rate or rates and at the times set forth in the Term Loan Agreement, in each case to the Bank at PO Box 026030, Miami, Florida 33102, or at such other place or other manner as the Bank may designate in writing from time to time, in lawful money of the United States of America in immediately available funds. Terms defined in the Term Loan Agreement are used herein with the same meanings.
The Loan evidenced by this Term Note is prepayable in the amounts, and under the circumstances, and the maturity of this Term Note is subject to acceleration upon the terms, set forth in the Term Loan Agreement. This Term Note is subject to, and should be construed in accordance with, the provisions of the Term Loan Agreement and is entitled to the benefits and security set forth in the Loan Documents.
The Bank is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Bank may attach hereto, (a) the date of the Loan, (b) the amount

7169161_3.docx

thereof, and (c) each payment or prepayment of the principal of the Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrowers to repay the Loan, together with interest thereon, as provided in the Term Loan Agreement, and the outstanding principal balance of the Loan as set forth in such schedule shall be presumed to be correct absent manifest error.
Except as specifically otherwise provided in the Term Loan Agreement, each Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Term Note.
This Term Note may only be amended by an instrument in writing executed pursuant to the provisions of Section 8.2 of the Term Loan Agreement.
[Signature Pages to Follow]

THIS TERM NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
CA ALDWYCH LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
HIP HOSPITALITY LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Term Note

STK CHICAGO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK DENVER, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Signatures Continued on Following Page

Signature Page to Term Note

STK ORLANDO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (ALDWYCH) LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
T.O.G. (UK) LIMITED
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Term Note

SCHEDULE TO TERM NOTE

Date	Amount of Loan	Amount of principal, paid or prepaid	Notation made by

EXHIBIT B
FORM OF GUARANTEE AGREEMENT
[The ONE Group Hospitality, Inc.]
GUARANTEE AGREEMENT, dated as of December 17, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, this "Guarantee"), made by the undersigned, THE ONE GROUP HOSPITALITY, INC., a Delaware corporation (the "Guarantor") to BANKUNITED, N.A. (the "Bank").
Reference is made to the Term Loan Agreement (as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among The ONE Group, LLC, a Delaware limited liability company, and certain of its affiliates (hereinafter sometimes referred to individually as a "Borrower", and collectively, as the "Borrowers") and the Bank.
It is a condition precedent to the effectiveness of the Term Loan Agreement and the obligation of the Bank to make the Loan to the Borrowers under the Term Loan Agreement, that the Guarantor shall have executed and delivered this Guarantee.
Accordingly, the parties hereto agree as follows:
Section 1.    Definitions
Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.
Section 2.    Guarantee
(a)    The Guarantor irrevocably and unconditionally guarantees the due and punctual payment of principal of, and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the Obligations. The Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.
(b)    This Guarantee constitutes a guarantee of payment and the Bank shall not have any obligation to enforce any Loan Document or any other agreement or document with respect to the Obligations or exercise any right or remedy with respect to any collateral security thereunder by any action, including, without limitation, making or perfecting any claim against any Person or any collateral security for any of the Obligations prior to being entitled to the benefits of this Guarantee. The Bank may, at its option, proceed against the Guarantor, or any other guarantor, in the first instance to enforce the Obligations without first proceeding against the Borrowers or any other Person, and without first resorting to any other rights or remedies, as the Bank may deem advisable. In furtherance hereof, if the Bank is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Obligation in accordance with its terms, the Bank shall be entitled to receive hereunder from the Guarantor after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.
(c)    It is understood that while the amount of the Obligations is not limited, if, in any action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally, this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of the aggregate liability of the Guarantor under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action of the Guarantor, the Bank shall be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.
(d)    The obligations hereunder of the Guarantor are joint and several with the obligations of any other guarantor (if any) of the Obligations.
Section 3.     Absolute Obligation
This Guarantee guarantees the payment of all Obligations of the Borrowers owed to the Bank now or hereafter existing, under any of the Loan Documents (as each may be amended, restated, supplemented or otherwise modified from time to time), whether for principal, interest, fees, expenses or otherwise, and the Guarantor agrees to pay all Obligations now or hereafter existing under this Guarantee. Subject to Sections 2(c), 5 and 8, the Guarantor shall be released from liability hereunder when all Obligations shall have been indefeasibly paid in full in cash, and all commitments under the Term Loan Agreement have terminated or expired. The Guarantor acknowledges and agrees that (a) the Bank has not made any representation or warranty to the Guarantor with respect to the Borrowers, any Loan Document, or any agreement, instrument or document executed or delivered in connection with the Obligations or any other matter whatsoever, and (b) the Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective of (i) the validity or enforceability of any Loan Document or any agreement, instrument or document executed or delivered in connection with the Obligations, or the collectability of any of the Obligations, (ii) the preference or priority ranking with respect to any of the Obligations, (iii) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (iv) any failure, delay, neglect or omission by the Bank to realize upon any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, (v) the existence or exercise of any right of set‑off by the Bank, (vi) the existence, validity or enforceability of any other guaranty with respect to any of the Obligations, the liability of any other Person in respect of any of the Obligations, or the release of any such Person or any other guarantor(s) of any of the Obligations, (vii) any act or omission of the Bank in connection with the administration of any Loan Document or any of the Obligations, (viii) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (ix) the disaffirmance or rejection of any of the Obligations, any Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtors, relating to any Person, (x) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document or any agreement, instrument or document executed or delivered in connection with any of the Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Obligations and liabilities (including, without limitation, the obligations of the Borrowers), (xi) the merger or consolidation of any Borrower into or with any Person, (xii) the sale by any Borrower of all or any part of its assets, (xiii) the fact that at any time and from time to time none of the Obligations may be outstanding or owing to the Bank, (xiv) any amendment, restatement or modification of, or supplement to, any Loan Document or (xv) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of any Borrower in respect of its obligations or liabilities or of the Guarantor in respect of any of the obligations of the Guarantor (other than the final and indefeasable payment in full in cash of the Obligations).

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Section 4.     Agreement to Pay; Subrogation and Subordination
Upon the failure of any Borrower to pay any Obligation when and as the same shall become due beyond any applicable grace, notice or cure period, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Guarantor hereby promises to, and will forthwith pay, or cause to be paid, to the Bank in cash the amount of such unpaid Obligations (subject to the limitations set forth in Section 2(c)). Upon payment by the Guarantor of any sums to the Bank as provided above, all rights of the Guarantor against the Borrowers arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the Guarantor agrees that it will not assert or pursue any such rights unless and until the Bank shall have received indefeasible payment in full of the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to the Guarantor on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
Section 5.     Reserved
Section 6.     Notices
Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be given in the manner provided in Section 8.1 of the Term Loan Agreement, to the address of the Guarantor set forth on the signature page hereto or to such other addresses as to which the Bank may be hereafter notified by the Guarantor.
Section 7.    Expenses
The Guarantor shall pay upon demand all reasonable out of pocket costs and expenses incurred or paid by the Bank, including the reasonable fees, charges and disbursements of any counsel for the Bank, in connection with the preparation and administration of this Guarantee or any amendments, modifications or waivers of the provisions of any Loan Document (whether or not the transactions contemplated thereby shall be consummated, but only to the extent such expenses are not paid by the Borrowers under the Term Loan Agreement) and the enforcement or protection of the Bank's rights in connection with this Guarantee, the other Loan Documents or the Loans, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loans.
Section 8.     Repayment in Bankruptcy, etc.
If, at any time or times subsequent to the payment of all or any part of the Obligations, the Bank shall be required to repay any amounts previously paid by or on behalf of the Borrowers or the Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, including, without limitation, as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantor unconditionally agrees to pay to the Bank within 10 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Bank to the date of payment to the Bank at the applicable rate set forth in Section 2.7(b) of the Term Loan Agreement.

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Section 9.     Other Provisions
(a)    This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)    No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Guarantee or any other Loan Document or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.
(c)    Neither this Guarantee nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by and between the Bank and the Guarantor.
(d)    The Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Guarantee, the Loan Documents and the Obligations, notice of acceptance of this Guarantee and reliance hereupon by the Bank, and the incurrence of any of the Obligations, notice of any sale of collateral security or any default of any sort and notice of any amendment, modification, increase or waiver of any Loan Document.
(e)    The Guarantor is not relying upon the Bank to provide to it any information concerning any Borrower or any Subsidiary, and the Guarantor has made arrangements satisfactory to the Guarantor to obtain from the Borrowers on a continuing basis such information concerning the Borrowers and the Subsidiaries as the Guarantor may desire.
(f)    The Guarantor agrees that any statement of account with respect to the obligations of the Borrowers from the Bank to the Borrowers which binds the Borrowers shall also be binding upon the Guarantor, and that copies of such statements of account maintained in the regular course of the Bank's business may be used, absent manifest error, in evidence against the Guarantor in order to establish the obligations of the Guarantor.
(g)    The Guarantor acknowledges that it has received a copy of the Term Loan Agreement and the other Loan Documents. In addition, the Guarantor acknowledges having read the Term Loan Agreement and each Loan Document and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Guarantee, and, accordingly, waives any right it may have to have the provisions of this Guarantee strictly construed against the Bank.
(h)    In the event any one or more of the provisions contained in this Guarantee or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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(i)    The Guarantor represents and warrants as follows: (i) it is duly organized and validly existing in good standing under the laws of Delaware, has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and to carry on its business; (ii) it has full legal power and authority to enter into, execute, deliver and perform the terms of this Guaranty and the other Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary limited liability company action and are in full compliance with its organizational documents; and (iii) all representations and warranties relating to the "Guarantor" contained in the Term Loan Agreement are true and correct in all material respects, except to the extent such representations and warranties refer to or relate to (A) an earlier date, in which case they are true and correct as of such date, or (B) the Key-Person Policy, which is no longer a requirement under the Term Loan Agreement.
(j)    Section headings used herein are for convenience of reference only, are not part of this Guarantee and are not to affect the construction of, or be taken into consideration in interpreting, this Guarantee.
Section 10.     Reserved
Section 11.    Jurisdiction; Consent to Service of Process
(i)    EACH PARTY TO THIS GUARANTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTEE SHALL AFFECT ANY RIGHT THAT THE BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS AGAINST THE GUARANTOR OR IN THE COURTS OF ANY JURISDICTION.
(ii)    EACH PARTY TO THIS GUARANTEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE OTHER LOAN DOCUMENTS IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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Section 12.    WAIVER OF JURY TRIAL
EACH OF THE BANK AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE BANK, OR COUNSEL TO THE BANK, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE GUARANTOR ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, INTER ALIA, THE PROVISIONS OF THIS SECTION 12.
Section 13.    Integration
This Guarantee embodies the entire agreement and understanding between the Guarantor and the Bank with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Guarantor and the Bank with respect to the subject matter hereof.
[Signature page follows]

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IN WITNESS WHEREOF the Guarantor has caused this Guarantee to be duly executed and delivered as of the date first above written.
THE ONE GROUP HOSPITALITY, INC.
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Address:
411 West 14th Street, 3rd Floor
New York, New York 10014
Attention: Jonathan Segal, CEO
Telecopier No.: 212-255-9715

EXHIBIT C
FORM OF FOURTH AMENDED AND RESTATED SECURITY AGREEMENT
FOURTH AMENDED AND RESTATED SECURITY AGREEMENT, dated as of December 17, 2014 among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, STK ATLANTA, LLC, a Georgia limited liability company, STK CHICAGO LLC, an Illinois limited liability company, STK-LA, LLC, a New York limited liability company, STK MIAMI, LLC, a Florida limited liability company, STK MIAMI SERVICE, LLC, a Florida limited liability company, STK MIDTOWN HOLDINGS, LLC, a New York limited liability company, STK MIDTOWN, LLC, a New York limited liability company, STK ORLANDO LLC, a Florida limited liability company, TOG BISCAYNE, LLC, a Florida limited liability company, WSATOG (MIAMI) LLC, a Delaware limited liability company and STK WESTWOOD, LLC, a California limited liability company (hereinafter referred to individually as an "Existing Borrower", and collectively, as the "Existing Borrowers") and STK DENVER, LLC, a Colorado limited liability company (hereinafter referred to as the "New Subsidiary"; the "Existing Borrowers and the New Subsidiary are hereinafter sometimes referred to individually as a "Borrower", and collectively, as the "Borrowers") and BANKUNITED, N.A., (the "Bank").
The Existing Borrowers and certain of their affiliates and the Bank have heretofore entered into a Credit Agreement, dated as of October 31, 2011 (as heretofore amended from time to time, the "Existing Credit Agreement") and in connection therewith, the Existing Borrowers and the Bank entered into a Third Amended and Restated Security Agreement, dated as of October 31, 2014 (the "Existing Security Agreement").
The Borrowers and certain of their affiliates and the Bank are entering into a new Term Loan Agreement, dated as of the date hereof (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, hereinafter referred to as the "Term Loan Agreement) pursuant to which, inter alia, the outstanding indebtedness of the Borrowers and certain of their affiliates to the Bank under the Existing Credit Agreement is being converted to a term loan thereunder and the New Subsidiary is being added as a Borrower thereunder.
It is a condition precedent to the effectiveness of the Term Loan Agreement and the obligation of the Bank to make the Loan to the Borrowers and certain of their affiliates thereunder that the Borrowers shall have executed and delivered this Security Agreement.
Accordingly, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Security Agreement in its entirety as follows:
Section 1.    Definitions
(a)    Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

(b)    As used herein, the following terms shall have the following meanings:
"Account Debtor": as defined in the NYUCC.
"Accounts": as defined in the NYUCC.
"Accounts Receivable": all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.
"Chattel Paper": as defined in the NYUCC.
"Collateral": all personal property of the Borrowers of every kind and nature, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds and products thereof, including, without limitation, all (i) Accounts Receivable, (ii) Equipment, (iii) General Intangibles, (iv) Inventory, (v) Instruments, (vi) Pledged Debt, (vii) Pledged Equity, (viii) Documents, (ix) Chattel Paper (whether tangible or electronic), (x) Deposit Accounts, (xi) Letter of Credit Rights (whether or not the letter of credit is evidenced in writing), (xii) Commercial Tort Claims, (xiii) Intellectual Property, (xiv) Supporting Obligations, (xv) any other contract rights or rights to the payment of money, (xvi) insurance claims and proceeds, (xvii) tort claims and (xviii) unless otherwise agreed upon in writing by the Borrowers and the Bank, other property owned or held by or on behalf of the Borrowers that may be delivered to and held by the Bank pursuant to the terms hereof. Notwithstanding anything to the contrary in any Loan Document, for purposes hereof, the term "Collateral" shall not include any right under any General Intangible if the granting of a security interest therein or an assignment thereof would violate any enforceable provision of such General Intangible.
"Commercial Tort Claims": as defined in the NYUCC.
"Copyright License": any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting any right to any Borrower under any Copyright now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.
"Copyrights": all of the following now owned or hereafter acquired by each Borrower: (i) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (ii) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.
"Deposit Accounts": as defined in the NYUCC.
"Documents": as defined in the NYUCC.

"Equipment": as defined in the NYUCC, and shall include, without limitation, all equipment, furniture and furnishings, and all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, and all improvements, accessions or appurtenances thereto, that are now or hereafter owned by any Borrower.
"Equity Interests": with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i), (ii) and (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the net assets, revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (v) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.
"General Intangibles": as defined in the NYUCC, and shall include, without limitation, all corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, interest rate protection agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims, guarantees, claims, security interests or other security held by or granted to any Borrower to secure payment by an Account Debtor of any of the Accounts Receivable or payment by the relevant obligor of any of the Pledged Debt.
"Instruments": as defined in the NYUCC.
"Intellectual Property": all intellectual and similar property of each Borrower of every kind and nature now owned or hereafter acquired by such Borrower, including inventions, designs, patents, copyrights, trademarks, and registrations thereof, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, customer lists, know‑how, show‑how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.
"Inventory": as defined in the NYUCC, and shall include, without limitation, all goods of each Borrower, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by any Borrower under contracts of service, or consumed in any Borrower's business, including raw materials, work in process, packaging materials, finished goods, semi‑finished inventory, scrap inventory, manufacturing supplies and spare parts, and all such goods that have been returned to or repossessed by or on behalf of any such Borrower.
"Letter of Credit Rights": as defined in the NYUCC.

"License": any Patent License, Trademark License, Copyright License or other license or sublicense to which each Borrower is a party, including those listed on Schedule 4.
"NYUCC": the UCC as in effect from time to time in the State of New York.
"Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including reimbursement obligations, fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of each Borrower and certain of their affiliates, the Guarantor or any other guarantor under the Term Loan Agreement and the other Loan Documents, or that are otherwise payable under the Term Loan Agreement or any other Loan Document, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of each Borrower and certain of their affiliates, the Guarantor or any other guarantor under or pursuant to the Term Loan Agreement and the other Loan Documents.
"Patent License": any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, is in existence, or granting to any Borrower any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of each Borrower under any such agreement.
"Patents": all of the following now owned or hereafter acquired by each Borrower: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 4, and (ii) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use or sell the inventions disclosed or claimed therein.
"Pledged Debt": all right, title and interest of each Borrower to the payment of any loan, advance or other debt of every kind and nature (other than Accounts Receivable and General Intangibles), whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, other than intercompany debt among the Borrower incurred for cash management purposes in the ordinary course of business.
"Pledged Equity": with respect to each Borrower, all right, title and interest of such Borrower in all Equity Interests of any now existing or hereafter acquired or organized wholly owned Subsidiary, whether now or hereafter acquired or arising in the future (other than STK-LA, LLC).

"Pledged Securities": the Pledged Debt, the Pledged Equity and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the foregoing, in each case whether now existing or owned or hereafter arising or acquired.
"Proceeds": as defined in the NYUCC, and shall include, without limitation, any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, including (i) any claim of any Borrower against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) past, present or future infringement or dilution of any Intellectual Property now or hereafter owned by any Borrower, or licensed under any license, (ii) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (iii) any and all other amounts from time to time paid or payable under or in connection with the Collateral.
"Security Interest": as defined in Section 2(a).
"Supporting Obligations": as defined in the NYUCC.
"Trademark License": any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Borrower or which any Borrower otherwise has the right to license, or granting to any Borrower any right to use any Trademark now or hereafter owned by any third party, and all rights of each Borrower under any such agreement.
"Trademarks": all of the following now owned or hereafter acquired by any Borrower: (i) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States or any similar offices in any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 4, (ii) all goodwill associated therewith or symbolized thereby and (iii) all other assets, rights and interests that uniquely reflect or embody such goodwill.
"UCC": with respect to any jurisdiction, the Uniform Commercial Code as from time to time in effect in such jurisdiction.
(c)    The principles of construction specified in Section 1.2 of the Term Loan Agreement shall be applicable to this Security Agreement.

Section 2.    Grant of Security Interest; No Assumption of Liability
(a)    As security for the payment or performance, as applicable, when due, in full of the Obligations, each Borrower hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Bank, and hereby grants to the Bank, a security interest in, all of the right, title and interest of such Borrower in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Bank is hereby authorized to file one or more financing statements, continuation statements, recordation filings or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by any Borrower, without the signature of such Borrower, and naming such Borrower as debtor and the Bank as secured party.
(b)    The Security Interest is granted as security only and shall not subject the Bank to, or in any way alter or modify, any obligation or liability of any Borrower with respect to or arising out of the Collateral.
Section 3.    Delivery of the Collateral
Each Borrower shall promptly deliver or cause to be delivered to the Bank any and all notes, chattel paper, instruments, certificates, files, records, ledger sheets and documents covering, evidencing, representing or relating to any of the Pledged Securities, or any other amount that becomes payable under or in connection with any Collateral, owned or held by or on behalf of such Borrower, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer satisfactory to the Bank and such other instruments and documents as the Bank may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Borrower and such other instruments or documents as the Bank may reasonably request. Each Borrower will cause any Pledged Debt owed or owing to such Borrower by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Bank pursuant to the terms hereof. Upon any Event of Default, each Borrower shall cause each issuer of Pledged Equity that constitutes uncertificated securities to (i) register transfer of each item of such Pledged Equity in the name of the Bank and (ii) deliver to the Bank by telecopy a certified copy of the then current register of equity-holders in such issuer, with such transfer and any other pledges of equity duly noted.
Section 4.    Representations and Warranties
Each Borrower represents and warrants to the Bank that:
(a)    Each Borrower has good and valid rights in and title to the Collateral and has full power and authority to grant to the Bank the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.
(b)    Schedule 1 sets forth (i) all locations where such Borrower maintains any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"), (ii) all other material places of business of such Borrower and all other locations where such Borrower maintains any Collateral and (iii) the names and addresses of all persons other than the Borrowers that have possession of any of its Collateral.
(c)    The Security Interest constitutes: (i) a legal and valid Lien on and security interest in all of the Collateral securing the payment and performance of the Obligations; (ii) subject to (A) filing Uniform Commercial Code financing statements, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of any Borrower (including, without limitation, a counterpart or copy of this Security Agreement) in each applicable governmental, municipal or other office, (B) the delivery to the Bank of any instruments or certificated securities included in such Collateral and (C) the execution and delivery of an agreement among any Borrower, the Bank and the depositary bank with respect to each Deposit Account not maintained at the Bank pursuant to which the depositary bank agrees to accept instructions directing the disposition of funds in such Deposit Account from the Bank, a perfected security interest in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the Bank's taking possession of such instruments or certificated securities included in such Collateral or by the Bank’s obtaining control of such Deposit Accounts, in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC or other applicable law in such jurisdictions; and (iii) subject to the receipt and recording of this Agreement or other appropriate instruments or certificates with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, a security interest that shall be perfected in all Collateral consisting of Intellectual Property in which a security interest may be perfected by a filing or recordation with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.
(d)    The Security Interest is and shall be prior to any other Lien on any of the Collateral owned or held by or on behalf of each Borrower other than Liens expressly permitted pursuant to the Loan Documents. The Collateral owned or held by or on behalf of each Borrower is so owned or held by it free and clear of any Lien, except for Liens granted pursuant to this Security Agreement and other Liens expressly permitted pursuant to the Loan Documents.
(e)    With respect to each Account Receivable: (i) no transaction giving rise to such Account Receivable violated or will violate any Requirement of Law, the violation of which could reasonably be expected to have a Material Adverse Effect, (ii) no such Account Receivable is subject to terms prohibiting the assignment thereof or requiring notice or consent to such assignment, except for notices and consents that have been obtained and (iii) each such Account Receivable represents a bona fide transaction which requires no further act on any Borrower's part to make such Account Receivable payable by the account debtor with respect thereto, and, to each Borrower's knowledge, no such Account Receivable is subject to any offsets or deductions and no such Account Receivable represents any consignment sales, guaranteed sale, sale or return or other similar understanding or any obligation of any Affiliate of any Borrower.
(f)    With respect to all Inventory: (i) such Inventory is located on the premises set forth on Schedule 1 hereto, or is Inventory in transit for sale in the ordinary course of business,

(ii) such Inventory was not produced in violation of the Fair Labor Standards Act or subject to the "hot goods" provisions contained in Title 29 U.S.C. §215, (iii) no such Inventory is subject to any Lien other than Liens permitted by Section 6.1 of the Term Loan Agreement, (iv) except as permitted hereby or by the Term Loan Agreement, and except for Inventory located at the locations set forth on Part C of Schedule 1, no such Inventory is on consignment or is now stored or shall be stored any time after the Effective Date with a bailee, warehouseman or similar Person, unless the Borrowers have delivered to the Bank landlord waivers, non-disturbance or similar agreements (each in form and substance satisfactory to the Bank) executed by such bailee, warehouseman or similar Person and (v) such Inventory has been acquired by a Borrower in the ordinary course of business
(g)    Attached hereto as Schedule 2 is a true and correct list of all of the Pledged Equity owned or held by or on behalf of each Borrower, in each case setting forth the name of the issuer of such Pledged Equity, the number of any certificate evidencing such Pledged Equity, the registered owner of such Equity Interest, the number and class of such Pledged Equity and the percentage of the issued and outstanding Equity Interests of such class represented by such Pledged Equity. The Pledged Equity has been duly authorized and validly issued and is fully paid and nonassessable, and is free and clear of all Liens other than Liens granted pursuant to this Security Agreement and other Liens expressly permitted by the Loan Documents.
(h)    Attached hereto as Schedule 3 is a true and correct list of (i) all of the Pledged Debt owned by or on behalf of each Borrower, in each case setting forth the name of the party from whom such Pledged Debt is owed or owing, the principal amount thereof, the date of incurrence thereof and the maturity date, if any, with respect thereto and (ii) all unpaid intercompany transfers of goods sold and delivered, or services rendered, by or to each Borrower. All Pledged Debt owed or owing to any Borrower will be on and as of the date hereof evidenced by one or more promissory notes pledged to the Bank under the Security Agreement.
(i)    Attached hereto as Schedule 4 is a true and correct list of Intellectual Property owned by or on behalf of each Borrower, in each case identifying each Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License in sufficient detail and setting forth with respect to each such Copyright, Copyright License, Patent, Patent License, Trademark and Trademark License, the registration number, the date of registration, the jurisdiction of registration and the date of expiration thereof.
Section 5.    Covenants
(a)    Each Borrower shall provide the Bank with not less than 10 Business Days prior written notice of any change (i) in its legal name, (ii) in its jurisdiction of organization or formation, (iii) in the location of its chief executive office or principal place of business, (iv) in its identity or legal or organizational structure or (v) in its organization identification number or its Federal Taxpayer Identification Number. No Borrower shall effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Bank to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents). Each Borrower shall promptly notify the Bank if any material portion of the Collateral owned or held by or on behalf of each Borrower is damaged or destroyed.
(b)    Each Borrower shall maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Bank may reasonably request, promptly to prepare and deliver to the Bank copies of such records duly certified by an officer of such Borrower.
(c)    From time to time at the reasonable request of the Bank, the Borrowers shall deliver to the Bank a certificate executed by the chief executive officer, the president, the chief operating officer or the chief financial officer of such Borrower, (i) setting forth (A) a list of all Subsidiaries of each Borrower and the capitalization of each such Subsidiary, (B) any name change of any Borrower since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (C) any mergers or acquisitions in or to which any Borrower was a party since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph, (D) the locations of all Collateral and (E) a list of all Intellectual Property owned by or on behalf of each Borrower, or in each case confirming that there has been no change in the information described in the foregoing clauses of this clause (c) since the date hereof or the date of the most recent certificate delivered pursuant to this paragraph and (ii) certifying that the Borrowers are in compliance with all of the terms of this Security Agreement.
(d)    Each Borrower shall, at its own cost and expense, take any and all commercially reasonable actions reasonably necessary to defend title to the Collateral owned or held by it or on its behalf against all persons and to defend the Security Interest of the Bank in such Collateral and the priority thereof against any Lien not expressly permitted pursuant to the Loan Documents.
(e)    Each Borrower shall, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Bank may from time to time reasonably request to preserve, protect and perfect the Security Interest granted by it and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with its execution and delivery of this Security Agreement, the granting by it of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith.
(f)    The Bank and such persons as the Bank may reasonably designate shall have the right, at the reasonable cost and expense of the Borrowers, and upon reasonable prior written notice, at reasonable times and during normal business hours, to inspect all of its records (and to make extracts and copies from such records) at the Borrowers’ chief executive office, to discuss its affairs with its officers and independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral.

(g)    Each Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Borrowers shall indemnify and hold harmless the Bank from and against any and all liability for such performance.
(h)    No Borrower shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, nor grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents. Except for the Security Interest or a transfer permitted by the Loan Documents, no Borrower shall make or permit to be made any transfer of such Collateral, and each Borrower shall remain at all times in possession of such Collateral and shall remain the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral, except that prior to the occurrence of an Event of Default, any Borrower may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Security Agreement, the Term Loan Agreement or any other Loan Document.
(i)    The Borrowers, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.2(f) of the Term Loan Agreement, which insurance shall be against all risks customarily insured against by similar businesses operating in similar markets. All policies covering such insurance (i) shall contain a standard loss payable clause and shall, in the case of casualty coverage, name the shall name the Bank as loss payee up to the amount outstanding on the Loan in respect of each claim relating to the Collateral and resulting in a payment thereunder and (ii) shall be indorsed to provide, in respect of the interests of the Bank, that (A) in the case of liability coverage, the Bank shall be an additional insured, (B) 30 days' prior written notice of any cancellation thereof shall be given to the Bank and (C) in the event that any Borrower at any time or times shall fail to pay any premium in whole or part relating thereto, the Bank may, in its sole discretion, pay such premium. Each Borrower irrevocably makes, constitutes and appoints the Bank (and all officers, employees or agents designated by the Bank) as such Borrower's true and lawful agent (and attorney‑in‑fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that payment by an insurer in respect of a claim made under liability insurance maintained by any Borrower may be made directly to the Person who shall have incurred the liability which is the subject of such claim. In the event that any Borrower at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Bank may, without waiving or releasing any obligation or liability of the Borrowers hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Bank deems advisable. All sums disbursed by the Bank in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Borrowers to the Bank and shall be additional Obligations secured hereby.

(j)    Each Borrower shall: (i) for each Trademark material to the conduct of such Borrower's business, (A) maintain (and shall cause each of its licensees to maintain) such Trademark in full force free from any claim of abandonment or invalidity for non-use, (B) maintain (and shall cause each of its licensees to maintain) the quality of products and services offered under such Trademark, (C) display (and shall cause each of its licensees to display) such Trademark with notice of federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party valid and legal rights; (ii) notify the Bank promptly if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Borrower's ownership of any Intellectual Property, its right to register the same, or to keep and maintain the same; (iii) promptly inform the Bank in the event that it shall, either itself or through any agent, employee, licensee or designee, file an application for any Intellectual Property (or for the registration of any Patent, Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, and, upon request of the Bank, execute and deliver any and all agreements, instruments, documents and papers as the Bank may request to evidence the Bank's security interest in such Patent, Trademark or Copyright, and each Borrower hereby appoints the Bank as its attorney-in-fact to execute and file upon the occurrence and during the continuance of an Event of Default such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; and (iv) take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Borrower's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties. In the event that any Borrower becomes aware that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Borrower's business has been or is about to be infringed, misappropriated or diluted by a third party, such Borrower promptly shall notify the Bank and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral. Upon and during the continuance of an Event of Default, the Borrowers shall use their reasonable commercial efforts to obtain all requisite consents or approvals by the licensee of each Copyright License, Patent License or Trademark License to effect the assignment of all of the Borrowers' right, title and interest thereunder to the Bank or its designee.
Section 6.    Certain Rights as to the Collateral; Attorney-In-Fact

(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    The Borrowers shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Security Agreement and the other Loan Documents, provided that the Borrowers shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action or inaction would have a material adverse effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.
(ii)    The Borrowers shall be entitled to receive and retain any and all dividends, principal, interest and other distributions paid in respect of the Collateral to the extent not prohibited by this Security Agreement or the other Loan Documents, provided that any and all (A) dividends, principal, interest and other distributions paid or payable other than in cash in respect of, and instruments (other than checks in payment of cash dividends) and other Property received, receivable or otherwise distributed in respect of, or in exchange for, Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid‑in‑surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall forthwith be delivered to the Bank to be held as, Collateral and shall, if received by the Borrowers, be received in trust for the benefit of the Bank, be segregated from the other Property of the Borrowers, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment).
(iii)    The Bank shall execute and deliver (or cause to be executed and delivered) to the Borrowers, at the Borrowers' expense, all such proxies and other instruments as the Borrowers may reasonably request for the purpose of enabling the Borrowers to exercise the voting and other rights which it is entitled to exercise pursuant to clause (i) above and to receive the dividends, principal or interest payments, or other distributions which it is authorized to receive and retain pursuant to clause (ii) above.
(b)    Upon the occurrence and during the continuance of an Event of Default:
(i)    All rights of the Borrowers to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon notice to the Borrowers by the Bank, cease and (B) receive the dividends, principal and interest payments and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends, principal or interest payments and distributions.
(ii)    All dividends, principal and interest payments and other distributions which are received by any Borrower contrary to the provisions of Section 6(b)(i) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Borrowers and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary indorsement).
(c)    In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Borrowers shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank’s agreement or indemnity therefor customary for security agreements similar to this Agreement.
(d)    Each Borrower hereby irrevocably appoints the Bank such Borrower's attorney-in-fact, with full authority in the place and stead of such Borrower and in the name of such Borrower or otherwise, from time to time at any time when an Event of Default exists, in the Bank's discretion, to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:
(i)    to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, and to receive, indorse, and collect any drafts or other chattel paper, instruments and documents in connection therewith,
(ii)    to file any claims or take any action or institute any proceedings which the Bank may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Bank with respect to any of the Collateral, and
(iii)     to receive, indorse and collect all instruments made payable to such Borrower representing any dividend, principal payment, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
The powers granted to the Bank under this Section constitute a power coupled with an interest which shall be irrevocable by the Borrowers and shall survive until all of the Obligations have been indefeasibly paid in full in accordance with the Term Loan Agreement.
(e)    If any Borrower fails to perform any agreement contained herein, the Bank may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Borrowers under Section 9.
(f)    The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Bank accords its own property of similar type.

Section 7.    Remedies upon Default
(a)    Upon the occurrence and during the continuance of an Event of Default, the Borrowers shall deliver each item of Collateral to the Bank on demand, and the Bank shall have in any jurisdiction in which enforcement hereof is sought, in addition to any other rights and remedies, the rights and remedies of a secured party under the NYUCC or the UCC of any jurisdiction in which the Collateral is located, including, without limitation, the right, with or without legal process (to the extent permitted by law) and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass (to the extent permitted by law) to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral (and for that purpose the Bank may, so far as any Borrower can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom) and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Borrower agrees that the Bank shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Bank shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Borrower, and each Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal which such Borrower or now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
(b)    Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall give to the Borrowers at least ten days' prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. Each Borrower hereby acknowledges that ten days’ prior written notice of such sale or sales shall be reasonable notice. Each Borrower hereby waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Bank's rights hereunder, including, without limitation, the right of the Bank following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.
(c)    Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Bank may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Bank may (in its sole and absolute discretion) determine. The Bank shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Bank until the sale price is paid by the purchaser or purchasers thereof, but the Bank shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, the Bank may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Borrower (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Bank from any Borrower as a credit against the purchase price, and the Bank may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Borrower therefor. For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Bank shall be free to carry out such sale pursuant to such agreement and (iii) the Borrower shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Bank shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Bank may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
(d)    Any sale conducted in accordance with the provisions of this Section 7 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the NYUCC or the UCC of any other jurisdiction in which Collateral is located or any other requirement of applicable law. Without limiting the foregoing, any Borrower agrees and acknowledges that, to the extent that applicable law imposes duties on the Bank to exercise remedies in a commercially reasonable manner, it shall be commercially reasonable for the Bank to do any or all of the following: (i) fail to incur expenses deemed significant by the Bank to prepare Collateral for disposition or otherwise to complete raw materials or work in process into finished goods or other finished products for disposition; (ii) fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third-party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) fail to exercise collection remedies against Account Debtors or other persons obligated on Collateral or to remove Liens on any Collateral, (iv) exercise collection remedies against Account Debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) contact other Persons, whether or not in the same business as the Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (vii) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) dispose of Collateral utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have reasonable capability of doing so, or that match buyers and sellers of assets, (ix) disclaim dispositions of warranties, (x) purchase (or fail to purchase) insurance or credit enhancements to insure the Bank against risk of loss, collection or disposition of Collateral or to provide to the Bank a guaranteed return from the collection or disposition of Collateral, or (xi) to the extent deemed appropriate by the Bank, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Bank in the collection or disposition of any of the Collateral. Nothing in this Section 7 shall be construed to grant any rights to any

Borrower or to impose any duties on the Bank that would not have been granted or imposed by this Security Agreement or applicable law in the absence of this Section 7 and the parties hereto acknowledge that the purpose of this Section 7 is to provide non-exhaustive indications of what actions or omissions by the Bank would be deemed commercially reasonable in the exercise by the Bank of remedies against the Collateral and that other actions or omissions by the Bank shall not be deemed commercially unreasonable solely on account of not being set forth in this Section 7.
(e)    For the purpose of enabling the Bank to exercise rights and remedies under this Section, each Borrower hereby grants to the Bank an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Borrower) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by any Borrower, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Bank may be exercised, at the option of the Bank, solely upon the occurrence and during the continuation of an Event of Default and the Obligations having become due and payable; provided that any license, sub-license or other transaction entered into by the Bank in accordance herewith shall be binding upon the Borrowers notwithstanding any subsequent cure of an Event of Default. Any royalties and other payments received by the Bank shall be applied in accordance with Section 8. The license set forth in this Section 7(e) shall terminate without any further action by either party once the Obligations have been indefeasibly paid in full in accordance with the Term Loan Agreement.
Section 8.    Application of Proceeds of Sale
The Bank shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, first, to the payment of all costs and expenses incurred by the Bank in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations, including all court costs and the reasonable fees and expenses of their respective agents and legal counsel, the repayment of all advances made by the Bank hereunder or under any other Loan Document on behalf of any Borrower and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, to the payment in full of the Obligations, and third, to the Borrowers, their successors or assigns, or as a court of competent jurisdiction may otherwise direct. The Bank shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement. Upon any sale of the Collateral by the Bank (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Bank or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Bank or such officer or be answerable in any way for the misapplication thereof.

Section 9.    Reimbursement of the Bank

(a)    The Borrowers shall pay upon demand to the Bank the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of counsel and of any experts or agents, that the Bank may incur in connection with (i) the administration of this Security Agreement relating to any Borrower or any of its property, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of any Borrower, (iii) the exercise, enforcement or protection of any of the rights of the Bank hereunder relating to any Borrower or any of its property or (iv) the failure by any Borrower to perform or observe any of the provisions hereof.
(b)    Without limitation of its indemnification obligations under the other Loan Documents, any Borrower shall indemnify the Bank and its directors, officers, employees, advisors, agents, successors and assigns (each an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery by the Borrowers of this Security Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the Borrowers of their obligations under the Loan Documents and the other transactions contemplated thereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.
(c)    Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Bank. All amounts due under this Section shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.7(b) of the Term Loan Agreement.
Section 10.    Waivers; Amendment
(a)    No failure or delay of the Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Bank hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Security Agreement or any other Loan Document or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Bank and the Borrowers.
(c)    Upon the payment in full of the Obligations and all other amounts payable under this Agreement and the expiration or termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Borrowers. Upon any such termination, the Bank will, at the Borrowers' expense, return to the Borrowers such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Borrowers such documents as the Borrowers shall reasonably request to evidence such termination.
Section 11.    Security Interest Absolute
All rights of the Bank hereunder, the Security Interest and all obligations of the Borrowers hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Term Loan Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Term Loan Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations or in respect of this Security Agreement or any other Loan Document other than the indefeasible payment of the Obligations in full in cash.
Section 12.    Notices
All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Term Loan Agreement.
Section 13.    Binding Effect; Assignments
Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Borrower that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns. This Security Agreement shall become effective when a counterpart hereof executed on behalf of each Borrower shall have been delivered to the Bank and a counterpart hereof shall have been executed on behalf of the Bank, and thereafter shall be binding upon each Borrower, the Bank and its successors and assigns, and shall inure to the benefit of each Borrower, the Bank and its successors and assigns, except that no Borrower shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Security Agreement or the other Loan Documents.
Section 14.    Survival of Agreement; Severability
(a)    All covenants, agreements, representations and warranties made by any Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Documents and the making of the Loan or other extension of credit, regardless of any investigation made by the Bank or on its behalf and notwithstanding that the Bank may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Term Loan Agreement, and shall continue in full force and effect until this Security Agreement shall terminate.
(b)    In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good‑faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 15.    Governing Law; Jurisdiction; Consent to Service of Process
(a)    This Security Agreement shall be governed by, and construed in accordance with, the laws of the state of New York.
(b)    Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Security Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Security Agreement shall affect any right that either party hereto may otherwise have to bring any action or proceeding relating to this agreement or the other loan documents in the courts of any jurisdiction.
(c)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Security Agreement in any court referred to in subsection (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Security Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Security Agreement will affect the right of either party to this Security Agreement to serve process in any other manner permitted by law.
Section 16.    Counterparts
This Security Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 13. Delivery of an executed counterpart of this Security Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Security Agreement.
Section 17.    Headings
Section headings used herein are for convenience of reference only, are not part of this Security Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Security Agreement.
Section 18.    WAIVER OF JURY TRIAL
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 19.    Amendment and Restatement
This Security Agreement shall constitute an amendment and restatement of all of the terms and conditions of the Existing Security Agreement. The parties hereto acknowledge and agree that (a) this Security Agreement does not constitute a novation or termination of the Existing Borrowers' obligations under the Existing Security Agreement and related documents, (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Security Agreement and (c) the liens and security interests as granted under the Existing Security Agreement are in all respects continuing and in full force and effect and secure the payment of the Obligations.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK CHICAGO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK DENVER, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
[Signatures Continued on Following Page]

Signature Page to The ONE Group Fourth Amended and Restated Security Agreement

STK MIAMI, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
TOG BISCAYNE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
[Signatures Continued on Following Page]

Signature Page to The ONE Group Fourth Amended and Restated Security Agreement

BANKUNITED, N.A.
By:
Name:    Thomas F. Pergola
Title:    Senior Vice President

Signature Page to The ONE Group Fourth Amended and Restated Security Agreement

STATE OF NEW YORK    )
) ss.:
COUNTY OF NEW YORK    )
On the 17th day of December in the year 2014 before me, the undersigned, personally appeared Samuel Goldfinger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his their signature on the instrument, the individual, or the person upon behalf of which the individual, acted, executed the instrument.

_____________________________
Notary Public
My Commission Expires:
______________________

SCHEDULE 1
TO
SECURITY AGREEMENT
Locations of Collateral

A.
All locations where the Borrowers maintain any books or records relating to any Accounts Receivable or Pledged Debt (with each location at which chattel paper, if any, is kept being indicated by an "*"):

411 West 14th Street, 3rd Floor, New York, New York 10014

B.	All the material places of the Borrowers’ businesses (other than a chief executive office) not identified in paragraph A. above:

1.	420 Park Ave. South, New York, New York 10016

2.	1114 Avenue of the Americas, New York, New York 10110

3.	3708 Las Vegas Blvd., Las Vegas, Nevada 89109

4.	1075 Peachtree Street, Atlanta, Georgia 30309

5.	755 N La Cienega Blvd, Los Angeles, CA 90069

6.	2377 Collins Ave, Miami Beach, FL 33139

7.	1250 Connecticut Ave NW, Washington, DC 20036

8.	1780 E Buena Vista Dr, Lake Buena Vista, FL 32830

9.	360 N. State Street, Chicago, Illinois 60654

10.	1100 Biscayne Boulevard, Miami, Florida 33132
C.    All the locations where the Borrowers maintain any Collateral not identified above:

1.	HSBC (Operating Account); 452 5th Ave., New York, New York 10018

2.	Citibank (Operating Account); 111 Wall Street, New York, New York 10005

3.	Capital One (Operating Account); 176 Broadway, New York, New York 10038

4.	Chase Bank (Operating Account); 345 Hudson Street, New York, New York 10014

5.	Chase Bank (Money Market Account); 345 Hudson Street, New York, New York 10014

D.	The names and addresses of all persons other than the Borrowers that have possession of any of its Collateral:

1.	One 29 Park, LLC; 420 Park Ave. South, New York, New York 10016

2.	One Marks, LLC; 411 West 14th Street, New York, New York 10014

3.	JEC II LLC; 1 Little West 12th Street, New York, New York 10014

4.	MPD Space Events, LLC; 26 Little West 12th Street, New York, New York 10014

5.	Little West 12th LLC; 26 Little West 12th Street, New York, New York 10014

6.	Basement Manager LLC; 26 Little West 12th Street, New York, New York 10014

7.	Asellina Marks LLC; 411 West 14th Street, 3rd Floor, New York, New York 10014

8.	Bridge Hospitality LLC; 755 North La Cienega, Los Angeles, California 90069

9.	ONE Atlantic City, LLC; 500 Boardwalk, Atlantic City, New Jersey 08401

10.	BBCLV, LLC; 3801 Las Vegas Boulevard South, Las Vegas, Nevada 89109

11.	Bagatelle La Cienega, LLC; 755 North La Cienega Blvd., Los Angeles, California 90069

12.	Bagatelle Miami, LLC; Collins Avenue, Miami, Florida (exact address TBD)

13.	STK DC, LLC, 1250 Connecticut Ave NW, Washington, DC 20036

14.	336-337 The Strand, London WC2R 1HA, United Kingdom

15.	Cranbourn St, Leicester Square, London WC2H 7JH, United Kingdom

2/75

SCHEDULE 2
TO
SECURITY AGREEMENT
Pledged Equity
The ONE Group, LLC

Subsidiary	Jurisdiction of Formation	Type of Organization	Ownership Interest
One 29 Park Management, LLC	New York	Limited Liability Company	100%
STK-Las Vegas, LLC	Nevada	Limited Liability Company	100%
STK Atlanta, LLC	Georgia	Limited Liability Company	100%
STK Chicago LLC	Illinois	Limited Liability Company	100%
STK Denver, LLC	Colorado	Limited Liability Company	100%
STK-LA, LLC	New York	Limited Liability Company	100%
STK Miami, LLC	Florida	Limited Liability Company	100%
STK Miami Service, LLC	Florida	Limited Liability Company	100%
STK Midtown Holdings, LLC	New York	Limited Liability Company	100%
STK Midtown, LLC	New York	Limited Liability Company	100%
STK Orlando, LLC	Florida	Limited Liability Company	100%
TOG Biscayne, LLC	Florida	Limited Liability Company	100%
WSATOG (Miami) LLC	Delaware	Limited Liability Company	100%
STK Westwood, LLC	California	Limited Liability Company	100%

One 29 Park Management, LLC
NONE
STK – Las Vegas, LLC
NONE
STK Atlanta, LLC
NONE
STK Chicago LLC
NONE
STK Denver, LLC
NONE
STK-LA, LLC
NONE
STK Miami, LLC
NONE
STK Miami Service, LLC
NONE
STK Midtown Holdings, LLC
NONE
STK Midtown, LLC
NONE
STK Orlando, LLC
NONE
TOG Biscayne, LLC
NONE
WSATOG (Miami), LLC
NONE
STK Westwood, LLC
NONE

2

SCHEDULE 3
TO
SECURITY AGREEMENT
Pledged Debt
The ONE Group, LLC
NONE
One 29 Park Management, LLC
NONE
STK – Las Vegas, LLC
NONE
STK Atlanta, LLC
NONE
STK Chicago LLC
NONE
STK Denver, LLC
NONE
STK-LA, LLC
NONE
STK Miami, LLC
NONE
STK Miami Service, LLC
NONE
STK Midtown Holdings, LLC
NONE
STK Midtown, LLC
NONE
STK Orlando, LLC
NONE
TOG Biscayne, LLC
NONE
WSATOG (Miami), LLC
NONE
STK Westwood, LLC
NONE

SCHEDULE 4
TO
SECURITY AGREEMENT
Intellectual Property
I.    COPYRIGHTS AND COPYRIGHT LICENSES
NONE
II.    PATENTS AND PATENT LICENSES
NONE
III.    TRADEMARKS AND TRADEMARK LICENSES
SEE ATTACHED TRADEMARK CHART and the Certificate of Registration, attached hereto as Exhibit A – Schedule 4.

Service Marks and Trademarks of THE ONE GROUP, LLC
Revised: 12/12/2014

UNITED STATES

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-002	STK	SN:78/691,571 Filed 8/2/05 RN: 3188230 Issued: 12/19/06	THE ONE GROUP, LLC	(Class 43) Bar services; Restaurants.	8 & 9 due: 12/19/16
915-004	Not Your Daddy’s Steakhouse	SN: 77/003,892 Filed 9/21/06 RN:3,267,266 Issued: 7/24/07	The ONE Group, LLC	(Class 43) Restaurant and bar services.	8 & 9 due: 7/24/17
915-006		SN: 77/239,608 Filed 7/26/07 RN: 3,381,619 Issued: 2/12/08	The ONE Group, LLC	(Class 43) Restaurants; Bar services	8 & 9 due: 2/12/18
915-013	STKOUT	SN: 77/875,804 Filed:11/18/09	The ONE Group, LLC
 (Class 43) Bar and restaurant services; Cafe and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Restaurants; Take-out restaurant services
Abandoned

1/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-014	SHHH	SN: 77/875,857 Filed:11/18/09	The One Group LLC
(Class 43) Bar and restaurant services; Cafe and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Restaurants; Take-out restaurant services
Abandoned
915-015	UNMISTKABLE	SN: 77/917,096 Filed: 1/21/10 RN: 4,080,591 Issued: 1/3/12	The ONE Group, LLC
(Class 43) Bar services; Cafe and restaurant services; Cafe-restaurants; Cafes; Providing of food and drink; Restaurant and bar services; Restaurants; Serving of food and drink/beverages; Take-out restaurant services
8&15 due: 1/3/18 Renewal due: 1/3/22
915-017		SN: 85/109,741 Filed: 08/17/10	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Providing of food and drink; Provision of food and drink in restaurants; Restaurants; Take-out restaurant services
Abandoned.
915-032		SN: 85/379,387 Filed: 7/24/11 RN: 4,208,788 Issued: 9/18/12	The ONE Group, LLC
(Class 43) Cafe and restaurant services; Cafe-restaurants; Cafes; Carry-out restaurants; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; Restaurants; Take-out restaurant services
8 & 15 due: 9/18/18 Renewal 8 & 9 due: 9/18/22

2/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032-CHLD		SN: 85/976,398 Filed: 7/24/11	The ONE Group, LLC	(Class 43) Bar services; Bar and restaurant services	Abandoned.
915-036	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/451,863 Filed: 10/20/11	The ONE Group, LLC	(Class 43) Bar services	Abandoned.
915-036-CHLD	[STK OUT – A GIRL’S GOTTA EAT]	SN: 85/976,492 Filed: 10/20/11 RN: 4,234,247 Issued: 10/30/12	The ONE Group, LLC
(Class 43) Cafe services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Serving food and drinks; Take-out restaurant services
8 & 15 due: 10/30/18 Renewal 8 & 9 due: 10/30/22

3/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-038	STK REBEL	SN: 85/500,193 Filed: 12/20/11	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Take-out restaurant services
Notice of Allowance: 7/17/12 Statement of Use, or 5th Ext, due: 1/17/15
915-039	MAGNUM MONDAY	SN: 85/562,378 Filed: 3/7/12	The One Group LLC
(Class 41) Night Clubs
(Class 43) Bar Services; Café Services; Cocktail lounge services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Serving food and drinks
Abandoned.

4/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-041	MAGNUM MONDAY (Event Planning)	SN: 85/571,229 Filed: 3/16/12	The One Group LLC
(Class 35) Arranging and conducting special events for business purposes; Arranging and conducting special events for commercial, promotional or advertising purposes; Special event planning for business purposes; Special event planning for commercial, promotional or advertising purposes
(Class 41) Arranging and conducting special events for social entertainment purposes; Special event planning for social entertainment purposes
Abandoned.
915-057	REBEL BY STK	SN: 86/038,226 Filed: 8/14/13	The ONE Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance: 3/11/14 Statement of Use, or 2nd Ext, due: 3/11/15
915-069	STK	SN: 86/229,587 Filed: 3/24/14 RN: 4,613,901 Issued: 9/30/14	The ONE Group LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs	8 & 15 due 09/30/20 8 & 9 due 09/30/24

5/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-071	MAGNUM MONDAYS	SN: 86/320,170 Filed: 06/25/14	The One Group LLC
(Class 35) Arranging and conducting special events for business purposes; Arranging and conducting special events for commercial, promotional or advertising purposes; Special event planning for business purposes; Special event planning for commercial, promotional or advertising purposes
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Arranging and conducting special events for social entertainment purposes; Night clubs; Special event planning for social entertainment purposes
(Class 43) Bar services; Café and restaurant services; Cocktail lounge services; Providing of food and drink; Restaurant services; Serving food and drinks
Non-Final Action Issued: 10/7/14. Res. Due: 4/7/15
916-002	FSH	SN: 78/698,929 filed 8/23/05	The One Group LLC	(Class 43) Bar services; Cafe-restaurants; Cafes; Restaurants.	Abandoned
916-003	SLD	SN: 78/698,932 filed 8/23/05	The One Group LLC	(Class 43) Bar services; Cafe-restaurants; Cafes; Restaurants.	Abandoned

6/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-007	PZZ	SN: 77/205,488 filed: 6/13/07	The One Group LLC	(Class 43) Cafe-restaurants; Carry-out restaurants; Restaurant and bar services; Restaurants; Self service restaurants	Abandoned
916-008	BRG	SN: 77/205,496 filed: 6/13/07	The One Group LLC	(Class 43) Cafe-restaurants; Carry-out restaurants; Restaurant and bar services; Restaurants; Self service restaurants	Abandoned
916-014	ICHI	SN: 77/444,715 Filed 4/10/08	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Café and restaurant services; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned
916-015	FSH	SN: 77/697,785 Filed: 3/24/09	The One Group LLC	(Class 43) Bar and restaurant services; Cafe-restaurants; Cafes; Cocktail lounges; Restaurants	Abandoned
916-018	ONE ROCKS	SN: 77/711,156 Filed: 4/9/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cocktail lounges; restaurant and bar services; restaurants; wine bars.	Suspended 1/6/10 Still suspended as of 12/12/14

7/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-024	YI	SN: 77/840,881 Filed: 10/4/09	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Preparation of food and beverages; Providing of food and drink; Provision of food and drink in restaurants; Restaurant; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages
Abandoned
916-025	ASELLINA	SN: 77/841,398 Filed: 10/5/09 RN: 3,967,067 Issued: 5/24/2011	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Cafe and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars
8 & 15 due: 5/24/17 Renewal due: 5/24/21

8/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-031	TWENTY33	SN: 85/070,542 Filed: 6/24/09	The One Group LLC	(Class 41) Night clubs (Class 43) Bar services; Cocktail lounges; Preparation of food and beverages; Providing of food and drink; Restaurant services; Restaurants	Abandoned
916-033-parent	HERAEA	SN: 85/615,048 Filed: 5/2/12	The One Group LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sport coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands
Abandoned as per client 10/02/14

9/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-child	HERAEA	SN: 85/978,974 Filed: 5/2/12 RN: 4,344,289 Issued: 5/28/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/28/19 Renewal Due: 5/28/23
916-034	WHERE GIRLS GO TO PLAY	SN: 85/615,109 Filed: 5/2/12 RN: 4,339,908 Issued: 5/21/13	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
8 & 15 Due: 5/21/19 Renewal Due: 5/21/23

10/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-035	WHERE GIRLS PLAY HARD	SN: 85/615,123 Filed: 5/2/12	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Abandoned.

11/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036	XISHI	SN: 85/699,765 Filed: 8/9/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Briefs; Caps; Coats; Flip flops; Gloves; Gym shorts; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leggings; Lingerie; Loungewear; Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rainwear; Sandal-clogs; Sandals; Sandals and beach shoes; Scarves; Shirts; Shoes; Shorts; Sleepwear; Slipper socks; Sneakers; Socks; Sports bras; Stockings; Suspenders; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swimwear; T-shirts; Tank-tops; Ties; Tops; Underwear

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Abandoned as per client 10/02/14

12/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-037	XI SHI	SN: 85/700,437 Filed: 8/10/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Belts; Bottoms; Bow ties; Boxer shorts; Bras; Briefs; Caps; Coats; Flip flops; Footwear; Gloves; Halter tops; Hats; Head scarves; Head wear; Headwear; Hooded sweatshirts; Jackets; Leggings; Lingerie; Loungewear; Night shirts; Pajama bottoms; Pajamas; Panties; Pants; Rain wear; Raincoats; Rainwear; Sandal-clogs; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Sleepwear; Slipper socks; Slippers; Sneakers; Sweat bands; Sweat pants; Sweat shirts; Sweat suits; Swim suits; Swim wear; T-shirts; Tank tops; Ties; Tops; Underwear; Wristbands

(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs

(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Abandoned as per client 10/02/14

13/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038	CUCINA ASELLINA	SN: 85/716,127 Filed: 8/29/12 RN: 4,323,998 Issued: 4/23/13	The ONE Group, LLC
(Class 43) Bar services; Food preparation services; Providing of food and drink; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars
8 & 15 Due: 4/23/19 Renewal Due: 4/23/23

14/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039	RHYTHM HOTEL	SN: 85/726,014 Filed: 9/11/12	The ONE Group, LLC
(Class 43) Hotel accommodation services; Hotel services; Residential hotel services; Spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa.
(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; Health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; Health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs.
(Class 45) Hotel concierge services.
Notice of Allowance: 9/24/13 SOU, or 3rd Ext., Due: 3/24/15
916-050 (formerly 484-006)	THE ONE NEW YORK	SN: 78/528,391 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14

15/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-051 (formerly 484-007)	THE ONE NEW ORLEANS	SN: 78/528,405 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14
916-052 (formerly 484-008)	THE ONE LAS VEGAS	SN:78/528,408 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14
916-053 (formerly 484-009)	THE ONE CHICAGO	SN: 78/528,416 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Abandoned as per client 11/18/14
916-054 (formerly 484-010)	THE ONE LOS ANGELES	SN: 78/528,424 Filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14

16/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-055 (formerly 484-011)	THE ONE GROUP	SN: 78/528,430 filed 12/7/04	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Non-Final Action Issued: 11/20/14 Response due: 05/20/15
916-056 (formerly 484-018)	THE ONE MIAMI	SN:78/663,799 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14
916-057 (formerly 484-019)	THE ONE ATLANTIC CITY	SN:78/663,803 Filed 7/5/05	THE ONE GROUP, LLC	(Class 43) restaurants, cafes, bar services, cocktail lounges.	Suspended on 7/27/05. Still suspended as of 12/12/14, despite submission of Segal Aff’d 2/15/14

17/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-064	ONE LAS VEGAS	SN: 86/205,944 Filed: 02/27/14	The One Group LLC
(Class 035) Real estate marketing services in the field of condominiums and apartments

(Class 036) Real estate services, namely, condominium management services; Real estate services, namely, property management services for condominium associations, homeowner associations and apartment buildings
Pending Resp to Non-Final Action filed: 12/03/14
916-065	ONE	SN: 86/206,041 Filed: 02/27/14	The One Group LLC
(Class 035) Real estate marketing services in the field of condominiums and apartments

(Class 036) Real estate services, namely, condominium management services; Real estate services, namely, property management services for condominium associations, homeowner associations and apartment buildings
Closed. Assigned to SH Group in Settlement of 916-075.

18/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-066	THE ONE	SN: 86/206,062 Filed: 02/27/14	The One Group LLC
(Class 035) Real estate marketing services in the field of condominiums and apartments

(Class 036) Real estate services, namely, condominium management services; Real estate services, namely, property management services for condominium associations, homeowner associations and apartment buildings
Pending Response to (06/12/14) Non-Final Action filed 12/10/14
917-002	COCO DE VILLE	SN: 77/333,751 filed 11/20/07 RN: 3,658,860 Issued: 7/21/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Restaurant and bar services; Restaurants; Cocktail lounges; Wine bars	8 & 15 due: 7/21/15 Renewal due: 7/21/19

19/75

ARGENTINA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AR	STK	SN: 3138339 Filed: 1/4/12 RN: 2568323	The ONE Group, LLC	(Class 43) Bar services and Restaurants	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 04/30/2023
915-004-AR	NOT YOUR DADDY’S STEAKHOUSE	SN: 3138340 Filed: 1/4/12 RN: 2568324	The ONE Group, LLC	(Class 43) Restaurants and bar services	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 05/13/2023
915-006-AR		SN: 3138341 Filed: 1/4/12 RN: 2568325	The ONE Group, LLC	(Class 43) Restaurants and bar services	Registration Certificate Not issued yet Deadline to put mark in use: 05/13/18 Renewal due: 05/13/2023

20/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-AR	REBEL BY STK	SN: Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-AR	STK	SN: 3329626 Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending
BRAZIL

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-BR	STK	App. No. 904460550 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12

21/75

915-004-BR	NOT YOUR DADDY’S STEAKHOUSE	App. No. 904460657 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12
915-006-BR		App. No. 904460517 Filed: 1/19/12	The ONE Group, LLC	(Class 43) Restaurants and bar services	Pending Published: 8/21/12
915-057-BR	REBEL BY STK	SN: Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-BR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending App published 09/17/14; Opposition period ends 11/16/14

22/75

CANADA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CA	STK	SN: 1269886 Filed: 8/18/05 RN: 722,923 Issued: 9/4/08	The ONE Group, LLC	Bar services; restaurants.	Renewal due: 9/4/23 Cancellation Proceeding by Gouverneur, Inc. Defeated. Appeal Pending.
915-003-CA2	STK	SN: 1601336 Filed: 11/06/12	The ONE Group, LLC
Bar and restaurant services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.
Bar services, restaurants
Opposition Filed by Gouverneur, Inc. Gouverneur’s Evidence. due 01/10/2015.
915-004-CA	NOT YOUR DADDY’S STEAKHOUSE	SN: 1340097 Filed: 3/20/07 RN: 759,226 Issued: 2/10/10	The ONE Group, LLC	Restaurant and bar services.	Deadline to put mark in use: 2/10/13 Renewal due: 2/10/25

23/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-CA2	NOT YOUR DADDY’S STEAKHOUSE	SN: 1,609,226 Filed: 01/09/13 RN: 879,645 Issued: 06/06/14	The ONE Group, LLC	Restaurant and bar services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.	Deadline to put mark in use: 06/06/17 Renewal due: 06/06/29
915-006-CA		SN: 1394889 Filed: 5/8/08 RN: 764,265 Issued: 4/14/10	The ONE Group, LLC	Restaurant; bar services.	Deadline to put mark in use: 4/14/13 Renewal due: 4/14/25
915-006-CA2		SN: 1,609,228 Filed: 01/09/13 RN: 879,631 Issued: 06/06/14	The ONE Group, LLC	Bar and restaurant services; bar services; café and restaurant services; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; restaurants and take-out restaurant services.	Deadline to put mark in use: 06/06/17 Renewal due: 06/06/29
915-013-CA	STKOUT	SN: 1478619 Filed 05/03/10 Priority: 11/18/09	The ONE Group, LLC	Bar and restaurant services; Café and restaurant services; Carry-out restaurants; Cocktail lounge services; Cocktail lounges; Restaurants; Take-out restaurant services.	Opposed by Gouverneur, Inc. Gouverneur’s Reply Evidence was due: 07/21/2014.

24/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-015-CA	unmiSTKable	SN: 1487213 Filed: 6/30/10 Priority: 1/21/10	The ONE Group, LLC	Bar services; cafe and restaurant services; the operation of cafe-restaurants; the operation of cafes; restaurant and bar services; the operation of restaurants; take-out restaurant services.	Notice of Allowance: 9/21/12 4th Ext. to file Declaration of Use. Declaration of Use due: 06/30/15
915-032-CA		SN: 1558888 Filed: 1/6/12 Priority: 7/24/11	The ONE Group, LLC	(1) Cafe services, restaurant services; and, take-out restaurant services. (2) Bar services, cafe services, cocktail lounge services; restaurant services; and, take-out restaurant services.	Opposed by Gouverneur, Inc. Gouverneur’s deadlines to file Reply Evidence and request argument past: 09/22/2014.
915-057-CA	REBEL BY STK	SN: 1661765 Filed: 01/30/14 Priority: 08/14/13	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Refused by CIPO based upon prior pending Gouverneur STK app. TOG’s Resp due 02/14/15 or 1st Ext of Time

25/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-063-CA	STK	SN: 1653383 Filed: 11/25/13	The ONE Group, LLC	Restaurant reservation services	Refused by CIPO based upon prior pending Gouverneur STK app. TOG’s Res due: 02/15/2015
915-069-CA	STK	SN: 1678383 Filed: 05/26/14 Priority: 03/24/14	The ONE Group, LLC	Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Refused by CIPO based upon prior pending Gouverneur STK app. TOG’s Res due: 02/05/2015
916-004-CA	FSH	1,271,580	The One Group LLC	Bar services; café-restaurants; cafes; restaurants.	Abandoned
916-005-CA	SLD	1,271,579	The One Group LLC	Bar services; café-restaurants; cafes; restaurants	Abandoned
916-007-CA	PZZ	SN:1,375,441 filed 12/10/07	The One Group LLC	Café-restaurants; carry-out restaurants; restaurant and bar services; restaurants; and self service restaurants.	Abandoned
916-008-CA	BRG	SN: 1,375,439 filed: 12/10/07	The One Group LLC	Café-restaurants; carry-out restaurants; restaurant and bar services; restaurants; and self service restaurants.	Abandoned

26/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-014-CA	ICHI	SN:1,414,079 filed: 10/10/08	The ONE Group, LLC	Café –restaurant; Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned
916-025-CA	ASELLINA	SN: 1539036 Filed: 8/9/11 RN: TMA852629 Issued: 6/6/13	The ONE Group, LLC
Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café services; cocktail lounge services; restaurant services; take out restaurant services; wine bar services.
Renewal Due: 6/6/28. Deadline to use mark in CA: 6/6/16.
916-031-CA	TWENTY33	SN: 1,508,472 Filed: 12/22/10	The One Group LLC	Night clubs; Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Abandoned

27/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-CA	HERAEA	SN: 1578900 Filed: 5/23/12	The ONE Group, LLC
athletic shoes; baseball caps; bathrobes; beach shoes; bolo ties; bow ties; boxer shorts; bras; cap visors; caps; coats; flip flops; gloves; halter tops; hats; head scarves; headwear; hooded sweat shirts; jackets; leather jackets; leg-warmers; leggings; lingerie; loungewear; nightshirts; pajama bottoms; pajamas; panties; pants; raincoats; sandals; scarves; shirts; shoes; shorts; skirts; skorts; skullies; sleepwear; slipper socks; slippers; sneakers; socks; sport coats; sports bra; sweat bands; sweat pants; sweat shirts; sweat shorts; sweat suits; sweaters; T-shirts; tank tops; ties; underwear and wrist band arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties; night clubs; bar services; cafe services; cocktail lounge services; restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance: 7/19/13 Dec of Use Due: 5/23/15

28/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-034-CA	WHERE GIRLS GO TO PLAY	SN: 1578895 Filed: 5/23/12	The One Group LLC
arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties, night clubs, bar services, cafe services, cocktail lounge services; restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises
Notice of Allowance Issued: 5/17/13. Dec of Use Due: 5/23/15
916-038-CA	CUCINA ASELLINA	SN: 1612041 Filed: 1/30/13	The ONE Group, LLC
bar and cocktail lounge services; bar and restaurant services; bar services; cafe and restaurant services; cafe services; cocktail lounge services; restaurant services; take out restaurant services; wine bar services
Notice of Allowance Issued: 9/5/14. Proof of Use Due: 1/30/16

29/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-039-CA	RHYTHM HOTEL	SN: 1614060 Filed: 2/13/13	The ONE Group, LLC
hotel accommodation services; hotel services; residential hotel services; spa services, namely, providing temporary accommodations and meals to clients of a health or beauty spa; day spa services, namely, nail care, manicures, pedicures and nail enhancements; health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths, and body scrubs; and hotel concierge services
Response to Ex’s 1st Report filed 07/09/14

30/75

EUROPE

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CTM	STK	SN: 004599197 Filed: 09/01/06 RN: 004599197 Issued: 09/01/06	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Renewal due: 08/16/15
915-004 CTM	Not Your Daddy’s Steakhouse	SN: 005771803 Filed: 03/20/07 RN:005771803 Issued: 02/21/08	The ONE Group, LLC	(Class 43) Restaurants and bar Services	Renewal due: 03/20/17
915-006-CTM		SN: 006900674 Filed: 05/09/08 RN: 006900674 Issued: 02/16/09	The ONE Group, LLC	(Class 43) Restaurants; Bar Services	Renewal due: 05/09/18

31/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-013-CTM	STKOUT	SN: 009085085 Filed: 05/06/10 RN: 009085085 Issued: 10/19/10	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks.
(Class 30) Foodstuffs prepared in the form of meals and snacks.
(Class 43) Bar, restaurant, cafe and cocktail lounge services; restaurants, cocktail lounges; take-out restaurant services; providing food and drink.
Deadline to put mark in use: 10/19/15 Renewal due: 05/06/20
915-015-CTM	unmiSTKable	SN: 009218091 Filed: 7/1/10 RN: 009218091 Issued: 12/13/10	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks.

(Class 30) Foodstuffs prepared in the form of meals and snacks.
•
(Class 43) Bar services; cafe and restaurant services; cafe-restaurants; cafes; providing of food and drink; restaurant and bar services; restaurants; serving of food and drink/beverages; take-out restaurant services.
Deadline to put mark in use: 12/13/15 Renewal due: 07/01/20

32/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032A-CTM		SN: 010548501 Filed: 1/9/12 RN: 010548501 Issued: 5/22/12	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.
Deadline to put mark in use: 05/22/17 Renewal due: 01/09/22

33/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032B-CTM		SN: 010548469 Filed: 01/09/12 RN: 01054869 Issued: 05/28/12	The ONE Group, LLC
(Class 29) Foodstuffs prepared in the form of meals and snacks

(Class 30) Foodstuffs prepared in the form of meals and snacks

(Class 43) Bar and cocktail lounge services; bar and restaurant services; bar services; café and restaurant services; café-restaurants; cafes; carry-out restaurants; cocktail lounge services; cocktail lounges; providing of food and drink; provision of food and drink in restaurants; restaurant services; restaurants; take-out restaurant services.
Deadline to put mark in use: 05/28/17 Renewal due: 01/09/22
915-057-CTM	REBEL BY STK	SN: 012541405 Filed: 01/28/14 Priority: 08/14/13 RN: 012541405 Issued: 06/23/14	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; bar and restaurant services; cafe services; cafes; cocktail lounge services; cocktail lounges; restaurant services; restaurant services, namely providing of food and beverage for consumption on and off the premises.
Deadline to put mark into use: 06/23/19 Renewal due: 01/28/24

34/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-CTM	STK	SN: 012913521 Filed: 05/27/14 Priority: 03/24/14 RN: 012913521 Issued: 10/8/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Deadline to put mark into use: 10/8/19 Renewal due: 05/27/2024
916-014-CTM	ICHI	SN: 007302755 Filed: 10/09/08 RN: 0073022755 Issued: 06/13/09	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; cafe-restaurants; restaurant, bar and catering services; restaurants; cafes; cocktail lounges; wine bars; bar services.	Renewal due: 10/09/18
916-018-CTM	ONE ROCKS	SN: 008599871 Filed: 10/07/09 RN: 008599871 Issued: 03/01/10	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Renewal due: 10/07/19

35/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-025-CTM	ASELLINA	SN: 010023331 Filed: 06/06/11 RN: 010023331 Issued: 11/07/11	The ONE Group, LLC
(Class 29) Food stuffs prepared in the form of meals and snacks.
(Class 30) Food stuffs prepared in the form of meals and snacks.
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of Food and Drink; Provision of Food and Drink in restaurants; Restaurant services, namely, providing of food and beverages for consumption on and off premises; Restaurants; Serving of food and drink/beverages; Wine bars.
Deadline to put mark in use: 11/07/16 Renewal due: 06/06/21
916-031-CTM	TWENTY33	RN: 009615188 Filed: 12/21/10 Issued: 05/27/11	The ONE Group, LLC	(Class 41) Night clubs (Class 43) Cafe and restaurant services; Cafe-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Deadline to put mark in use: 05/27/16 Renewal due: 12/21/20

36/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-033-CTM	HERAEA	RN: 010907831 Filed: 5/23/12 Issued: 10/18/12	The ONE Group, LLC
(Class 25) Athletic shoes; Baseball caps; Bathrobes; Beach shoes; Bolo ties; Bow ties; Boxer shorts; Bras; Cap visors; Caps; Coats; Flip flops; Gloves; Halter tops; Hats; Head scarves; Headwear; Hooded sweat shirts; Jackets; Leather jackets; Leg-warmers; Leggings; Lingerie; Loungewear; Nightshirts; Pajama bottoms; Pajamas; Panties; Pants; Raincoats; Sandals; Scarves; Shirts; Shoes; Shorts; Skirts; Skorts; Skullies; Sleepwear; Slipper socks; Slippers; Sneakers; Socks; Sports coats; Sports bra; Sweat bands; Sweat pants; Sweat shirts; Sweat shorts; Sweat suits; Sweaters; T-shirts; Tank tops; Ties; Underwear; Wrist bands
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Deadline to put mark into use: 10/18/17 Renewal due: 5/23/22

37/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-034-CTM	WHERE GIRLS GO TO PLAY	RN: 010907632 Filed: 5/23/12 Issued: 10/18/12	The ONE Group, LLC
(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.
(Class 43) Bar services; Café services; Cocktail lounge services; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises.
Deadline to put mark into use: 10/18/17 Renewal due: 5/23/22

38/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-036-CTM	XISHI	RN: 011466968 Filed: 01/04/13 Issued: 05/16/13	The ONE Group, LLC
(Class 25) Athletic shoes; baseball caps; beach shoes; belts; bottoms; bow ties; boxer shorts; bras; briefs; caps; coats; flip flops; gloves; gym shorts; halter tops; hats; head scarves; headwear; hooded sweat shirts; jackets; leggings; lingerie; loungewear; night shirts; pyjama bottoms; pyjamas; panties; pants; rainwear; sandal-clogs; sandals; sandals and beach shoes; scarves; shirts; shoes; shorts; sleepwear; slipper socks; sneakers; socks; sports bras; stockings; suspenders; sweat bands; sweat pants; sweat shirts; sweat suits; swimwear; T-shirts; tank-tops; ties; tops; underwear.
(Class 41) Arranging and conducting nightclub entertainment events; arranging and conducting nightclub parties; night clubs.
(Class 43) Bar services; cafe services; cocktail lounge services; restaurant services; restaurant services, including sit-down service of food and take-out restaurant services; restaurant services, namely, providing of food and beverages for consumption on and off the premises.

Deadline to put mark into use: 05/16/18 Renewal due: 01/04/23

39/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
916-038-CTM	CUSINA ASELLINA	RN: 011152774 Filed: 8/30/12 Issued: 1/9/13	The ONE Group, LLC
(Class 43) Bar Services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises; Wine bars
Deadline to put mark into use: 01/19/17 Renewal Due: 8/30/22
916-039-CTM	RHYTHM HOTEL	RN: 011574522 Filed: 02/14/13 Issued: 07/10/13	The ONE Group, LLC
(Class 43) Hotel accommodation services; hotel services; residential hotel services; spa services, namely, providing temporary accommodation and meals to clients of a health or beauty spa.
(Class 44) Day spa services, namely, nail care, manicures, pedicures and nail enhancements; health spa services for health and wellness of the body and spirit, namely, providing massage, facial and body treatment services, cosmetic body care services; health spa services, namely, body wraps, mud treatments, seaweed treatments, hydrotherapy baths and body scrubs.
(Class 45) Hotel concierge services.
Deadline to put mark into use: 07/10/18 Renewal due: 02/14/23

40/75

GUERNSEY

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-GG	STK	SN: 354023 Filed: 04/26/11 RN: GGGT7438	The ONE Group, LLC	(Class 41) Nightclubs (Class 43) Restaurant, bar, cafeteria, lounge and nightclub services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-004-GG	Not Your Daddy’s Steakhouse	SN: 354026 Filed: 04/26/11 RN: GGGT7454	The ONE Group, LLC	(Class 43) Restaurant; Bar Services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-006-GG		SN: 354028 Filed: 04/26/11 RN: GGGT7455	The ONE Group, LLC	(Class 43) Restaurants, Bar services	Deadline to put mark in use: 04/26/16 Renewal due: 04/26/21
915-057-GG	REBEL BY STK	SN: 525226 Filed: 01/30/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Published: 02/10/14

41/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-GG	STK	SN: 538215 Filed: 05/28/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending.

HONG KONG

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-HK	STK	SN: 302583900 Filed: 4/19/13 RN: 302583900 Issued: 04/19/13	The ONE Group, LLC	(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurants; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises	Renewal Due: 04/18/23
915-004-HK	NOT YOUR DADDY’S STEAKHOUSE	SN: 302604078 Filed: 5/10/13 RN: 302604078 Issued: 05/10/13	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurants; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal Due: 05/09/23

42/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-HK		SN: 302604069 Filed: 5/10/13 RN: 302604069 Issued: 5/10/13	The ONE Group, LLC
(Class 43) Bar services; Cafe services; Cocktail lounge services; Restaurant services; Restaurant services, including sit-down service of food and take-out restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal Due: 05/09/23
915-057-HK	REBEL BY STK	Reg No. (SN): 302881765 Reg Date (Filed): 01/28/14 Priority: 08/14/13 Cert. Issued: 07/17/14	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Deadline to put mark in use: 07/17/17 Renewal Due: 01/27/24
915-069-HK	STK	Reg No.(SN): 303017015 Reg Date (Filed): 06/03/14 Priority: 03/24/14 Cert. Issued: 12/02/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Deadline to put mark in use: 12/02/17 Renewal Due: 06/03/24

43/75

MEXICO

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MX	STK	Appl. No. 1149306 Filed: 1/21/11 RN: 1219788 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Bar services; restaurant services.	Renewal due: 1/21/21
915-004-MX	Not Your Daddy’s Steakhouse	Appl. No. 1149305 Filed: 1/21/11 RN: 1219787 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Bar services; restaurant services.	Date of Grant: 5/30/11 Renewal due: 1/21/21
915-006-MX		Appl. No. 1149308 Filed: 1/21/11 RN: 1220858 Issued: 5/30/11	The ONE Group, LLC	(Class 43) Restaurant and bar services.	Renewal due: 1/21/21

44/75

NEW ZEALAND

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NZ	STK	SN: 839761 Filed: 04/05/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Abandoned
915-003-NZ2	STK	SN: 974856 Filed: 03/28/13	The ONE Group, LLC	(Class 043) Restaurant and bar services.	Pending
915-004-NZ	NOT YOUR DADDY’S STEAKHOUSE	SN: 839762 Filed: 04/05/11 Issued: 04/05/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Renewal due: 04/05/21
915-006-NZ		Appl. No. 839763 Filed: 4/5/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Renewal due: 4/5/21

45/75

RUSSIA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-032-RU		SN: 2013700465 Filed: 1/11/13 RN: 511540 Issued: 4/21/14	The ONE Group, LLC	(Class 43) Bar services; restaurants	Deadline to put mark in use: 04/21/17 Renewal Due: 1/11/2023

SOUTH AFRICA

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-ZA	STK	RN: 2009/15863 Filed: 8/19/09	The ONE Group, LLC
(Class 043) Services for providing food and drink; temporary accommodation; restaurants; bars; cafes; cocktail lounges; wine bars; spa services, including providing temporary accommodation and meals to clients of a health or beauty spa; hotels.
Deadline to put mark in use: 8/15/16 Renewal due: 8/19/19

46/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-ZA	NOT YOUR DADDY’S STEAKHOUSE	RN: 2009/15864 Filed: 8/19/09	The ONE Group, LLC
(Class 043) Services for providing food and drink; temporary accommodation; restaurants; bars; cafes; cocktail lounges; wine bars; spa services, including providing temporary accommodation and meals to clients of a health or beauty spa; hotels.
Deadline to put mark in use: 8/15/16 Renewal due: 8/19/19
915-006-ZA		RN: 2009/15866 Filed: 8/19/09	The ONE Group, LLC	(Class 43) Café-restaurants; Restaurant, bar and catering services; Restaurants; Cafes; Cocktail lounges; Wine bars; Bar services	Deadline to put mark in use: 8/22/16 Renewal due: 8/19/19
915-057-ZA	REBEL BY STK	SN: Filed: 01/ /14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-ZA	STK	SN: 2014/13096 Filed: 05/26/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending.

47/75

THAILAND

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-TH	STK	SN: 884636 Filed: 03/08/13	The ONE Group, LLC	(Class 043) Bar services; Restaurants.	Pending

UNITED ARAB EMIRATES

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AE	STK	SN: 155544 Filed: 4/11/11 RN: 155544 Issued: 09/05/13	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Renewal due: 04/11/21
915-004-AE	NOT YOUR DADDY’S STEAKHOUSE	SN: 155545 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Pending Renewal due: 04/11/2021
915-006-AE		SN: 1074818 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant services and services for providing food and drink; temporary accommodation.	Refusal issued based upon immoral material. Response filed.

48/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-AE	REBEL BY STK	SN: Filed: 01/ /14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Cocktail lounge services; Cafe services; Cafes; Cocktail lounges; Restaurants; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending
915-069-AE	STK	SN: 212458 Filed: 06/02/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Education; providing of training; entertainment; sporting and cultural activities.	Pending Published 08/10/14 Renewal due: 06/02/24
916-025-AE	ASELLINA	SN: 158773 Filed: 6/19/11	The ONE Group, LLC
Restaurant services; Café and restaurant services; Cafes; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages.

Awaiting registration or other notice from IB. Renewal due: 6/19/21

49/75

MADRID PROTOCOL (INTERNATIONAL REGISTRATION)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-MAD	STK	RN: 1074024 Filed: 4/4/11 Issued: 4/4/11 Designated: AU, CN, CU, IL, JP, NO, KR, RU, SG, CH, TR, UA	The ONE Group, LLC	(Class 43) Restaurants; bar services	Renewal due: 4/4/21
915-004-MAD	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/11 Issued: 4/11/11 Designated: AU, CN, CU, IL, JP, NO, KR, RU, SG, CH, TR, UA	The ONE Group, LLC	(Class 43) Restaurant and bar services	Renewal due: 4/11/21
915-006-MAD		RN: 1074818 Filed: 4/4/11 Issued: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Renewal due: 4/4/21

50/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-MAD	REBEL BY STK	RN: 1197026 Filed: 01/27/14 Priority: 08/14/13 Designated: AU, CN, CU IL, JP, MX, NZ. NO, KR, RU, SM, SG, CH, TR, UK	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Renewal due: 01/27/24
915-069-MAD	STK	RN: 1206178 Filed: 05/05/14 Priority: 03/24/14 Designated: AU, CN, CU, IL, JP, MX, NO, RU, SG, KR, CH, TR, UA, NZ, SM	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs	Renewal due: 05/05/24
916-025-MAD	ASELLINA	RN: 1082096 Filed: 6/6/11 Designated: CN	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Renewal due: 6/6/21

51/75

AUSTRALIA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-AU	STK	Int’l Reg. No: 1074024 Filed: 4/4/11 AU TM No. 1423409	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 12/8/11 Renewal due: 4/4/21
915-004-AU	NOT YOUR DADDY’S STEAKHOUSE	Int’l Reg. No: 1075410 Filed: 4/11/11 AU TM No. 1426828	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Renewal due: 4/11/21
915-006-AU		Int’l Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/8/11 Renewal due 4/4/21

52/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-AU	REBEL BY STK	Int’l Reg. No. 1197026 Filed: 01/27/14 Priority: 08/14/13 AU TM No. 1615056	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Grant of Protection: 11/07/14 Deadline to put mark in use: 01/27/17 Vulnerable to removal of non-use: 01/27/19 Renewal due: 01/27/24
915-069-AU	STK	Int’l RN: 1206178 Filed: 05/05/14 Priority: 03/24/14 AU TM No. 1629374	The One Group LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Grant of Protection: 10/22/14 Deadline to put mark in use: 05/05/17 Renewal due: 05/05/24

53/75

CHINA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CN	STK	Int’l RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection Decision: 11/11/13 Deadline to put mark in use: 11/11/16 Renewal due: 04/04/21
915-004-CN	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 12/12/11 Renewal due: 4/11/21
915-006-CN		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 10/24/11 Renewal due: 4/4/21

54/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-CN	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-CN	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.
916-025-CN	ASELLINA	SN: 1082096 Filed: 6/6/11	The ONE Group, LLC
Bar and cocktail lounge services; Bar and restaurant services; Bar services; Café and restaurant services; Cafes; Cocktail lounges; Food preparation services; Providing of food and drink; Provision of food and drink in restaurants; Restaurant services; namely providing of food and beverages for consumption on and off the premises; Restaurants; Serving of food and drink/beverages; Wine bars.

Statement of Grant of Protection: 12/19/2011 Deadline to put mark in use: 12/19/14 Renewal due: 6/6/21

55/75

CUBA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CU	STK	Int’l RN: 1074024 Filed: 04/04/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	2nd Part of Fee paid 4/30/12 Deadline to put mark in use: 04/19/15 Renewal due: 04/04/21
915-004-CU	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 04/11/11	The ONE Group, LLC	(Class 43) Restaurants and bar services	Statement of Grant: 04/19/12 Deadline to put mark in use: 04/19/15 Renewal due: 04/11/21
915-006-CU		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant issued: 5/9/12 Deadline to put mark in use: 5/9/15 Renewal due: 4/4/21

56/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-CU	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-CU	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

ISRAEL (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-IL	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services; Restaurants	Statement of Grant: 7/2/12 Deadline to put mark in use: 7/2/15 Renewal due: 4/4/21

57/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-IL	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Statement of Grant of Protection: 9/3/12 Deadline to put mark in use: 9/3/2015 Renewal due: 4/11/21
915-006-IL		Int’l RN: 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant of Protection: 6/4/12 Deadline to put mark in use: 6/4/15 Renewal due: 4/4/21
915-057-IL	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

58/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-IL	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

JAPAN (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-JP	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 10/27/11 Renewal due: 4/4/21
915-004-JP	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 11/10/11 Renewal due: 4/11/21

59/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-JP		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 11/2/11 Renewal due: 4/4/21
915-057-JP	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Abandoned as per client 11/05/14
915-069-JP	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

60/75

KOREA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-KR	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 1/11/12 Deadline to put mark in use: 1/11/15 Renewal due: 4/4/21
915-004-KR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 2/14/12 Deadline to put mark in use: 2/14/15 Renewal due: 4/11/21

61/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-KR		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 1/16/12 Deadline to put mark in use: 1/6/15 Renewal due: 4/4/21
915-057-KR	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-KR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Published 11/17/14

62/75

MEXICO (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-MX	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-MX	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

63/75

NEW ZEALAND (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-NZ	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13 NZ RN: 995423	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Grant of Protection: 08/01/14 Deadline to put mark in use: 08/01/17 Renewal due: 01/27/24
915-069-NZ	STK	Int’l RN: 1206178 Filed: 05/05/14 Priority: 03/24/14 NZ RN: 999947	The One Group LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Grant of Protection: 11/06/14 Deadline to put mark in use: 11/06/17 Renewal due: 05/05/24

64/75

NORWAY (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-NO	STK	Int’l RN: 1074024 Filed: 04/04/11	The ONE Group, LLC	(Class 43) Bar services; restaurants	Grant of Protection: 12/09/11 Deadline to put mark in use: 12/09/2016 Renewal due: 04/04/21
915-004-NO	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 04/11/11	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 2/10/12 Deadline to put mark in use: 2/10/17 Renewal due: 4/11/21
915-006-NO		Reg. No. 1074818 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Restaurant; bar services	Renewal due: 4/4/21

65/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-NO	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Abandoned as per client 10/07/14
915-069-NO	STK	Int’l RN: 1206178 Filed: 05/05/14 Priority: 03/24/14	The One Group LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Opposition Period Ends 12/29/14 Renewal due: 05/05/24

RUSSIA (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-RU	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Abandoned

66/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-004-RU	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 8/20/12 Deadline to put mark to use: 8/20/15 Renewal due: 4/11/21
915-006-RU		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 2/29/12 Deadline to put mark in use: 2/28/15 Renewal due 4/4/21
915-057-RU	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24

67/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-RU	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

SAN MARINO (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-SM	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Protection Granted: 11/20/14 Renewal due: 01/27/24
915-069-SM	STK	Int’l RN: Filed: 05/05/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs	Pending Examination of Int’l App.

68/75

SINGAPORE (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-SG	STK	Int’l RN: 1074024 Filed: 4/4/11 SG TM No. T1105980D	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Deadline to put mark in use: 7/14/16 Renewal due: 4/4/21
915-004-SG	NOT YOUR DADDY’S STEAKHOUSE	Int’l RN: 1075410 Filed: 4/11/2011 SG TM No. T1110105C	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 6/21/17 Renewal due: 4/11/21
915-006-SG		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Deadline to put mark in use: 8/25/16 Renewal due: 4/4/21
915-057-SG	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13 SG TM No. T1405081F	The One Group LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Opposition period ends 11/12/14 Renewal due: 01/27/24

69/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-069-SG	STK	Int’l RN: 1206178 Filed: 05/05/14 Priority: 03/24/14	The One Group LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Opposition period ends 01/12/15 Renewal due: 05/05/24

SWITZERLAND (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-CH	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Deadline to put mark in use: 4/4/16 Renewal due: 4/4/21
915-004-CH	NOT YOUR DADDY’S STEAKHOUSE	RN: 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Deadline to put mark in use: 4/11/16 Renewal due: 4/11/21

70/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-CH		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Deadline to put mark in use: 4/4/16 Renewal due 4/4/21
915-057-CH	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-CH	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

71/75

TURKEY (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-TR	STK	RN: 1074024 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Grant of Protection: 01/10/13 Deadline to put mark in use: 01/10/16 Renewal due: 4/4/21
915-004-TR	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Grant of Protection: 01/10/13 Deadline to put mark in use: 01/10/16 Renewal due: 4/11/21

72/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-006-TR		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Grant of Protection: 01/10/13 Deadline to put mark in use: 01/10/16 Renewal due: 4/4/21
915-057-TR	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Opposition period ends 11/12/14 Renewal due: 01/27/24
915-069-TR	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Opposition period ends 12/12/14 Renewal due: 05/05/24

73/75

UKRAINE (Under Madrid)

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-003-UA	STK	RN: 1074024 Filed: 4/4/11	The ONE Group, LLC	(Class 43) Bar services, Restaurants	Statement of Grant of Protection issued: 3/29/12 Deadline to put mark in use: 3/29/15 Renewal due: 4/4/21
915-004-UA	NOT YOUR DADDY’S STEAKHOUSE	Reg. No. 1075410 Filed: 4/11/2011	The ONE Group, LLC	(Class 43) Restaurant and bar services	Statement of Grant: 4/23/12 Deadline to put mark in use: 4/23/15 Renewal due: 4/11/21
915-006-UA		Reg. No. 1074818 Filed: 4/4/2011	The ONE Group, LLC	(Class 43) Restaurants; bar services	Statement of Grant: 5/7/12 Deadline to put mark in use: 5/7/15 Renewal due 4/4/21

74/75

PGC NO.	MARK	APPLICATION/ REGISTRATION NO.	APPLICANT/ REGISTRANT	(CLASS) GOODS AND/OR SERVICES	STATUS
915-057-UA	REBEL BY STK	Int’l RN: 1197026 Filed: 01/27/14 Priority: 08/14/13	The ONE Group, LLC
(Class 43) Bar and cocktail lounge services; Bar and restaurant services; Cafe services; Cafes; Cocktail lounge services; Cocktail lounges; Restaurant services; Restaurant services, namely, providing of food and beverages for consumption on and off the premises
Pending Renewal due: 01/27/24
915-069-UA	STK	SN: Filed: 05/05/14 Priority: 03/24/14	The ONE Group, LLC	(Class 41) Arranging and conducting nightclub entertainment events; Arranging and conducting nightclub parties; Night clubs.	Pending Examination of Int’l App.

75/75

Certificate of Registration

This Certificate issued under the seal of the Copyright Office in accordance with title 17, *United States Code*, attests that registration has been made for the work identified below. The information on this certificate has been made a part of the Copyright Office records.

Maria A. Pallante

Register of Copyrights, United States of America

Registration Number
VA 1-821-022

Effective date of registration:
July 2, 2012

Title

Title of Work: Legs, Cleaver, Hook & Steak Picture

Completion/Publication

Year of Completion: 2006

Date of 1st Publication: September 18, 2006 **Nation of 1st Publication:** United States

Author

- **Author:** Cynthia K. Cortes

  Author Created: photograph(s)

  Work made for hire: No

  Citizen of: United States **Domiciled in:** United States

Copyright claimant

Copyright Claimant: The One Group LLC
411 West 14th Street, New York, NY, 10014, United States

Transfer Statement: By written agreement

Rights and Permissions

Organization Name: Gilman Pergament LLP

Name: Michael R. Gilman

Email: mgilman@gilmanpergament.com **Telephone:** 732-636-4500

Address: 1480 Route 9 North
Suite 204
Woodbridge, NJ 07095 United States

Certification

Name: Michael R. Gilman

Date: June 29, 2012

Applicant's Tracking Number: 915-001

EXHIBIT D-1
FORM OF AMENDED AND RESTATED PLEDGE AGREEMENT
[SUBSIDIARY BORROWERS]
AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of December 17, 2014, (this "Pledge Agreement"), by THE ONE GROUP, LLC, a Delaware limited liability company (the "Pledgor"), in favor of BANKUNITED (the "Bank").
Reference is made to the Credit Agreement, dated as of October 31, 2011, among the Pledgor, certain of its affiliates (collectively, the "Borrowers") and the Bank (as heretofore amended from time to time, the "Existing Credit Agreement") and in connection therewith, the Pledgor and the Bank entered into a Pledge Agreement, dated as of October 31, 2011 (the "Existing Pledge Agreement").
The Borrowers and the Bank are entering into a new Term Loan Agreement dated as of December 17, 2014 (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, hereinafter referred to as the "Term Loan Agreement) pursuant to which, inter alia, the outstanding indebtedness of the Borrowers to the Bank under the Existing Credit Agreement is being converted to a term loan thereunder.
It is a condition precedent to the effectiveness of the Term Loan Agreement and the obligation of the Bank to make the Loan to the Borrowers thereunder that the Borrowers shall have executed and delivered this Pledge Agreement.
Accordingly, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Pledge:
Accordingly, the Pledgor hereby agrees as follows:
Section 1.    Certain Definitions.
(a)    Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.
(b)    As used herein the following terms shall have the following meanings:
"Collateral": (i) the Pledged Equity, (ii) all additional equity interests of any issuer of the Pledged Equity from time to time acquired by the Pledgor in any manner, and any certificates representing such additional equity interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests; and (iii) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).
"Pledged Equity": the equity interests described in Schedule I attached hereto and issued by the entities named therein, including, without limitation, all of the Pledgor's rights, privileges, authority and powers as a member of the issuer of the Pledged Equity, and any certificates representing the Pledged Equity, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity.

"Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Bank or any Guarantor including under the Term Loan Agreement and the other Loan Documents, or that are otherwise payable under the Term Loan Agreement or any other Loan Document and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers or any Guarantor to the Bank including under or pursuant to the Term Loan Agreement and the other Loan Documents.
Section 2.    Pledge. As security for the payment or performance, as applicable, in full of the Obligations, the Pledgor hereby pledges to the Bank, and grants to the Bank a security interest in, the Collateral.
Section 3.    Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by or on behalf of the Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Bank. After an Event of Default has occurred, the Pledgor shall cause any issuer of the Pledged Equity that constitutes uncertificated securities to (a) register transfer of each item of Pledged Equity in the name of the Bank and (b) deliver to the Bank by telecopy a certified copy of the then current register of equity-holders in such issuer, with such transfer and other pledges of equity duly noted. The Bank shall have the right, at any time after an Event of Default has occurred and is continuing, in its discretion and upon notice to the Pledgor, to transfer to or to register in the name of the Bank or any of its nominees any or all of the Collateral. In addition, the Bank shall have the right at any time an Event of Default has occurred and is continuing to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.
Section 4.    Representations and Warranties. The Pledgor represents and warrants as follows:
(a)    The Pledgor is the legal and beneficial owner of the Collateral referred to on Schedule I free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement.
(b)    The Pledged Equity has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any equity interest in any issuer of the Pledged Equity.
(c)    The pledge of the Pledged Equity pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.
(d)    The Pledgor is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.
(e)    The Pledgor has full legal power and authority to enter into, execute, deliver and perform the terms of this Pledge Agreement which has been duly authorized by all proper and necessary limited liability company action and is in full compliance with its certificate of formation and operating agreement. The Pledgor has duly executed and delivered this Pledge Agreement.
(f)    This Pledge Agreement constitutes the valid and legally binding obligation of the Pledgor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).
(g)    No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest hereby, including the first priority nature of such security interest (except for the filing of a financing statement in the appropriate public office necessary to perfect the security interest granted pursuant hereto) or (iii) for the exercise by the Bank of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).
(h)    The Pledged Equity constitutes the percentage of the issued and outstanding equity interests of the issuer thereof indicated on Schedule I.
(i)    The Pledgor has, independently and without reliance upon the Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Pledge Agreement.
Section 5.    Further Assurances. The Pledgor shall at any time and from time to time, at the expense of the Borrowers, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
Section 6.    Voting Rights; Dividends; Etc.
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement and the other Loan Documents; provided that the Pledgor shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action would have a Material Adverse Effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.

(ii)    The Pledgor shall be entitled to receive and retain any and all dividends or other distributions paid in respect of the Collateral to the extent not prohibited by this Pledge Agreement or the other Loan Documents, provided that any and all (A) dividends or other distributions paid or payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid‑in‑surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Bank to be held as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property of the Pledgor, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment).
(iii)    The Bank shall execute and deliver (or cause to be executed and delivered) to the Pledgor, at the Borrowers' expense, all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.
(b)    Upon the occurrence and during the continuance of an Event of Default:
(i)    All rights of the Pledgor to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon written notice to the Pledgor by the Bank, cease and (B) receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and distributions.
(ii)    All dividends and other distributions which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary indorsement).
(c)    In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Pledgor shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank's agreement or indemnity therefor customary for pledge agreements similar to this Pledge Agreement.
Section 7.    Transfers and Other Liens: Additional Shares.
(a)    Except as expressly permitted by the Term Loan Agreement, the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Pledge Agreement.

(b)    The Pledgor shall (i) cause the issuer of the Pledged Equity not to issue any equity interests or other securities in addition to or in substitution for the Pledged Equity, except to the Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional equity interests or other securities of the issuer of the Pledged Equity.
Section 8.    The Bank Appointed Attorney‑in-Fact. The Pledgor hereby appoints the Bank the Pledgor's attorney‑in‑fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time when an Event of Default exists in the Bank's discretion to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to the Bank under this Section 8 constitute a power coupled with an interest which shall be irrevocable by the Pledgor and shall survive until all of the Obligations have been indefeasibly paid in full in cash.
Section 9.    The Bank May Perform. If the Pledgor fails to perform any agreement contained herein, the Bank, ten days after notice to the Pledgor (except that no notice shall be required upon and during the continuance of an Event of Default), may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Borrowers under Section 13.
Section 10.    The Bank's Duties. The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Bank accords its own property.
Section 11.    Remedies upon Default. If any Event of Default shall have occurred and be continuing:
(a)    The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Bank agrees to the extent notice of sale shall be required by law, to provide at least 10 days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made, and Pledgor agrees that such 10 day notice shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)    Any cash held by the Bank as Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with Section 8 of the Security Agreement.
Section 12.    Securities Laws.
In view of the position of the Pledgor in relation to the Pledged Equity, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Equity permitted hereunder. The Pledgor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any part of the Pledged Equity, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Equity could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Bank in any attempt to dispose of all or part of the Pledged Equity under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of such restrictions and limitations the Bank may, with respect to any sale of the Pledged Equity, limit the purchasers to those who will agree, among other things, to acquire such Pledged Equity for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Bank, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Equity, or any part thereof, shall have been filed under the Federal securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Bank shall incur no responsibility or liability for selling all or any part of the Pledged Equity at a price that the Bank, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 12 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Bank sells.
Section 13.    Expenses. The Borrowers will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Bank may incur in connection with (a) the administration of this Pledge Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Bank hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.
Section 14.    Security Interest Absolute. The obligations of the Pledgor under this Pledge Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Pledge Agreement, irrespective of whether any action is brought against the Borrowers under the Term Loan Agreement or against any guarantor of the Obligations or whether the Borrowers or any guarantor of the Obligations is joined in any such action or actions. All rights of the Bank and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:
(a)    any lack of validity or enforceability of the Term Loan Agreement, the Notes, any other Loan Document or any other agreement or instrument relating thereto;

(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Term Loan Agreement or any other Loan Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrowers or any of its Subsidiaries or otherwise;
(c)    any taking, exchange, release or non‑perfection of any other Collateral, or any taking, release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations;
(d)    any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrowers or any of its Subsidiaries;
(e)    any change, restructuring or termination of the corporate structure or existence of the Borrowers or any of its Subsidiaries; or
(f)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrowers or a third‑party pledgor.
Section 15.    Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 16.    Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and given as provided in Section 8.1 of the Term Loan Agreement.
Section 17.    Continuing Security Interest Assignments under Term Loan Agreement. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full of the Obligations and all other amounts payable under this Pledge Agreement and (ii) the expiration or termination of the Commitment, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. Upon the later of the payment in full of the Obligations and all other amounts payable under this Pledge Agreement and the expiration or termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Bank will, at the Borrowers' expense, return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
Section 18.    Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 19.    Survival of Agreement; Severability.
(a)    All covenants, agreements, representations and warranties made by the Pledgor and the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Pledge Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Document and the making of the Loan, regardless of any investigation made by the Credit Parties or on their behalf, and shall continue in full force and effect until this Pledge Agreement shall terminate.
(b)    In the event any one or more of the provisions contained in this Pledge Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 20.    Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Pledge Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Pledge Agreement.
Section 21.    Principles of Construction. The principles of construction specified in Section 1.2 of the Term Loan Agreement shall be applicable to this Pledge Agreement.
Section 22.    Jurisdiction; Consent to Service of Process.
(a)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Pledge Agreement or the other Loan Documents in the courts of any jurisdiction.
(b)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents in any court referred to in Section 22(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)    Each party to this Pledge Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Pledge Agreement will affect the right of any party to this Pledge Agreement to serve process in any other manner permitted by law.
Section 23.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.
Section 24.    Certain Terms. Unless otherwise defined herein or in the Term Loan Agreement, terms defined in Article 9 of the UCC are used herein as therein defined.
Section 25.    Headings. Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.
Section 26.    Amendment and Restatement. This Pledge Agreement shall constitute an amendment and restatement of all of the terms and conditions of the Existing Pledge Agreement. The parties hereto acknowledge and agree that (a) this Pledge Agreement does not constitute a novation or termination of the Pledgor's obligations under the Existing Pledge Agreement and related documents, (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Pledge Agreement and (c) the liens and security interests as granted under the Existing Pledge Agreement are in all respects continuing and in full force and effect and secure the payment of the Obligations.
[Signature pages follow.]

IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement as of the date first above written.
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
ACCEPTED AND AGREED TO:
BANKUNITED, N.A.
By:
Name:    Thomas F. Pergola
Title:    Senior Vice President
ONE 29 PARK MANAGEMENT, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ATLANTA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK CHICAGO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to The One Group Amended and Restated Pledge Agreement – Subsidiary Borrowers

STK DENVER, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK-LA, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIAMI SERVICE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN HOLDINGS, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK MIDTOWN, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK ORLANDO LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

11

TOG BISCAYNE, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
STK WESTWOOD, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

12

SCHEDULE I

Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
One 29 Park Management, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK-Las Vegas, LLC	Nevada Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Atlanta, LLC	Georgia Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Chicago LLC	Illinois Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Denver, LLC	Colorado Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK-LA, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Miami, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Miami Service, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Midtown Holdings, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Midtown, LLC	New York Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

1

Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares
STK Orlando LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
TOG Biscayne, LLC	Florida Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
WSATOG (Miami) LLC	Delaware Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%
STK Westwood, LLC	California Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

2

EXHIBIT D-2
AMENDED AND RESTATED PLEDGE AGREEMENT
[THE ONE GROUP, LLC / THE ONE GROUP HOSPITALITY, INC.]
AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of December 17, 2014 (this "Pledge Agreement"), by THE ONE GROUP HOSPITALITY, INC., a Delaware corporation, formerly known as Committed Capital Acquisition Corporation (the "Pledgor"), in favor of BANKUNITED, N.A. (the "Bank").
Reference is made to the Credit Agreement, dated as of October 31, 2011, among The ONE Group, LLC, certain of its affiliates (collectively, the "Borrowers") and the Bank (as heretofore amended from time to time, the "Existing Credit Agreement") and in connection therewith, the Pledgor and the Bank entered into a Pledge Agreement, dated as of October 25, 2013 (the "Existing Pledge Agreement").
The Borrowers and the Bank are entering into a new Term Loan Agreement dated as of December 17, 2014 (as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, hereinafter referred to as the "Term Loan Agreement) pursuant to which, inter alia, the outstanding indebtedness of the Borrowers to the Bank under the Existing Credit Agreement is being converted to a term loan thereunder.
It is a condition precedent to the effectiveness of the Term Loan Agreement and the obligation of the Bank to make the Loan to the Borrowers thereunder that the Borrowers shall have executed and delivered this Pledge Agreement.
Accordingly, in consideration of the premises and mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby amend and restate the Existing Pledge:
Accordingly, the Pledgor hereby agrees as follows:
Section 1.    Certain Definitions.
(a)    Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.
(b)    As used herein the following terms shall have the following meanings:
"Collateral": (i) the Pledged Equity, (ii) all additional equity interests of any issuer of the Pledged Equity from time to time acquired by the Pledgor in any manner, and any certificates representing such additional equity interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such equity interests; and (iii) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described above).
"Pledged Equity": the equity interests described in Schedule I attached hereto and issued by the entities named therein, including, without limitation, all of the Pledgor's rights, privileges, authority and powers as a member of the issuer of the Pledged Equity, and any certificates representing the Pledged

Equity, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity.
"Obligations": (i) the due and punctual payment of (x) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loan, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (y) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Bank or any Guarantor including under the Term Loan Agreement and the other Loan Documents, or that are otherwise payable under the Term Loan Agreement or any other Loan Document and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers or any Guarantor to the Bank including under or pursuant to the Term Loan Agreement and the other Loan Documents.
Section 2.    Pledge. As security for the payment or performance, as applicable, in full of the Obligations, the Pledgor hereby pledges to the Bank, and grants to the Bank a security interest in, the Collateral.
Section 3.    Delivery of Collateral. All certificates or instruments representing or evidencing the Collateral, if any, shall be delivered to and held by or on behalf of the Bank pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Bank. After an Event of Default has occurred, the Pledgor shall cause any issuer of the Pledged Equity that constitutes uncertificated securities to (a) register transfer of each item of Pledged Equity in the name of the Bank and (b) deliver to the Bank by telecopy a certified copy of the then current register of equity-holders in such issuer, with such transfer and other pledges of equity duly noted. The Bank shall have the right, at any time after an Event of Default has occurred and is continuing, in its discretion and upon notice to the Pledgor, to transfer to or to register in the name of the Bank or any of its nominees any or all of the Collateral. In addition, the Bank shall have the right at any time an Event of Default has occurred and is continuing to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.
Section 4.    Representations and Warranties. The Pledgor represents and warrants as follows:
(a)    The Pledgor is the legal and beneficial owner of the Collateral referred to on Schedule I free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement.
(b)    The Pledged Equity has been duly authorized and validly issued and is fully paid and non-assessable. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements providing for the purchase, issuance or sale of any equity interest in any issuer of the Pledged Equity.
(c)    The pledge of the Pledged Equity pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Obligations.

(d)    The Pledgor is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where such failure to qualify could not reasonably be expected to have a Material Adverse Effect.
(e)    The Pledgor has full legal power and authority to enter into, execute, deliver and perform the terms of this Pledge Agreement which has been duly authorized by all proper and necessary corporate action and is in full compliance with its certificate of incorporation and by-laws. The Pledgor has duly executed and delivered this Pledge Agreement.
(f)    This Pledge Agreement constitutes the valid and legally binding obligation of the Pledgor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).
(g)    No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest hereby, including the first priority nature of such security interest (except for the filing of a financing statement in the appropriate public office necessary to perfect the security interest granted pursuant hereto) or (iii) for the exercise by the Bank of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).
(h)    The Pledged Equity constitutes the percentage of the issued and outstanding equity interests of the issuer thereof with respect to the Pledgor indicated on Schedule I.
(i)    The Pledgor has, independently and without reliance upon the Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Pledge Agreement.
Section 5.    Further Assurances. The Pledgor shall at any time and from time to time, at the expense of the Borrowers, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Bank may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
Section 6.    Voting Rights; Dividends; Etc.
(a)    So long as no Event of Default shall have occurred and be continuing:
(i)    The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement and the other Loan Documents; provided that the Pledgor shall not exercise or refrain from exercising any such right without the prior written consent of the Bank if such action would have a Material Adverse Effect on the value of the Collateral, or any part thereof, or the validity, priority or perfection of the security interests granted hereby or the remedies of the Bank hereunder.
(ii)    The Pledgor shall be entitled to receive and retain any and all dividends or other distributions paid in respect of the Collateral to the extent not prohibited by this Pledge Agreement or the other Loan Documents, provided that any and all (A) dividends or other distributions paid or payable other than in cash in respect of, and instruments and other Property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid‑in‑surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Bank to be held as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Bank, be segregated from the other property of the Pledgor, and be forthwith delivered to the Bank as Collateral in the same form as so received (with any necessary indorsement or assignment).
(iii)    The Bank shall execute and deliver (or cause to be executed and delivered) to the Pledgor, at the Borrowers' expense, all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which they are entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.
(b)    Upon the occurrence and during the continuance of an Event of Default:
(i)    All rights of the Pledgor to (A) exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) shall, upon written notice to the Pledgor by the Bank, cease and (B) receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Bank, which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and distributions.
(ii)    All dividends and other distributions which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Bank, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Bank as Collateral in the same form as so received (with any necessary indorsement).
(c)    In the event that all or any part of the securities or instruments constituting the Collateral are lost, destroyed or wrongfully taken while such securities or instruments are in the possession of the Bank, the Pledgor shall cause the delivery of new securities or instruments in place of the lost, destroyed or wrongfully taken securities or instruments upon request therefor by the Bank without the necessity of any indemnity bond or other security other than the Bank's agreement or indemnity therefor customary for pledge agreements similar to this Pledge Agreement.
Section 7.    Transfers and Other Liens: Additional Shares.
(a)    Except as expressly permitted by the Term Loan Agreement, the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral if the same would constitute a Change in Control, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Pledge Agreement.
(b)    The Pledgor shall (i) cause the issuer of the Pledged Equity not to issue any equity interests or other securities in addition to or in substitution for the Pledged Equity, except to the Pledgor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional equity interests or other securities of the issuer of the Pledged Equity.
Section 8.    The Bank Appointed Attorney‑in-Fact. The Pledgor hereby appoints the Bank the Pledgor's attorney‑in‑fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time when an Event of Default exists in the Bank's discretion to take any action and to execute any instrument which the Bank may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The powers granted to the Bank under this Section 8 constitute a power coupled with an interest which shall be irrevocable by the Pledgor and shall survive until all of the Obligations have been indefeasibly paid in full in cash.
Section 9.    The Bank May Perform. If the Pledgor fails to perform any agreement contained herein, the Bank, ten days after notice to the Pledgor (except that no notice shall be required upon and during the continuance of an Event of Default), may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Bank incurred in connection therewith shall be payable by the Borrowers under Section 13.
Section 10.     The Bank's Duties. The powers conferred on the Bank hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Bank shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relative to any Collateral, whether or not the Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Bank accords its own property.
Section 11.    Remedies upon Default. If any Event of Default shall have occurred and be continuing:
(a)    The Bank may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of New York at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Bank's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Bank may deem commercially reasonable. The Bank agrees to the extent notice of sale shall be required by law, to provide at least 10 days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made, and Pledgor agrees that such 10 day notice shall constitute reasonable notification. The Bank shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Bank may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
(b)    Any cash held by the Bank as Collateral and all cash proceeds received by the Bank in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in accordance with Section 8 of the Security Agreement.
Section 12.    Securities Laws.
In view of the position of the Pledgor in relation to the Pledged Equity, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal securities laws") with respect to any disposition of the Pledged Equity permitted hereunder. The Pledgor understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Bank if the Bank were to attempt to dispose of all or any part of the Pledged Equity, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Equity could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Bank in any attempt to dispose of all or part of the Pledged Equity under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. The Pledgor recognizes that in light of such restrictions and limitations the Bank may, with respect to any sale of the Pledged Equity, limit the purchasers to those who will agree, among other things, to acquire such Pledged Equity for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Bank, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Equity, or any part thereof, shall have been filed under the Federal securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Bank shall incur no responsibility or liability for selling all or any part of the Pledged Equity at a price that the Bank, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 12 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Bank sells.
Section 13.    Expenses. The Borrowers will upon demand pay to the Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Bank may incur in connection with (a) the administration of this Pledge Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Bank hereunder or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.
Section 14.    Security Interest Absolute. The obligations of the Pledgor under this Pledge Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Pledge Agreement, irrespective of whether any action is brought against the Borrowers under the Term Loan Agreement or against any guarantor of the Obligations or whether the Borrowers or any guarantor of the Obligations is joined in any such action or actions. All rights of the Bank and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)    any lack of validity or enforceability of the Term Loan Agreement, the Notes, any other Loan Document or any other agreement or instrument relating thereto;
(b)    any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Term Loan Agreement or any other Loan Document, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrowers or any of its Subsidiaries or otherwise;
(c)    any taking, exchange, release or non‑perfection of any other Collateral, or any taking, release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations;
(d)    any manner of application of Collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrowers or any of its Subsidiaries;
(e)    any change, restructuring or termination of the corporate structure or existence of the Borrowers or any of its Subsidiaries; or
(f)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrowers or a third‑party pledgor.
Section 15.    Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 16.    Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and given as provided in Section 8.1 of the Term Loan Agreement, to the address of the Pledgor set forth on the signature page hereto or to such other addresses as to which the Bank may be hereafter notified by the Pledgor.
Section 17.    Continuing Security Interest Assignments under Term Loan Agreement. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full of the Obligations and all other amounts payable under this Pledge Agreement and (ii) the expiration or termination of the Commitment, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Bank and its successors, transferees and assigns. Upon the later of the payment in full of the Obligations and all other amounts payable under this Pledge Agreement and the expiration or termination of the Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Bank will, at the Borrowers' expense, return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.
Section 18.        Governing Law. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 19.    Survival of Agreement; Severability.
(a)    All covenants, agreements, representations and warranties made by the Pledgor and the Borrowers herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Pledge Agreement or any other Loan Document shall be considered to have been relied upon by the Bank and shall survive the execution and delivery of any Loan Document and the making of the Loan, regardless of any investigation made by the Credit Parties or on their behalf, and shall continue in full force and effect until this Pledge Agreement shall terminate.
(b)    In the event any one or more of the provisions contained in this Pledge Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section 20.    Counterparts. This Pledge Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of this Pledge Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Pledge Agreement.
Section 21.    Principles of Construction. The principles of construction specified in Section 1.2 of the Term Loan Agreement shall be applicable to this Pledge Agreement.
Section 22.     Jurisdiction; Consent to Service of Process.
(a)    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Pledge Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Pledge Agreement or the other Loan Documents in the courts of any jurisdiction.
(b)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Pledge Agreement or the other Loan Documents in any court referred to in Section 22(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Each party to this Pledge Agreement irrevocably consents to service of process in the manner provided for notices in Section 16. Nothing in this Pledge Agreement will affect the right of any party to this Pledge Agreement to serve process in any other manner permitted by law.
Section 23.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.
Section 24.    Certain Terms. Unless otherwise defined herein or in the Term Loan Agreement, terms defined in Article 9 of the UCC are used herein as therein defined.
Section 25.    Headings. Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or be taken into consideration in interpreting, this Pledge Agreement.
Section 26.    Amendment and Restatement. This Pledge Agreement shall constitute an amendment and restatement of all of the terms and conditions of the Existing Pledge Agreement. The parties hereto acknowledge and agree that (a) this Pledge Agreement does not constitute a novation or termination of the Pledgor's obligations under the Existing Pledge Agreement and related documents, (b) such obligations are in all respects continuing (as amended and restated hereby) with only the terms thereof being modified as provided in this Pledge Agreement and (c) the liens and security interests as granted under the Existing Pledge Agreement are in all respects continuing and in full force and effect and secure the payment of the Obligations.
[Signature pages follow.]

IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement as of the date first above written.
THE ONE GROUP HOSPITALITY, INC.
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer
Address:
411 West 14th Street, 3rd Floor
New York, New York 10014
Attention: Jonathan Segal, CEO
Telecopier No.: 212-255-9715
ACCEPTED AND AGREED TO:
BANKUNITED, N.A.
By:
Name:    Thomas F. Pergola
Title:    Senior Vice President
THE ONE GROUP, LLC
By:
Name:    Samuel Goldfinger
Title:    Chief Financial Officer

Signature Page to Pledge Agreement [The ONE Group, LLC / The ONE Group Hospitality, Inc.]

SCHEDULE I

Pledgor	Issuer	Type of Entity	Type of Equity Interest	Certificate Number	Number of Shares	Percentage of Issued and Outstanding Shares/Membership Interests
The ONE Group Hospitality, Inc.	The ONE Group, LLC	Delaware Limited Liability Company	Limited liability company membership interest	N/A	N/A	100%

EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE
_____________ __, 201_
TO:    BankUnited, N.A.
623 Fifth Avenue
11th Floor
New York, New York 10022
Attention:    Thomas Pergola
Senior Vice President
The undersigned, the Chief Financial Officer of each of One 29 Park Management, LLC, STK-LAS Vegas, LLC, STK Atlanta, LLC, CA Aldwych Limited, HIP Hospitality Limited, STK Chicago LLC, STK Denver, LLC, STK-LA, LLC, STK Miami, LLC, STK Miami Service, LLC, STK Midtown Holdings, LLC, STK Midtown, LLC, STK Orlando LLC, T.O.G. (Aldwych) Limited, T.O.G. (UK) Limited, TOG Biscayne, LLC, WSATOG (Miami) LLC and STK Westwood, LLC (collectively, the "Borrowers"), delivers this certificate to BANKUNITED, N.A ("Bank") in accordance with the requirements of Section 5.1(b) of the Term Loan Agreement dated as of December 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Borrowers and Bank. Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Credit Agreement.
(1)Based upon my review of the consolidated balance sheet and statements of income, members' equity and cash flows of Borrowers as of the last day of the fiscal quarter ending September 30, 2014, copies of which are attached hereto, I hereby certify that:

I.	Adjusted Tangible Net Worth with respect to The ONE Group and its Subsidiaries on a consolidated basis (§5.6(a)), as of the last day of the fiscal quarter set forth above:

(A)	Net Worth $____________

(B)
Plus without duplication, to the extent deducted in the calculation of capital surplus in clause (A) above, any derivative liability of The ONE Group Hospitality associated with stock warrants issued by it                $____________

(C)	Less intangible assets, including

(i)	all notes receivable from officers,
members, Affiliates, and other
related parties        $____________

(ii)	goodwill, franchise, licenses,
patents, trademarks, trade names,
copyrights and brand names        $____________
(iii)    all other intangible assets        $____________
(iv)    Total intangible assets
(lines C(i) through C(iii))        $____________

(D)	Adjusted Tangible Net Worth (lines A + B - C(iv)) $____________
Requirement:    Minimum of $15,000,000 of Adjusted Tangible Net Worth
Compliance:    Yes ___    No ___

II.	Debt Service Coverage Ratio with respect to Borrowers on a consolidated basis (§5.6(b)), for the four calendar quarters ending on the last day of the fiscal quarter set forth above::

(A)	Adjusted EBITDA

(i)	Consolidated Net income $____________

(ii)	Plus Interest Expense $____________

(iii)	Plus income tax expense $____________

(iv)	Plus depreciation, amortization and
other non-cash charges, including deferred
rent and pre-opening expenses (up to
$500,000)    $____________

(v)	Minus extraordinary gains from, sales,
exchanges and other dispositions, including
distributions to members    $____________

(vi)	Plus certain non-recurring items incurred
in 2013 (as defined in the Credit
Agreement)    $____________

(vii)	Minus Adjusted EBITDA attributable to
non-controlling interest entities    $____________

(viii)	Lines A(i) through line A(vii) $____________

(B)	Total Debt Service

(i)	Interest Expense $____________

(ii)	Plus Current maturities of Long Term Debt $____________

(iii)	Line B(i) plus line B(ii) $____________

(C)	Debt Service Coverage Ratio (line A(viii)
divided by line B(iii))                    _____________
Requirement:    Minimum of 1.25:1.00
Compliance:    Yes ___    No ___

The ONE Group Compliance Certificate Signature Page

(2)    No Default has occurred during the period covered hereby or exists on the date hereof, other than:

(if none, so state);
(3)    No Event of Default has occurred during the period covered hereby or exists on the date hereof, other than:

(if none, so state); and
(4)    The representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations and warranties specifically relate to an earlier date).
[Signature Page to Follow]

The ONE Group Compliance Certificate Signature Page

Given this __________ __ 201_.

THE ONE GROUP, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
ONE 29 PARK MANAGEMENT, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK-LAS VEGAS, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK ATLANTA, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK CHICAGO, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK-LA, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK MIAMI, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK MIAMI SERVICE, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer

STK MIDTOWN HOLDINGS, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK MIDTOWN, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
STK ORLANDO LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
TOG BISCAYNE, LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
WSATOG (MIAMI) LLC
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
CA ALDWYCH LIMITED
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
HIP HOSPITALITY LIMITED
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer
T.O.G. (ALDWYCH) LIMITED
By:
Name: Samuel Goldfinger
Title: Chief Financial Officer

The ONE Group Compliance Certificate Signature Page

T.O.G. (UK) LIMITED By: Name: Samuel Goldfinger Title: Chief Financial Officer STK WESTWOOD, LLC By: Name: Samuel Goldfinger Title: Chief Financial Officer	STK DENVER, LLC By: Name: Samuel Goldfinger Title: Chief Financial Officer

The ONE Group Compliance Certificate Signature Page

SCHEDULE 3.2
Capitalization

Borrower Name	Type of Entity and Jurisdiction of Formation	Type of Equity Interest	Direct Parent	Percentage of Issued and Outstanding Shares owned by Direct Parent
The ONE Group, LLC	Delaware Limited Liability Company	Limited liability company membership interest	The ONE Group Hospitality, Inc.	100%
One 29 Park Management, LLC	New York Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK-Las Vegas, LLC	Nevada Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Atlanta, LLC	Georgia Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Chicago LLC	Illinois Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Denver, LLC	Colorado Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK-LA, LLC	New York Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Miami, LLC	Florida Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Miami Service, LLC	Florida Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Midtown Holdings, LLC	New York Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Midtown, LLC	New York Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%

Schedule 3.2-pg 1

Borrower Name	Type of Entity and Jurisdiction of Formation	Type of Equity Interest	Direct Parent	Percentage of Issued and Outstanding Shares owned by Direct Parent
STK Orlando LLC	Florida Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
TOG Biscayne, LLC	Florida Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
WSATOG (Miami) LLC	Delaware Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
STK Westwood, LLC	California Limited Liability Company	Limited liability company membership interest	The ONE Group, LLC	100%
T.O.G. (Aldwych) Limited	English Private Limited Company	[Shares of Stock]	The ONE Group, LLC	100%
T.O.G. (UK) Limited	English Private Limited Company	[Shares of Stock]	The ONE Group, LLC	100%
CA Aldwych Limited	English Private Limited Company	[Shares of Stock]	The ONE Group, LLC	100%
HIP Hospitality Limited	English Private Limited Company	[Shares of Stock]	The ONE Group, LLC	100%
Convertible Securities Options or Warrants Issued by Borrowers:
The ONE Group, LLC – 61,499warrants to purchase units of The ONE Group, LLC
Stockholders Agreements; Voting Agreements, etc. re Borrowers:
The ONE Group, LLC

1.	Second Amended and Restated Operating Agreement, dated January 1, 2009

2.	Office Lease of 3rd floor of 411 West 14th Street, New York, New York 10014, dated May 15, 2005

3.	Office Lease of front portion of 4th floor of 411 West 14th Street, New York, New York, dated June 1, 2011.

4.	Office Lease of rear portion of 4th floor of 411 West 14th Street, New York, New York 10014, dated April 1, 2011

Schedule 3.2-pg 2

One 29 Park Management, LLC

1.	Operating Agreement, dated July 30, 2009

2.	Operating Agreement of One 29 Park, LLC, dated July 23, 2009
STK-Las Vegas, LLC

1.	Operating Agreement, dated June 29, 2010

2.	Lease of restaurant space within the Cosmopolitan Hotel, located at 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109, dated January 28, 2010

3.	Restaurant Management Agreement, dated January 28, 2010
STK Atlanta, LLC

1.	Operating Agreement, dated December 9, 2009

2.	Lease of restaurant space comprised of Suites 8A and 8B of 1075 Peachtree Street, Atlanta, Georgia 30309, dated January 11, 2010

Schedule 3.2-pg 3

SCHEDULE 6.1
Existing Liens
The ONE Group, LLC

1.	Office Lease of 3rd floor of 411 West 14th Street, New York, New York 10014, dated May 15, 2005

2.	Office Lease of front portion of 4th floor of 411 West 14th Street, New York, New York, dated June 1, 2011.

3.	Office Lease of rear portion of 4th floor of 411 West 14th Street, New York, New York 10014, dated April 1, 2011
One 29 Park Management, LLC

1.	Operating Agreement of One 29 Park, LLC, dated July 23, 2009

2.	Lease of restaurant space within the Gansevoort Hotel, located at 420 Park Avenue South, New York, New York 10016

3.	Rooftop and Bar Area Management Agreement, dated July 23, 2009
STK-Las Vegas, LLC

1.	Lease of restaurant space within the Cosmopolitan Hotel, located at 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109, dated January 28, 2010

2.	Restaurant Management Agreement, dated January 28, 2010
STK Atlanta, LLC

1.	Lease of restaurant space comprised of Suites 8A and 8B of 1075 Peachtree Street, Atlanta, Georgia 30309, dated January 11, 2010

2.	Subordination, Non-Disturbance Agreement and Attornment Agreement, dated March 1, 2010

3.	Recognition Agreement, dated January 19, 2010

SCHEDULE 6.2
Existing Indebtedness
None

SCHEDULE 6.4
Existing Guaranties
None